UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

WESTWOOD FUNDS®

Westwood LargeCap Value
Westwood Dividend Growth
Westwood SMidCap Plus
Westwood SMidCap
Westwood SmallCap Value
Westwood MLP and Strategic Energy
Westwood Income Opportunity
Westwood Worldwide Income Opportunity
Westwood Global Equity
Westwood Global Dividend
Westwood Emerging Markets
Westwood Short Duration High Yield
Westwood Opportunistic High Yield
Westwood Market Neutral Income
Westwood Strategic Global Convertibles

Annual Report

October 31, 2016

Investment Adviser:

Westwood Management Corp.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
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October 31, 2016

Dear Shareholders:

The last twelve months have been nothing short of eventful. “In a year of improbable, the impossible has happened” to steal a quote from Vin Scully.

Looking back on some of the anomalous events, interest rates have moved sharply lower, so low in fact, that they breached the zero-bound and the term “lower for longer” was replaced by some as “lower forever”. The bull market has endured to become the second longest in history and yet has been described as the most hated bull market in history. Dividend yields for stocks eclipsed the yield for the 10-year Treasury and investors were faced with the proposition of owning stocks for their income yields and bonds for price appreciation. S&P 500 earnings likely will end the year relatively unchanged; this marks the third year in a row where earnings have not been able to grow meaningfully.

Growth remains the focus for all involved in the markets with an appropriate comparison to “driving in a school zone” where you are moving forward but at a reduced speed. Unanswered questions remain regarding the United States’ ability to accelerate from here, Europe and whether the continent is structurally impaired, and China managing to orchestrate a soft landing. These questions resurfaced in the fourth quarter of 2015, weighing down a number of markets around the world and forced bond yields lower. Oil prices were cut nearly in half by early 2016; China appeared headed for a hard landing and likely to take emerging markets down with it. All the negativity reversed sharply in February as central banks stepped in to provide liquidity and stimulus and took interest rates to historic lows. In a world where money became essentially “free” for companies, many businesses that were of lesser quality and with high leverage took advantage of the banks’ willingness to lend to raise capital. The markets enjoyed strong returns broadly after the losses suffered early led by higher beta and lower quality securities.

Daring to disrupt this march higher by equities, a swelling populist movement that started in the United Kingdom with a referendum to leave the European Union traveled across the ocean in the form of support for an atypical presidential candidate here in the U.S. This unfolded despite macroeconomic data points for the U.S., particularly related to the consumer and housing, which were largely positive as job metrics continued to look favorable and inflation appeared to be rising. With that comes a renewed focus on operational efficiency; companies that are unable to offset rising costs — whether labor or otherwise — through price or productivity improvements will face falling margins and lower earnings and cash flows at the same time that the markets are making all-time highs.

In light of the extremes we have seen this year and in transition as monetary policy looks to pass the baton to the fiscal stimulus promised by incoming political leaders, we believe Westwood’s bottom-up focus on fundamentals is more important than ever. As the landscape remains volatile, beneficiaries will emerge from new policy initiatives and shifts in macroeconomic forces. Against the backdrop of what has been a low return environment, Federal Reserve actions will likely continue to put upward pressure on interest rates and further help to differentiate winners and losers. While our performance over the short term has been mixed, we remain unchanged in our philosophy on protecting client capital, should this transition create further volatility.

The Way Forward

The current market environment continues to produce dislocations with respect to valuation and increased levels of fundamental skepticism that play to our strength. Growth continues to outperform value despite long-term comparisons favoring value during periods of heightened volatility, which is more compelling as we think about the merits of our approach. As it has for over 30 years, our investment process continues to seek out and find fundamentally sound companies where we believe the valuation provides limited and quantifiable downside risk.

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A discussion of each fund’s performance during the fiscal year ended October 31, 2016 is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood LargeCap Value Fund – Institutional Shares (WHGLX)	1.37%	2.00%
Westwood LargeCap Value Fund – A Class Shares (WWLAX)*	1.19%	1.74%
Russell 1000 Value Index	4.36%	6.37%
*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017.

Strong stock selection in Utilities and stock selection along with an underweight in Energy drove relative performance. Johnson & Johnson benefitted from continued strong results in their Pharmaceutical and margin improvement in their Consumer segment along with further acquisitions to tuck into their platforms. NextEra Energy moved higher as investors appreciated their strong growth profile within Utilities and continued dividend growth looking forward. Texas Instruments shares climbed as two of their largest end markets, Industrial and Automotive, have driven growth above expectations and allowed for continued return of cash to shareholders through dividend growth and share repurchases. Becton Dickinson rose as their CareFusion acquisition has continued delivering synergies on the cost-side and aided their organic growth, particularly looking forward into next year. Microsoft hit an all-time high in October as their transition to the Cloud and Software as a Service (SaaS) continues to unfold and provide a stronger outlook for topline growth amidst solid expense control translating that to cash flow.

Negative stock selection in Technology and Real Estate Investment Trusts (REITs) detracted from relative performance. Marathon Petroleum saw poor performance as a result of weak crack spreads in their Refining business as the crude oil inventory glut spilled over to the product inventories and pressured their business. The position was sold during the period. Wells Fargo shares declined as investors grappled with the ultimate impact to their financials from the recent negative headlines regarding their cross-selling practices. Apple shares fell over worries that the iPhone 7 sales would disappoint and negatively impact the company’s ability to grow revenues. The position was sold during the period. CIT Group moved lower on concerns around their infrastructure portfolio, which has exposure to energy-related railcars. The cyclical concerns over their indirect energy exposure led to exiting the position during the period. Public Storage shares declined as worries over potential industry oversupply overtook the strong fundamental position of the company in regards to their continued growth and best-in-class balance sheet.

Westwood Dividend Growth Fund

The performance of the Westwood Dividend Growth Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood Dividend Growth Fund (WHGDX)	2.78%	1.82%
S&P 500 Index	4.06%	4.51%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017.

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The Westwood Dividend Growth Fund generated positive absolute return for the year but lagged modestly on a relative basis to the index. Sector allocation was modestly positive offset by negative stock selection.

The strongest performing sectors were Energy and Health Care. Within Energy, the Fund benefitted from strong performance from Chevron that experienced contributions from several large capital projects including Gorgon LNG. Free cash flow for the firm is trending higher and capital expenditures are trending down. Within Health Care, the Fund benefitted from strong performance from UnitedHealth Group and Johnson and Johnson. UnitedHealth Group generated stellar growth and strong margins across their Health Care and Optum segments while management continued to return cash flow to shareholders through dividends and share repurchases. Concerns around Johnson and Johnson’s key drug Remicade eased as the company expects to defend its patents through 2018. The portfolio team continues to hold both UnitedHealth and Johnson and Johnson and view them both as core holdings.

The weakest performing sectors included Financial Services, Technology and Utilities. Within Financial Services, holdings in Invesco and Wells Fargo detracted from performance. Invesco has experienced challenges to growth with headwinds including outflows of assets and pressures on fees and as a result, the portfolio team sold the position in Invesco. Weak performance from Wells Fargo was driven by a widely reported scandal that involved aggressive, and some cases fraudulent, sales practices which were motivated by inappropriate sales incentives. The scandal eventually led to the resignation of CEO John Stumpf. The Dividend Growth team believes management has addressed the problems by modifying their incentive compensation structure, and the company’s competitive advantages are firmly in place. Within Technology, weak performance was driven mainly by what the Fund did not own compared to the benchmark; primarily Google and Facebook. Finally, the strategies underweight positioning in the strongest performing sector, Utilities, detracted from performance.

The Fund seeks companies that generate strong and sustainable cash flow returns on capital while trading at a discount to our estimate of intrinsic value. In addition, we look for companies where returns are improving. In terms of positioning, the Fund is overweight Technology, Producer Durables and Consumer Staples as our bottom-up process is finding better opportunities in those sectors. The Fund remains underweight Energy and Materials as cash flows generated by companies within those sectors are highly unpredictable and driven by the commodity prices.

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood SMidCap Plus Fund (WHGPX)	2.46%	0.30%
Russell 2500 Index	4.35%	3.98%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017.

Strong stock selection in Health Care and Energy aided relative performance. Cable One rallied as they continued to show steady progress on their transition to a broadband first company which comes with higher margins and better cash flow as their network upgrade spending is largely complete. Cooper Companies shares moved higher as the company continued delivering solid results as the roll-out of their new contact lens went smoothly and margins look poised to rise as their scale grows. Jarden Corporation agreed to be acquired by Newell Rubbermaid at a significant premium in early December. Albemarle rose as investors liked their divestiture of their automotive coatings business and exposure to the lithium market which has a bright future as the battery technology enabling electric vehicles. Huntington Ingalls shares climbed higher as results exhibited strong execution over the last few quarters in conjunction with their increasing focus on returning cash to shareholders in the form of share repurchases and dividend increases.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
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Negative stock selection in Technology and Consumer Discretionary weighed on relative performance. AMC Networks declined as concerns over their original content and ability to expand beyond a few key hit franchises weighed on investor perceptions even as quarterly results were largely uneventful. H&R Block suffered as they lost market share and were unable to offset lower volumes with higher prices given the competitive dynamics in the marketplace. CIT Group moved lower on concerns around their infrastructure portfolio, which has exposure to energy-related railcars. The cyclical concerns over their indirect energy exposure led to exiting the position during the period. IAC/InterActiveCorp shares fell as their results failed to match analyst estimates and concerns arose over potential secular challenges. NetApp shares were hit as negative trends in the Information Technology hardware space continued to weigh on their results in an uncertain global economic environment.

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood SMidCap Fund (WHGMX)	3.73%	-1.08%
Russell 2500 Index	4.35%	3.98%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Strong stock selection in Health Care and Energy aided relative performance. Energizer Holdings benefitted from better industry pricing and margin expansion as well as further building out their consumer brand platform via an acquisition. Albemarle rose as investors liked their divestiture of their automotive coatings business and exposure to the lithium market which has a bright future as the battery technology enabling electric vehicles. Cable One rallied as they continued to show steady progress on their transition to a broadband first company which comes with higher margins and better cash flow as their network upgrade spending is largely complete. Cooper Companies shares moved higher as the company continued delivering solid results as the roll-out of their new contact lens went smoothly and margins look poised to rise as their scale grows. Cardtronics climbed as the company continued delivering consistent results as investors look for their sizable acquisition to replace some business that was lost.

Negative stock selection in Consumer Discretionary and Materials weighed on relative performance. H&R Block suffered as they lost market share and were unable to offset lower volumes with higher prices given the competitive dynamics in the marketplace. Boise Cascade was negatively impacted by increased competition from international producers who increased their imports and pressured pricing for Boise’s products. ClubCorp Holdings declined over fears of further declines in golf and their geographic exposure to energy-heavy states such as Texas. CIT Group moved lower on concerns around their infrastructure portfolio, which has exposure to energy-related railcars. The cyclical concerns over their indirect energy exposure led to exiting the position during the period. IAC/InterActiveCorp shares fell as their results failed to match analyst estimates and concerns arose over potential secular challenges.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Westwood SmallCap Value Fund

The performance of the Westwood SmallCap Value Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood SmallCap Value Fund (WHGSX)	10.18%	6.40%
Russell 2000 Value Index	7.54%	8.81%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017.

Strong stock selection in Real Estate Investment Trusts (REITs) and Energy drove relative performance. Callon Petroleum moved higher as their acreage in the Permian Basin performed well and their acquisition in Howard County further strengthened their position. RSP Permian shares climbed as they also had strong results out of their Permian Basin acreage and further expanded their footprint with the Silver Hill acquisition. Trex Company rose as the company reported strong growth in topline and margins driven by continued share gains for their composite deck products. DTS Inc., agreed to be acquired in an all-cash transaction at a significant premium by Tessera. CyrusOne rallied as results continued to support an ever growing demand for data center space and they remain well positioned.

Negative stock selection in Materials and Consumer Discretionary weighed on relative performance. OSI Systems fell as concerns over their Health Care segment which had issues with a new product launch and some delays with their security product deliveries. Synergy Resources reacted negatively as the price of crude fell early in 2016 and weighed heavily on shares along with a proposal in Colorado that was ultimately defeated but would have disrupted their operations. Kapstone Paper was pressured by pricing uncertainty for containerboard as pricing fell initially in the year but has since recovered with an additional hike by producers in the fall. ClubCorp Holdings declined over fears of further declines in golf and their geographic exposure to energy-heavy states such as Texas. Boise Cascade was negatively impacted by increased competition from international producers who increased their imports and pressured pricing for Boise’s products.

Westwood MLP and Strategic Energy Fund

The performance of the Westwood MLP and Strategic Energy Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood MLP and Strategic Energy Fund – (WMLPX)	7.21%	-1.93%
Alerian MLP Index	4.10%	-1.80%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Energy equities experienced a volatile twelve months as crude oil prices fell significantly and then rebounded to prior year levels. It was period marked by investor anxiety as the precipitous decline in the commodity threatened the viability of many energy companies. However, during this period several oil and gas producers were able to recapitalize their balance sheets and survive the cycle. The Master Limited Partnership (MLP) asset class performance experienced the same volatility as energy producers as the energy cycle appears to have bottomed. The reengagement of producer activity bodes well for midstream energy infrastructure in the coming year. Lastly, Utilities outperformed handily as it became clear the Federal Open Market Committee (FOMC) would keep interest rates low.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

For the year ended October 31, 2016, the Fund fell 1.93% on a total return basis compared to the Alerian MLP Index loss of 1.80%. Over the same period, the Philadelphia Utilities Index rose 18.50% and the S&P 500 Index rose 4.51%.

Rising crude oil and natural gas pricing coupled with falling U.S. 10-year Treasury yields helped propel energy and utilities early in the year. Several MLP management teams adopted supplemental self-help measures including cash distribution reductions, sometimes paired with roll-up strategies to combine the general partner with the limited partner structure. These measures helped compress yields in the space, improve cost of capital, and simplify select corporate structures, albeit at the expense of near-term growth in cash distribution payouts. Expansion projects also moderated in size and in scope as upstream drilling budgets were curtailed. With shrinking organic opportunities, acquisition strategies grew more popular evidenced by a handful of large combinations during the year with the potential for more to occur.

Among our best performers throughout the year has been Consol Energy, which completed the exit of their coal mining business and produced excellent drilling results in the Marcellus and Utica basins. Management also successfully implemented cost controls that helped result in better than expected margins. Spectra Energy Corp. was another top contributor to performance and benefited from a buyout at a premium valuation. Throughout the year several midstream and utility positions were sold as valuations grew full, and we initiated several upstream and other midstream positions as we began to see opportunity present itself. Among our worst performers was Teekay Corp., due to a dividend cut in December. As the fundamentals warranted, we exited our position in the company.

Energy fundamentals began to improve during the past year, but not without fits and starts. In recent months, the Organization of Petroleum Exporting Countries (OPEC) has attempted to build consensus among members on production cuts necessary to bring global oil market supply back into balance with demand. However, the level of cooperation among member nations to avoid overproduction remains unclear. Moreover, non-OPEC suppliers would remain free to drill without particular regard for OPEC output targets. At trough earnings levels, energy equity valuations appeared expensive. However, on a forward-looking basis, we have begun to identify attractive opportunities to buy companies with visible cash flow generation and undervalued assets. Capital markets remain open for higher-quality issuers, and we have seen the beginnings of consolidation in the midstream industry. Although some obstacles remain, we feel the energy industry is well on its way down the path to repair.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood Income Opportunity Fund – Institutional Shares (WHGIX)	1.89%	3.15%
Westwood Income Opportunity Fund – A Class Shares (WWIAX)*	1.77%	2.96%
Citigroup 10-Year Treasury Index	0.48%	4.25%
Citigroup 3-Month Treasury Bill Index	0.14%	0.23%
S&P 500 Index	4.06%	4.51%
FTSE NAREIT Index	2.55%	7.78%
25/25/25/25 Blended Benchmark Index**	1.88%	4.41%
*	Without sales charge
**	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017.

Performance for the period was driven primarily by allocation to, and security selection among, Common Stock. Allocation to Preferred Stock and selection among Real Estate Investment Trusts (REITs) also contributed meaningfully, with both

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

asset classes benefitting from the decline in interest rates over the period. Shares of Becton Dickinson were the largest contributor to overall performance. The company posted strong earnings results driven by robust organic growth and significant cost synergies related to the CareFusion acquisition. Shares of Johnson & Johnson, a global Health Care company with significant non-U.S. revenues, benefited from U.S. Dollar weakness during the first half of calendar 2016. The company’s management also announced a new $10 billion share repurchase program. Spectra Energy’s shares rose significantly on the announcement that the company will be acquired by Enbridge.

Weakness in crude oil prices negatively impacted the Fund’s energy and energy-related securities. While Master Limited Partnerships (MLPs) were the only asset class that detracted from performance in the period, several of the Fund’s MLP holdings were particularly hard hit and were among the top detractors from performance. The single largest detractor from the Fund’s performance was Plains All American Pipeline—often regarded as an MLP bellwether. In addition to suffering from the weakness in crude oil prices, Energy Transfer Equity and Williams Partners both experienced additional headwinds due to mounting uncertainties regarding the merger agreement between Energy Transfer Equity and Williams Partners’ parent company.

Westwood Worldwide Income Opportunity Fund

The performance of the Westwood Worldwide Income Opportunity Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood Worldwide Income Opportunity Fund (WWIOX)	0.39%	-0.17%
MSCI World Index	2.25%	1.18%
FTSE/EPRA NAREIT Developed Index	-1.11%	2.48%
Bloomberg Barclays Global Treasury G-7 Index	-0.98%	7.25%
Citigroup 3-Month Treasury Bill Index	0.14%	0.23%
25/25/25/25 Blended Benchmark Index*	0.15%	2.98%
*	25% MSCI World Index, 25% FTSE/EPRA NAREIT Developed Index, 25% Bloomberg Barclays Global Treasury G-7 Index, 25% Citigroup 3-Month Treasury Bill Index.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Performance for the period was driven primarily by security selection among Common Stocks. An allocation to Preferred Stocks and Real Estate Investment Trusts (REITs) also contributed meaningfully, with both asset classes benefitting from the decline in interest rates over the period. Shares of Spectra Energy were the largest contributor to overall performance. Its shares rose significantly on the announcement that the company will be acquired by Enbridge. Becton, Dickinson and Company’s shares performed well after the company posted strong earnings results driven by robust organic growth and significant cost synergies related to the CareFusion acquisition. Shares of Johnson & Johnson, a global Health Care company with significant non-U.S. revenues, benefited from U.S. Dollar weakness during the first half of calendar 2016. The company’s management also announced a new $10 billion share repurchase program.

Weakness in crude oil prices negatively impacted the Fund’s energy and energy-related securities. Kinder Morgan Inc., often regarded as a midstream oil & gas bellwether, together with Western Gas Partners were among those significantly weighed down by the weakness in energy prices. Shares of European and U.K. banks such as Lloyds Banking Group experienced several macro headwinds, including heightened concerns over energy credit exposure, the impact of negative interest rates in Europe on net interest margins, and Brexit (Great Britain’s European Union referendum).

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Westwood Global Equity Fund

The performance of the Westwood Global Equity Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood Global Equity Fund (WWGEX)	3.57%	4.95%
MSCI All Country World Index	3.31%	2.63%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Global equity markets posted a modest advance, led by Emerging Markets. A non-committal stance by the European Central Bank (ECB) towards further policy easing caused some nervousness among investors, but this was offset by the Federal Reserve’s (Fed) decision to abstain from hiking rates until the end of the year. The Bank of Japan’s new policy framework of targeting the yield curve was viewed positively, while prevailing issues related to Brexit, the U.S. presidential election, and Organization of Petroleum Exporting Countries (OPEC) discussions added uncertainty to near-term outlook.

Asia ex-Japan led returns as China and Hong Kong markets rose sharply. The China Insurance Regulatory Commission allowed mainland insurers to invest directly in Hong Kong via the Shanghai-HK Stock Connect. South Korea and Taiwan outperformed as the tech sector benefitted from the iPhone 7 launch. New Zealand and Japan also advanced from optimism towards further liquidity measures and improving commodity prices. Europe was positive as investors continued to deal with the aftermath of the Brexit vote, leading to a rise in volatility and a further drop in bond yields amid political and economic turbulence from upcoming elections in France, Germany and Italy. North America rose as the U.S. was positive. Growth in non-farm payrolls rebounded from previous weakness, and earnings growth for S&P 500 companies showed marginal expansion. The potential outcome of the presidential election remained a key event risk driven by policy unpredictability. Emerging Markets outperformed with an 8% return, led by Asian economies, as overall exports showed signs of recovery. Latin America rose with Brazil posting a 10% gain amid the ongoing political transition and improving economic prospects, while Mexico fell from political uncertainty tied to the U.S. election. Europe, Middle East and Asia (EMEA) was positive as Egypt and Hungary advanced strongly, while South Africa and Russia also gained. Turkey fell as the sovereign rating was downgraded to junk by Moody’s.

Security selection was the key driver in positive relative return for the portfolio, offsetting negative sector allocation. Industrials, Consumer Discretionary, and Consumer Staples were the main contributors.

Security selection and positive overweight allocation contributed to positive return from Industrials. In the U.S., diversified industrial conglomerate Honeywell International, and security and defense company Raytheon Company, were the top contributors as shares of these companies continued to rise on improving global and domestic growth outlook. Dun & Bradstreet, back-up generator supplier Generac, and power supply company Schneider Electric SE also contributed.

Contribution in Consumer Discretionary was led by Hanon Systems, a climate-control company that has gained market share in the growing global automobile segment. Media company, Omnicom Group, was positive as shares climbed after reporting better than expected results that exceeded management guidance. Informa Plc., a provider of business information across a range of industries around the world, contributed as the company has been implementing a turnaround plan, and global luggage brand Samsonite also contributed, while the sole detractor in the sector was Persimmon, a U.K. homebuilder.

In Consumer Staples, security selection was the main driver of return, led by Thai Union Group, Kraft Heinz, Henkel AG, and Japan Tobacco. Although valuations are at or beyond historical range, the fundamental thesis for these holdings remains intact.

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Other contributors in the portfolio not mentioned above included Genomma Lab, Largan Precision, and Taiwan Semiconductor. Detractors included Jones Lang LaSalle, Lannett Company, Lloyds Banking and Lenovo Group.

The global economy should remain on its path of muted growth and stabilization in the near-term, supporting the outlook for corporate earnings and equity valuations. A prolonged period of monetary stimulus from central banks remains the most likely underlying trend, as governments around the world seem to be shifting towards the Keynesian style of countercyclical fiscal spending to stimulate their respective economies. The growing divergence in growth prospects and economic performance of global equities should present new opportunities for investors through prudent allocation and stock selection.

Westwood Global Dividend Fund

The performance of the Westwood Global Dividend Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood Global Dividend Fund (WWGDX)	1.29%	2.58%
MSCI All Country World Index	3.31%	2.63%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Global equity markets posted a modest advance, led by Emerging Markets. A non-committal stance by the European Central Bank (ECB) towards further policy easing caused some nervousness among investors, but this was offset by the Fed’s decision to abstain from hiking rates until the end of the year. The Bank of Japan’s new policy framework of targeting the yield curve was viewed positively, while prevailing issues related to Brexit, the U.S. presidential election, and Organization of Petroleum Exporting Countries (OPEC) discussions added uncertainty to near-term outlook.

Asia ex-Japan led returns as China and Hong Kong markets rose sharply. The China Insurance Regulatory Commission allowed mainland insurers to invest directly in Hong Kong via the Shanghai-HK Stock Connect. South Korea and Taiwan outperformed as the tech sector benefitted from the iPhone 7 launch. New Zealand and Japan also advanced from optimism towards further liquidity measures and improving commodity prices. Europe was positive as investors continued to deal with the aftermath of the Brexit vote, leading to a rise in volatility and a further drop in bond yields amid political and economic turbulence from upcoming elections in France, Germany and Italy. North America rose as the U.S. was positive. Growth in non-farm payrolls rebounded from previous weakness, and earnings growth for S&P 500 companies showed marginal expansion. The potential outcome of the presidential election remained a key event risk driven by policy unpredictability. Emerging Markets outperformed with an 8% return, led by Asian economies, as overall exports showed signs of recovery. Latin America rose with Brazil posting a 10% gain amid the ongoing political transition and improving economic prospects, while Mexico fell from political uncertainty tied to the U.S. election. Europe, Middle East and Asia (EMEA) was positive as Egypt and Hungary advanced strongly, while South Africa and Russia also gained. Turkey fell as the sovereign rating was downgraded to junk by Moody’s.

Security selection was the key driver in positive relative return for the portfolio, offsetting negative sector allocation. Industrials and Financials were the main contributors, while Energy detracted.

Security selection and positive overweight allocation contributed to positive return from Industrials. In the U.S., diversified industrial conglomerate Honeywell International, and security and defense company Raytheon Company, were the top contributors as shares of these companies continued to rise on improving global and domestic growth outlook. Power supply company, Schneider Electric SE, and electronic equipment and systems provider Koninklijke Philips from Europe also contributed.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Financials contributed to the portfolio from positive security selection that exceeded negative overweight allocation. Brazil insurance company BB Seguridade contributed amid a broader market recovery in hopes of improving economic conditions following a potential impeachment of the president. U.S. insurance company Chubb Limited (formerly ACE Insurance) and Bank of Georgia, the country’s leading domestic bank with over 33% market share, also contributed. Notable detractors were Close Brothers in the U.K, and UBS Group.

Energy detracted from security selection, led by services-related companies Williams Companies, Kinder Morgan Inc., and Petrofac Limited, amid uncertainty in earnings outlook as capital spending among exploration and production firms remains tentative.

Other contributors in the portfolio not mentioned above included Taiwan Semiconductor, Thai Union Group, and Texas Instruments. Detractors included Lenovo Group, Bristol-Myers, and Eutelsat Communications.

The global economy should remain on its path of muted growth and stabilization in the near-term, supporting the outlook for corporate earnings and equity valuations. A prolonged period of monetary stimulus from central banks remains the most likely underlying trend, as governments around the world seem to be shifting towards the Keynesian style of countercyclical fiscal spending to stimulate their respective economies. The growing divergence in growth prospects and economic performance of global equities should present new opportunities for investors through prudent allocation and stock selection.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood Emerging Markets Fund – Institutional Shares (WWEMX)	9.10%	14.61%
Westwood Emerging Markets Fund – A Class Shares (WWEAX)*	8.72%	14.16%
MSCI Emerging Markets Index	9.68%	9.67%
*	Without sales charge.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Emerging Markets (EM) outperformed developed regions with a strong advance during the year, supported by an appreciation in currencies following the Federal Reserve’s (Fed) decision to postpone further rate hikes until the end of the year. Exports from EM continued to show recovery amid a stabilization in global growth, but prevailing issues related to Brexit, the U.S. presidential election, and Organization of Petroleum Exporting Countries (OPEC) discussions raised near-term uncertainty in outlook.

The Asian region led returns as China rose sharply following an announcement from the China Insurance Regulatory Commission, allowing mainland insurers to invest directly in Hong Kong via the Shanghai-HK Stock Connect. The country also aims to fund infrastructure and public projects worth RMB10.6 trillion through public-private partnerships, while the retail gas and diesel price regulator announced the largest of three consecutive price cuts this year. South Korea and Taiwan outperformed as the tech sector benefitted from the iPhone 7 launch. Indonesia rose as the central bank cut benchmark rates to spur economic recovery, and Thailand rose from higher than expected 2Q Gross Domestic Product (GDP) year-over-year growth, and the passage of a national referendum on a draft constitution written by an army-appointed committee, supported by a clear majority. A Goods and Services Tax Bill, which has potential for long-term tax reforms, was passed in India’s parliament as the central bank appointed a new chief, Urjit Patel. Latin America was positive as Brazil outperformed amid the ongoing political transition with impeachment proceedings confirmed by the Senate against the former president

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Rousseff, as economic prospects continued to improve. Mexico fell from political uncertainty tied to the U.S. election, as the central bank commented that risks surrounding economic growth had deteriorated since the last rate cut in June. Europe, Middle East and Asia (EMEA) also advanced as Egypt, Hungary, South Africa and Russia were positive. A recovery in oil prices contributed to a strengthening of the Russian ruble. Turkey fell as the sovereign rating was downgraded to junk by Moody’s.

The portfolio remained fully invested but was opportunistic in taking profits and/or adding to positions that were unjustly impacted by market gyrations. For the period, the portfolio outperformed its benchmark primarily from security selection, particularly in Financials, Consumer Discretionary, and Energy.

Contribution from security selection in Financials was led by stocks in Brazil, Banco Bradesco, and BB Seguridade. Other contributors included Credicorp, PT Bank Mandiri in Indonesia, and Bank of Georgia, the country’s leading domestic bank with over 33% market share, as the bank recently reported an improvement in profitability to a Return on Equity (ROE) of 25%. Shares of Credicorp benefitted from a broad market rally following recent elections, as the bank beat estimates with a reported 18% increase in recurring earnings and 9% growth in net interest income growth.

Consumer Discretionary detracted from overweight allocation and security selection. Contributors included Lojas Americanas, a household retailer, and Grendene in Brazil. South Korean holdings Hanon Systems and Hankook Tire contributed from exposure in the global auto industry. Indonesia-based PT Media Nusantara also contributed, while Giant and Ford Otomotiv in Turkey detracted.

Petroleo Brasileiro SA was the main contributor in Energy as shares rose in response to positive developments in the company’s ongoing restructuring and divestment plan. Recent asset sales have helped to improve the risk profile of the company by raising cash to lower debt on the balance sheet, and the production profile of Petrobras has also improved, with consecutive monthly oil production growth reaching 8% on a quarterly basis. PTTEP of Thailand and Tenaris, the manufacturer of seamless tubular equipment used in oil exploration were also positive, while one of the world’s highest grade refiners, Turkiye Petrol Rafinerileri, detracted.

Other top contributors in the portfolio not mentioned above included Randgold, Taiwan Semiconductor, Tripod Technology, and Largan Precision. Detractors included TAV Havalimanlari, Lenovo Group, BNK Financial, and CT Environmental. We sold Koza Altin, Massmart Holdings, Gerdau, ONGC based on a deteriorating fundamental outlook.

The recent outperformance of Emerging Markets relative to the rest of the world has, in our view, been long overdue relative to the attractive buying opportunities that persist. Valuations remain at or near historic lows while return metrics are comparable to those in the developed world. While uncertainty from exogenous developments such as Brexit, the U.S. election, potential Fed tightening, and the risk of further geopolitical instability may continue to persist, there are positive fundamental and structural developments that are occurring within EM economies that will support higher domestic growth rates and rising standards of living. Our proven investment approach ensures that we will be well-positioned for the unfolding of the long-term EM growth story that is to come.

Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood Short Duration High Yield Fund – Institutional Class Shares (WHGHX)	3.87%	4.75%
Westwood Short Duration High Yield Fund – A Class Shares (WSDAX)*	3.74%	4.50%
BofA Merrill Lynch U.S. High Yield Index†	7.74%	10.16%
*	Without sales charge.
†	The BofA Merrill Lynch U.S. High Yield Index is provided solely as a relative market indicator. The Westwood Short Duration High Yield Fund is not a benchmarked product.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Over the twelve month period ended October 31, 2016, markets exhibited periods of volatility in response to shifting global risks, fluctuating commodity prices, the first increase in U.S. interest rates in a decade and political uncertainty. High yield showed weakness during the first three months of the period amid concerns on global growth and financial market conditions due to weak global economic data, but went on to post positive returns for the next nine months. Market conditions improved as the European Central Bank (ECB) and U.S.’s Federal Open Market Committee (FOMC) lifted the overall markets with supportive policy responses in early 2016. The ECB announced an expanded asset purchase program, which exceeded market expectations, and the FOMC indicated a slower-than-expected pace for rate hikes through its “dot plots”. Markets rebounded after the unexpected U.K. Brexit vote result in June, with little negative impact on global markets. West Texas Intermediate Crude oil (WTI Crude) prices fluctuated during the period reaching a low of $26.21 per barrel on February 21, and a high of $51.60 as recently as October 19, and ended the period at $46.86. The U.S. Dollar Index rose 0.10% and the yield curve flattened with the Two-year Treasury up 11 basis points (bps) to 0.85% and the 10-year lower by 32 bps to 1.83%.

During the period, the BofA Merrill Lynch U.S. High Yield Index returned 10.16%, credit spreads tightened by 100 bps to 486 bps, and the average yield-to-worst was lower by 1.13% to 6.26%. High yield outperformed investment grade corporates, as represented by the BofA Merrill Lynch U.S. Corporate Index’s 7.03%, as well as large and small cap equities as represented by the S&P 500’s 4.51% return and the Russell 2000 Index’s 4.11%. In high yield, performance was positive across credit qualities, with BB, B, and CCC returning 8.9%, 9.0% and 18.5%, respectively. Performance was positive across all sectors as well, with Basic Industry as the top performer with an 18.53% return, while Health Care was the bottom performer, returning 3.47%. The Short Duration subset of the high yield market captured about half the market return, somewhat price constrained due to near-term take-outs.

The Fund closed the year ended October 31 with 355 bond holdings, representing 260 issuers. This is up from last year. We believe diversification of holdings is integral for this strategy and helps to reduce risk. The largest position was HCA Inc. 6.5% Notes due 2020, which represented a 0.70% holding in the Fund. As of October 31, 2016, the Fund had approximately 75% of the broad high yield market’s yield-to-worst with just over 45% of the broad market duration-to-worst (as measured by the BofA Merrill Lynch U.S. High Yield Index).

Approximately one-third of the holdings had maturities of less than three years with the other two-thirds having longer maturities but trading to expected early take-outs inside this three-year period. This is a slight swing in favor of the latter group and brings us back to a more normalized mix. Recall last year at this time we were valuing outright maturities for their ability to dampen volatility in the portfolio. However, as overall market volatility has declined, we have brought this group down a little and focused on higher-returning opportunities in the yield-to-call space.

Performance was a function of high coupon income with gains and losses largely offsetting each other. All sectors contributed positive returns, with Basic Industry leading and Retail the laggard. The top three positive contributors to overall returns were MEG Energy 6.5% of 2021, Alta Mesa 9.625% of 2018 and ArcelorMittal 6.25% of 2020, each of which added between 6 and 8 bps. The bottom contributors to returns were SPL Logistics 8.875% of 2020, Energy XXI 9.25% of 2017 and Breitburn Energy 8.625% of 2020, each of which cost 13 bps.

The portfolio is constructed with a large amount of front-end maturities and expected near-term calls. This should translate into increased portfolio turnover. We can use this natural cash generation to take advantage of volatility and a changing yield curve as speculation swirls around the Fed’s actions later this year. We expect to continue to benefit from security selection and portfolio diversification, using market volatility to opportunistically add attractively priced positions to the Fund.

Diversification does not ensure a profit or guarantee against a loss.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Westwood Opportunistic High Yield Fund

The performance of the Westwood Opportunistic High Yield Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood Opportunistic High Yield Fund – Institutional Shares (WWHYX)	6.89%	7.46%
Westwood Opportunistic High Yield Fund – Ultra Shares (WHYUX)	6.95%	7.56%
BofA Merrill Lynch U.S. High Yield Index	7.74%	10.16%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Over the twelve month period ended October 31, 2016, markets exhibited periods of volatility in response to shifting global risks, fluctuating commodity prices, the first increase in U.S. interest rates in a decade and political uncertainty. High yield showed weakness during the first three months of the period amid concerns on global growth and financial market conditions due to weak global economic data, but went on to post positive returns for the next nine months. Market conditions improved as the European Central Bank (ECB) and U.S.’s Federal Open Market Committee (FOMC) lifted the overall markets with supportive policy responses in early 2016. The ECB announced an expanded asset purchase program, which exceeded market expectations, and the FOMC indicated a slower-than-expected pace for rate hikes through its “dot plots”. Markets rebounded after the unexpected U.K. Brexit vote result in June, with little negative impact on global markets. West Texas Intermediate Crude oil (WTI Crude) prices fluctuated during the period reaching a low of $26.21 per barrel on February 21, and a high of $51.60 as recently as October 19, and ended the period at $46.86. The U.S. Dollar Index rose .10% and the yield curve flattened with the Two-year Treasury up 11 basis points (bps) to 0.85% and the 10-year lower by 32 bps to 1.83%.

During the period, the BofA Merrill Lynch U.S. High Yield Index returned 10.16%, credit spreads tightened by 100 bps to 486 bps, and the average yield-to-worst was lower by 1.13% to 6.26%. High yield outperformed investment grade corporates, as represented by the BofA Merrill Lynch U.S. Corporate Index’s 7.03%, as well as large and small cap equities as represented by the S&P 500’s 4.51% return and the Russell 2000 Index’s 4.11%. In high yield, performance was positive across credit qualities, with BB, B, and CCC returning 8.9%, 9.0% and 18.5%, respectively. Performance was positive across all sectors as well, with Basic Industry as the top performer with an 18.53% return, while Health Care was the bottom performer, returning 3.47%. The Short Duration subset of the high yield market captured about half the market return, somewhat price constrained due to near-term take-outs.

Performance for the Fund remains on track with its objective which seeks to maximize total return through a high level of current income and capital appreciation. Top contributors for the period include Alta Mesa Holdings 9.625% notes due 2018, REX Energy Corp 1.0% notes due 2020 and Approach Resources Inc. notes due 2021, all within the Energy sector. Bottom contributors to performance include Legacy Reserve 8.0% notes due 2020 within the Energy sector, Rue21 Inc. 9.0% notes due 2021 within the Retail sector and satellite telecommunications provider Intelsat 7.75% notes due 2021.

The Fund ended October with 385 holdings representing 294 issuers. The largest position, Casella Waste Systems 7.75% notes due 2019, represented 0.91% of the portfolio and the top five positions represented 3.74%. The Fund had a yield-to-worst of 6.80%, which was 0.54% above the index, and a duration-to-worst of 3.5 years, which was 0.4 years shorter than the index.

Looking forward, the Fund expects to invest cash flows into targeted new debt issuance of companies believed to be well positioned relative to cyclical and secular risks, have managements with credible execution strategies and have substantial financial flexibility to weather volatile capital markets.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Westwood Market Neutral Income Fund

The performance of the Westwood Market Neutral Income Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood Market Neutral Income Fund – Institutional Shares (WMNIX)	4.23%	3.62%
Westwood Market Neutral Income Fund – Ultra Shares (WMNUX)	4.30%	3.73%
Citigroup 1-Month Treasury Bill Index	0.10%	0.17%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

The broader liquid alternatives investment category had fairly muted results over the past year. Increased volatility in the global markets in early 2016 gave way to a broad-based rally over the next several months, and provided for significant dispersion of returns during the year. However, the trailing year results for the category have been rather tepid: the Credit Suisse Liquid Alternatives Beta Index rose 1.25% for the year ended October 31, 2016, while the IQ Hedge Market Neutral Tracker ETF rose 1.57% over the same period.

The Westwood Market Neutral Income Fund Institutional Shares had solid performance in the twelve months ended October 31, 2016, returning 3.62% during a period which included the most significant percentage decline the S&P has seen in nearly five years. During the past year, the two major strategies of the Fund, short-duration yield convertibles and convertible arbitrage, have both performed within expectations. The short duration income portfolio has provided a ballast to the Fund, as the Fund has generated both income and modest capital appreciation from convertible bonds throughout the globe. U.S. and European convertibles in this strategy have provided stable income to the Fund, and the positive accretion of short-dated Asian convertibles toward par has proven to be a rewarding tactical investment.

Within the convertible arbitrage strategy of the Fund, the focus is to target global convertible bonds which trade below fair value while concurrently selling the related equity exposure by shorting stock. By doing so, the Fund seeks to capture the move towards fair value of the convertible position, while also potentially participating in the volatility of the stock that is sold as a hedge. Performance was driven by a healthy mix of event-driven opportunities that caused convertible cheapness to resolve in favor of our investors, and also ongoing opportunities to trade around corresponding equity movements, monetizing the underlying volatility while waiting for the gradual movement towards convertible fair value. We continue to see compelling investment opportunities within this portion of the Fund.

Two other components of the Fund’s strategy are worth highlighting. First, income generation through option writing was modestly beneficial to the Fund’s performance during the past year, and we anticipate that this will continue to be a means of enhancing returns of the Fund in a low risk manner. Second, the Fund has continued to employ tail hedging strategies to protect the Fund and maintain optimal flexibility in “risk-off” market environments. In the past year, the Fund has employed put options on the S&P 500, the Russell 2000 Index, the SPDR Barclays High Yield Bond ETF (JNK), a VIX Call spread, and other liquid options that helped to protect the portfolio in a cost-effective manner.

As discussed above, this Fund is made up of multiple strategies, intended to provide a reasonable return and healthy liquidity, in a manner which limits correlation with the broader equity and fixed income markets. As shifts in global monetary policy continue to impact various market factors such as economic growth, inflationary concerns, interest rate changes, and risk appetite amongst global investors, we would expect this Fund to continue to offer some protection from a potential volatile global investing landscape.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Westwood Strategic Global Convertibles Fund

The performance of the Westwood Strategic Global Convertibles Fund (the “Fund”) for the periods ended October 31, 2016 was as follows:

	Six Months	2016 Fiscal Year
Westwood Strategic Global Convertibles Fund (WSGCX)	-0.05%	-1.04%
Thomson Reuters Global Focus Convertible Bond Index	0.38%	-0.50%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

The global convertible bond market was essentially flat over the twelve month period ended October 31, 2016, as the Thomson Reuters Global Focus Convertible Bond Index was lower by 0.50%. Positive performance in the second half of the year helped to erase most of the decline seen during the first six months of the period. Convertible bonds were negatively affected by underperformance of the underlying equities, in part because of the natural growth bias of companies within the convertibles asset class. As an illustration, during the period, the MSCI All Cap World Index increased 2.64% while the Russell 2000 Growth Index declined 0.49%. Over the same period, the Bloomberg Barclays Global Credit Index returned 5.59%.

The Westwood Strategic Global Convertibles Fund performed slightly below the Thomson Reuters Global Focus Convertible Bond Index in the twelve months ended October 31, 2016. Top down factors aided performance in the second half of the period, as a tactical overweight position in the U.S. region and comparative underweights in Asia and Europe proved beneficial. This marked a reversal from the first half of the Fund year, when an overweight in the underperforming U.S. market and an underweight in the outperforming European market negatively impacted returns.

The Fund’s delta position, or sensitivity to global equity markets, was above that of the benchmark. While this was a drag in the first half of the period as stocks sold off around the globe, this was beneficial in mid-2016 as markets rallied. Delta positioning by region was somewhat mixed, as overweight U.S. delta benefitted the Fund in the back half of the year, after having hindered it earlier. Likewise, the underweight delta positioning in Europe helped somewhat in the second half, after having been an earlier headwind. Asian delta was somewhat underweight benchmark, though this was more related to available security selection that fit our profile of balanced, convex convertible bonds.

Security selection relative to the index was somewhat mixed, though the active share of the Fund remained high. While certain holdings were significant positive contributors to Fund performance during the year, the Fund also suffered from a lack of exposure to certain index positions that performed well, but did not meet our investment criteria.

Wright Medical Group bonds were a top performing position for the Fund, as the manufacturer of orthopedic devices posted steady growth and removed an overhang by settling potential litigation. ServiceNow convertibles aided performance, as the company continued to improve its fundamental growth story. Kingdee International Software, a China-focused provider of enterprise management software was another top performer among Fund holdings, as was an issue from Schindler Holdings which was harvested for a gain during the period.

On the downside, holdings in certain U.K. Real Estate Investment Trust (REIT) names were negatively impacted by the Brexit vote in June, as bonds from British Land and Helical Bar were a drag on fund returns during the year. Weakness late in the period from energy holdings such as Chesapeake Energy and Weatherford International caused a similar negative impact on period performance.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Relative to the index, Fund performance also suffered as a result of not holding certain large benchmark positions, as their profiles did not meet the Fund’s risk/reward criteria due to a lack of convexity. Despite not being balanced convertible bonds, outperformance by the underlying equities in these high-delta names such as Intel and Microchip Technologies hindered relative performance versus the index.

The Fund continues to be positioned somewhat overweight delta on a global basis; however, we remain focused on maintaining a portfolio of balanced convertible bonds that will maintain the asymmetric return profile that we believe provides the most attractive characteristic in the asset class, one that should perform well in both stable and volatile markets.

Thank you for your continued trust.

Sincerely,

The Investment Team

The Westwood Funds

S&P Ratings are a grade given to bonds that indicate their credit quality. S&P give ratings after evaluating a bond issuer’s financial strength, or it’s the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned.

Investing involves risk including possible loss of principal.

To determine if a Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-877-386-3944. Read the prospectus carefully before investing or sending money.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Portfolio will achieve its stated objectives. Bonds and bond funds will decrease in value as interest rates rise. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. In addition to the normal risks associated with investing, bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High Yield bonds are highly speculative and carry a greater degree of risk. Investments in smaller companies typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. A company may reduce or eliminate its dividend, causing losses to the Fund. Asset allocation does not guarantee against loss. There are specific risks inherent in small cap investing such as greater share price volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Several of the Funds may use derivatives. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counterparty risk. In addition, REIT investments are subject to the changes in economic conditions, credit risk, and interest rate fluctuations. Diversification does not protect against market loss.

The Westwood Funds are distributed by SEI Investments Distribution Co., which is not affiliated with the Advisor or any other affiliate.

THE ADVISORS’ INNER CIRCLE FUND

Definition of the Comparative Indices & Key Terms

Alerian MLP Index is the leading gauge of large and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, includes 50 prominent companies and captures approximately 75% of available market capitalization.

Bloomberg Barclays Global Credit Index is an unmanaged index composed investment grade and high yield credit securities from the Multiverse Index represented in U.S. Dollars on a total return and unhedged basis. The Multiverse Index is the merger of two index groups; the Global Aggregate Index and the Global High Yield Index. The index includes dividend and interest.

Bloomberg Barclays Global G-7 Treasury Index tracks fixed-rate, local currency government debt of the US, Germany, UK, Italy, France, Canada and Japan. The index represents the treasury sector of the Barclays Global Aggregate Index and contains issues from the G7 countries denominated in 5 currencies.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

BofA Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not reflect any management fees, transaction costs, or expenses. Investors cannot invest directly in an index.

Citigroup 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury bills with maturities of one month. The Index reflects no deduction for fees, expenses or taxes.

Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.

Credit Suisse Liquid Alternatives Beta Index reflects the combined returns of the individual Liquid Alternative Beta strategy indices – Long/Short, Event Driven, Global Strategies, Merger Arbitrage and Managed Futures – weighted according to their respective strategy weights in the Credit Suisse Hedge Fund Index.

Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

Duration to Worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first.

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

FTSE/EPRA NAREIT Developed Index is a capitalization-managed index that tracks the performance of listed real estate companies and REITs worldwide.

IQ Hedge Market Neutral Trade ETF seeks to track, before fees and expenses, the performance of the IQ Hedge Market Neutral Index. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk. These strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market cap, region and country.

THE ADVISORS’ INNER CIRCLE FUND

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 3000 Index is a market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

Thompson Reuters Global Focus Convertible Index measures the size and performance of the convertibles asset class, and is one of the most widely used convertible bond benchmark internationally. It is a market capitalization-weighted, total-return index. They do not impose any currency, regional or sectoral weights, and do not have a fixed number of constituents.

USD is the United States Dollar

Yield to Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2016
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date*
Institutional Shares	2.00%	6.90%	11.78%	5.76%	6.28%
A Class Shares with sales charge	-3.34%	4.81%	10.36%	N/A	3.90%
A Class Shares without sales charge	1.74%	6.62%	11.50%	N/A	4.51%
Russell 1000 Value Index	6.37%	7.59%	13.31%	5.35%	6.30%

*	Institutional Shares commenced operations on June 28, 2006. A Class Shares commenced operations on December 31, 2007. The Russell 1000 Value Index annualized inception to date is since June 28, 2006.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2016*
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Shares	1.82%	6.13%	10.89%	6.01%
S&P 500 Index	4.51%	8.84%	13.57%	6.70%

*	Total return for periods prior to February 5, 2011 represent the performance of the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”), which reorganized into the Fund on February 5, 2011. The Predecessor Fund’s performance has not been adjusted to reflect the lower net expenses of the Fund. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2016*
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	0.30%	3.72%	10.47%	7.23%
Russell 2500 Index	3.98%	5.17%	12.22%	9.20%

*	Commenced operations on March 28, 2011. The Russell 2500 Index annualized inception to date is since March 28, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2016
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date*
Institutional Shares	-1.08%	2.56%	9.52%	8.07%	8.77%
Russell 2500 Index	3.98%	5.17%	12.22%	7.00%	7.54%

*	Commenced operations on December 19, 2005. The Russell 2500 Index annualized inception to date is since December 19, 2005.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2016
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	6.40%	5.67%	14.74%	6.67%
Russell 2000 Value Index	8.81%	4.47%	11.63%	4.52%

*	Commenced operations on April 2, 2007. The Russell 2000 Value Index annualized inception to date is since April 2, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MLP AND STRATEGIC ENERGY FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2016
	One Year Return	Annualized Inception to Date*
Institutional Shares	-1.93%	-13.64%
Alerian MLP Index	-1.80%	-15.06%

*	Commenced operations on December 29, 2014. The Alerian MLP Index annualized inception to date is since December 29, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2016
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date*
Institutional Shares	3.15%	4.31%	7.07%	6.40%	6.67%
A Class Shares with sales charge	-2.21%	2.28%	5.73%	N/A	5.96%
A Class Shares without sales charge	2.96%	4.05%	6.82%	N/A	6.59%
25/25/25/25 Blended Benchmark Index**	4.41%	6.10%	7.24%	5.29%	5.93%
S&P 500 Index	4.51%	8.84%	13.57%	6.70%	7.18%
FTSE NAREIT Index	7.78%	10.31%	11.74%	5.18%	7.42%
Citigroup 3-Month Treasury Bill Index	0.23%	0.09%	0.08%	0.80%	1.10%
Citigroup 10-Year Treasury Index	4.25%	4.34%	3.07%	5.41%	5.17%

*	Institutional Shares commenced operations on December 19, 2005. A Class Shares commenced operations on December 31, 2007. The S&P 500 Index, FTSE NAREIT Index, Citigroup 3-Month Treasury Bill Index, and Citigroup 10-Year Treasury Benchmark annualized inception to date is since December 19, 2005.
**	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2016
	One Year Return	Annualized Inception to Date*
Institutional Shares	-0.17%	-2.88%
MSCI World Index	1.18%	-1.67%
FTSE/EPRA NAREIT Developed Index	2.48%	0.47%
Bloomberg Barclays Global Treasury G-7 Index	7.25%	4.81%
Citigroup 3-Month Treasury Bill Index	0.23%	0.16%
25/25/25/25 Blended Benchmark Index**	2.98%	1.18%

*	Commenced operations on May 1, 2015.
**	25% MSCI World Index, 25% FTSE/EPRA NAREIT Developed Index, 25% Bloomberg Barclays Global Treasury G-7 Index, 25% Citigroup 3-Month Treasury Bill Index

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2016
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	4.95%	1.69%	4.97%
MSCI All Country World Index	2.63%	3.77%	7.90%

*	Commenced operations on December 26, 2012. The MSCI All World Country Index annualized inception to date is since December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2016
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	2.58%	1.06%	4.20%
MSCI All Country World Index	2.63%	3.77%	7.90%

*	Commenced operations on December 26, 2012. The MSCI All World Country Index annualized inception to date is since December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2016
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	14.61%	-0.90%	-2.53%
A Class Shares with sales charge	8.40%	-2.83%	-4.10%
A Class Shares without sales charge	14.16%	-1.15%	-2.80%
MSCI Emerging Markets Index	9.67%	-1.70%	-0.95%

*	Commenced operations on December 26, 2012. The MSCI Emerging Markets Index annualized inception to date is since December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2016
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	4.75%	1.61%	3.11%
A Class Shares with sales charge	2.19%	0.64%	1.55%
A Class Shares without sales charge	4.50%	1.40%	2.25%
BofA Merrill Lynch U.S. High Yield Index†	10.16%	4.53%	7.30%

*	Institutional Shares commenced operations on December 28, 2011. A Class commenced operations June 28, 2013. The BofA Merrill Lynch U.S. High Yield Index annualized inception to date is since December 28, 2011.
†	The BofA Merrill Lynch U.S. High Yield Index is provided solely as a relative market indicator. The Westwood Short Duration High Yield Fund is not a benchmarked product.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 2.25% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2016
	One Year Return	Annualized Inception to Date*
Institutional Shares	7.46%	3.68%
Ultra Shares	7.56%	3.70%
BofA Merrill Lynch U.S. High Yield Index	10.16%	5.48%

*	Institutional Shares commenced operations on December 29, 2014. Ultra Shares commenced operations December 29, 2014. The BofA Merrill Lynch U.S. High Yield Index annualized inception to date is since December 29, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for Ultra Shares would vary due to differences in fee structures.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2016
	One Year Return	Annualized Inception to Date*
Institutional Shares	3.62%	3.34%
Ultra Shares	3.73%	3.43%
Citigroup 1-Month Treasury Bill Index	0.17%	0.12%

*	Institutional Shares commenced operations on May 1, 2015. Ultra Shares commenced operations on May 1, 2015. Citigroup 30-Day Treasury Bill Index annualized inception to date is since May 1, 2015.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for Ultra Shares would vary due to differences in fee structures.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC GLOBAL CONVERTIBLES FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2016
	One Year Return	Annualized Inception to Date*
Institutional Shares	-1.04%	-2.16%
Thomson Reuters Global Focus Convertible Bond Index	-0.50%	-1.71%

*	Inception date is May 1, 2015. The Thomson Reuters Global Focus Convertible Bond Index annualized inception to date is since May 1, 2015.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 17 and 18.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.9%
	Shares	Value

CONSUMER DISCRETIONARY — 9.4%
Comcast, Cl A	97,900	$6,052,178
Home Depot	41,800	5,100,018
Mohawk Industries*	12,900	2,377,470
Time Warner	44,625	3,971,179

		17,500,845

CONSUMER STAPLES — 11.2%
Colgate-Palmolive	50,400	3,596,544
CVS Health	40,400	3,397,640
Dr. Pepper Snapple Group	43,600	3,827,644
General Mills	46,150	2,860,377
McCormick	36,800	3,528,016
PepsiCo	35,500	3,805,600

		21,015,821

ENERGY — 9.0%
Chevron	36,700	3,844,325
EOG Resources	43,000	3,888,060
EQT	29,300	1,933,800
Exxon Mobil	52,600	4,382,632
Schlumberger	35,700	2,792,811

		16,841,628

FINANCIAL SERVICES — 21.9%
Alliance Data Systems	17,190	3,514,839
Allstate	54,100	3,673,390
American International Group	71,200	4,393,040
Bank of America	339,300	5,598,450
Chubb	30,900	3,924,300
Intercontinental Exchange	14,500	3,920,655
JPMorgan Chase	90,800	6,288,808
PayPal Holdings*	92,800	3,866,048
Wells Fargo	124,400	5,723,644

		40,903,174

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 11.2%
Abbott Laboratories	121,300	$4,759,812
Aetna	32,600	3,499,610
Becton Dickinson	21,600	3,626,856
Cigna	28,500	3,386,655
Johnson & Johnson	48,500	5,625,515

		20,898,448

MATERIALS & PROCESSING — 1.6%
Sherwin-Williams	12,200	2,987,292

PRODUCER DURABLES — 13.1%
Boeing	27,400	3,902,582
Booz Allen Hamilton Holding, Cl A	132,700	4,043,369
FedEx	18,300	3,190,056
General Dynamics	25,600	3,858,944
Honeywell International	31,900	3,498,792
Raytheon	14,100	1,926,201
Union Pacific	47,000	4,144,460

		24,564,404

REAL ESTATE INVESTMENT TRUST — 2.7%
Simon Property Group	27,700	5,151,092

TECHNOLOGY — 9.3%
Amdocs	66,050	3,860,623
Lam Research	18,840	1,824,842
Microsoft	71,200	4,266,304
Oracle	91,100	3,500,062
Texas Instruments	55,281	3,916,659

		17,368,490

UTILITIES — 6.5%
Nextera Energy	34,500	4,416,000
Verizon Communications	73,100	3,516,110
WEC Energy Group	69,500	4,150,540

		12,082,650

Total Common Stock (Cost $142,835,828)		179,313,844

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
OCTOBER 31, 2016

SHORT-TERM INVESTMENT — 4.1%
	Shares	Value

SEI Daily Income Trust, Government Fund, Cl A, 0.200% (A) (Cost $7,636,897)	7,636,897	$7,636,897

Total Investments — 100.0% (Cost $150,472,725)		$186,950,741

Percentages are based upon Net Assets of $186,933,657.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2016.

Cl – Class

As of October 31, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.0%
	Shares	Value

CONSUMER DISCRETIONARY — 12.8%
Genuine Parts	13,600	$1,232,024
Home Depot	12,325	1,503,773
Time Warner	18,625	1,657,439
TJX	24,365	1,796,919
Walt Disney	12,630	1,170,674

		7,360,829

CONSUMER STAPLES — 11.7%
Colgate-Palmolive	27,575	1,967,752
Dr. Pepper Snapple Group	6,550	575,024
Hormel Foods	31,030	1,194,655
McCormick	12,795	1,226,657
PepsiCo	16,550	1,774,160

		6,738,248

ENERGY — 3.9%
Chevron	18,200	1,906,450
Exxon Mobil	3,625	302,035

		2,208,485

FINANCIAL SERVICES — 12.0%
American International Group	31,100	1,918,870
Broadridge Financial Solutions	21,300	1,377,258
Chubb	14,175	1,800,225
Wells Fargo	38,300	1,762,183

		6,858,536

HEALTH CARE — 10.3%
Abbott Laboratories	44,300	1,738,332
Becton Dickinson	7,400	1,242,534
Johnson & Johnson	10,726	1,244,109
UnitedHealth Group	11,925	1,685,360

		5,910,335

PRODUCER DURABLES — 14.4%
FedEx	11,465	1,998,578
General Dynamics	12,550	1,891,787

COMMON STOCK — continued
	Shares	Value

PRODUCER DURABLES — continued
Honeywell International	15,450	$1,694,556
Lockheed Martin	6,200	1,527,556
Union Pacific	12,860	1,133,995

		8,246,472

REAL ESTATE INVESTMENT TRUST — 2.0%
Public Storage	5,475	1,170,117

TECHNOLOGY — 23.8%
Accenture, Cl A	14,875	1,729,070
Amdocs	29,621	1,731,348
Apple	25,000	2,838,500
Microsoft	40,300	2,414,776
Oracle	46,800	1,798,056
TE Connectivity	20,585	1,294,179
Texas Instruments	26,525	1,879,296

		13,685,225

UTILITIES — 3.1%
Sempra Energy	11,600	1,242,360
Verizon Communications	11,600	557,960

		1,800,320

Total Common Stock (Cost $45,783,768)		53,978,567

SHORT-TERM INVESTMENT — 6.6%
SEI Daily Income Trust, Government Fund, Cl A, 0.200% (A) (Cost $3,763,609)	3,763,609	3,763,609

Total Investments — 100.6% (Cost $49,547,377)		$57,742,176

Percentages are based upon Net Assets of $57,401,109.

(A)	The rate reported is the 7-day effective yield as of October 31, 2016.

Cl – Class

As of October 31, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.6%
	Shares	Value

CONSUMER DISCRETIONARY — 12.5%
AMC Networks, Cl A*	24,800	$1,213,464
Cable One	4,950	2,854,863
Cedar Fair LP (A)	22,000	1,250,700
Columbia Sportswear	21,880	1,239,283
Hanesbrands	52,600	1,351,820
Helen of Troy*	27,800	2,265,700
Mohawk Industries*	12,200	2,248,460
Newell Brands	38,014	1,825,432
Time	142,369	1,850,797

		16,100,519

CONSUMER STAPLES — 7.1%
Dr. Pepper Snapple Group	13,900	1,220,281
Edgewell Personal Care*	16,400	1,236,560
Energizer Holdings	42,500	1,976,675
J&J Snack Foods	11,050	1,349,757
JM Smucker	17,300	2,271,663
Mead Johnson Nutrition, Cl A	15,300	1,143,981

		9,198,917

ENERGY — 5.1%
Diamondback Energy*	28,900	2,638,281
Parsley Energy, Cl A*	45,000	1,480,500
RSP Permian*	69,000	2,490,900

		6,609,681

FINANCIAL SERVICES — 18.6%
Broadridge Financial Solutions	37,050	2,395,653
Chemical Financial	43,323	1,860,723
Equifax	15,600	1,933,932
Hartford Financial Services Group	66,000	2,911,260
Home BancShares	124,800	2,684,448
Markel*	2,875	2,522,611
Western Alliance Bancorp*	74,300	2,775,848

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
Wintrust Financial	37,400	$2,017,730
XL Group	79,200	2,748,240
Zions Bancorporation	66,900	2,154,849

		24,005,294

HEALTH CARE — 11.4%
Cooper	14,600	2,570,184
CR Bard	11,950	2,589,326
Patterson	58,000	2,477,180
PerkinElmer	36,500	1,857,485
Premier, Cl A*	41,750	1,329,320
STERIS	17,900	1,196,078
Teleflex	18,400	2,633,592

		14,653,165

MATERIALS & PROCESSING — 5.9%
Albemarle	32,372	2,704,681
PolyOne	75,550	2,208,326
Sensient Technologies	18,133	1,351,090
WestRock	30,477	1,407,733

		7,671,830

PRODUCER DURABLES — 12.9%
B/E Aerospace	20,500	1,220,160
Booz Allen Hamilton Holding, Cl A	110,900	3,379,123
FLIR Systems	84,364	2,777,263
Hubbell, Cl B	14,400	1,505,088
Huntington Ingalls Industries	15,200	2,452,672
Pitney Bowes	144,100	2,570,744
Textron	34,400	1,378,752
Woodward	22,658	1,336,369

		16,620,171

REAL ESTATE INVESTMENT TRUST — 7.9%
Alexandria Real Estate Equities	24,123	2,600,701
Brandywine Realty Trust	160,700	2,490,850
Highwoods Properties	36,800	1,826,384
Hudson Pacific Properties	39,600	1,331,352
PS Business Parks	18,200	1,998,178

		10,247,465

TECHNOLOGY — 5.3%
Amdocs	45,500	2,659,475
Avnet	33,000	1,384,350
Brocade Communications Systems	126,100	1,336,660

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
KLA-Tencor	18,900	$1,419,579

		6,800,064

UTILITIES — 10.9%
Alliant Energy	68,100	2,591,205
DTE Energy	35,300	3,389,153
j2 Global	40,425	2,876,239
NorthWestern	45,100	2,595,505
WEC Energy Group	42,900	2,561,988

		14,014,090

Total Common Stock (Cost $111,286,088)		125,921,196

SHORT-TERM INVESTMENT — 4.9%
SEI Daily Income Trust, Government Fund, Cl A, 0.200% (B) (Cost $6,344,974)	6,344,974	6,344,974

Total Investments — 102.5% (Cost $117,631,062)		$132,266,170

Percentages are based upon Net Assets of $129,017,378.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2016, these securities amounted $1,250,700 or 1.0% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2016.

Cl – Class

LP – Limited Partnership

As of October 31, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.4%
	Shares	Value

CONSUMER DISCRETIONARY — 8.8%
AMC Networks, Cl A*	47,200	$2,309,496
Cable One	14,380	8,293,521
Cedar Fair LP (A)	141,908	8,067,470
Columbia Sportswear	79,569	4,506,788
Hanesbrands	158,900	4,083,730
Helen of Troy*	6,800	554,200
Time	514,349	6,686,537

		34,501,742

CONSUMER STAPLES — 5.7%
Edgewell Personal Care*	52,086	3,927,284
Energizer Holdings	172,286	8,013,022
Flowers Foods	194,900	3,024,848
J&J Snack Foods	59,750	7,298,463

		22,263,617

ENERGY — 5.4%
Diamondback Energy*	95,700	8,736,453
Parsley Energy, Cl A*	130,400	4,290,160
RSP Permian*	233,672	8,435,559

		21,462,172

FINANCIAL SERVICES — 17.2%
Broadridge Financial Solutions	124,100	8,024,306
Cardtronics*	92,216	4,610,800
Chemical Financial	136,685	5,870,621
Equifax	47,510	5,889,815
Great Western Bancorp	122,435	3,947,304
Home BancShares	385,700	8,296,407
Western Alliance Bancorp*	219,400	8,196,784
Wintrust Financial	148,658	8,020,099
XL Group	245,790	8,528,913
Zions Bancorporation	200,263	6,450,471

		67,835,520

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 11.4%
Cooper	46,000	$8,097,840
Integra LifeSciences Holdings*	49,880	3,965,959
Patterson	185,400	7,918,434
PerkinElmer	116,098	5,908,228
Premier, Cl A*	192,606	6,132,575
STERIS	59,200	3,955,744
Teleflex	62,187	8,900,825

		44,879,605

MATERIALS & PROCESSING — 8.0%
Albemarle	98,370	8,218,813
Apogee Enterprises	89,866	3,662,039
Interface, Cl A	376,390	5,965,782
KapStone Paper and Packaging	439,152	7,966,217
PolyOne	45,200	1,321,196
Sensient Technologies	56,850	4,235,894

		31,369,941

PRODUCER DURABLES — 12.4%
B/E Aerospace	61,626	3,667,979
Booz Allen Hamilton Holding, Cl A	320,802	9,774,837
FLIR Systems	257,800	8,486,776
Herman Miller	128,153	3,562,654
Huntington Ingalls Industries	48,624	7,845,969
OSI Systems*	102,300	7,174,299
Pitney Bowes	135,900	2,424,456
Woodward	100,283	5,914,691

		48,851,661

REAL ESTATE INVESTMENT TRUST — 10.0%
Alexandria Real Estate Equities	73,450	7,918,645
Brandywine Realty Trust	497,890	7,717,295
Highwoods Properties	119,300	5,920,859
Hudson Pacific Properties	123,100	4,138,622
PS Business Parks	70,851	7,778,731
STAG Industrial	248,200	5,725,974

		39,200,126

TECHNOLOGY — 6.1%
Amdocs	172,928	10,107,642
Avnet	154,400	6,477,080
Brocade Communications Systems	700,121	7,421,282

		24,006,004

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

UTILITIES — 8.4%
Alliant Energy	290,900	$11,068,745
IDACORP	104,947	8,226,795
j2 Global	147,396	10,487,226
NorthWestern	54,044	3,110,232

		32,892,998

Total Common Stock (Cost $312,797,619)		367,263,386

SHORT-TERM INVESTMENT — 4.0%
SEI Daily Income Trust, Government Fund, Cl A, 0.200% (B) (Cost $15,915,519)	15,915,519	15,915,519

Total Investments — 97.4% (Cost $328,713,138)		$383,178,905

Percentages are based upon Net Assets of $393,434,010.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2016, these securities amounted $8,067,470 or 2.1% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2016.

Cl – Class

LP – Limited Partnership

As of October 31, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.0%
	Shares	Value

CONSUMER DISCRETIONARY — 12.6%
ClubCorp Holdings	156,630	$1,809,076
International Speedway, Cl A	88,475	2,910,827
Lithia Motors, Cl A	32,600	2,796,428
Marcus	129,955	3,443,808
Oxford Industries	48,300	3,029,376
Sonic	68,450	1,568,190
Time	185,300	2,408,900

		17,966,605

CONSUMER STAPLES — 2.2%
J&J Snack Foods	26,217	3,202,407

ENERGY — 5.7%
Callon Petroleum*	228,455	2,967,630
Centennial Resource Development, Cl A*	65,837	977,679
Matrix Service*	75,265	1,332,191
Synergy Resources*	408,359	2,793,176

		8,070,676

FINANCIAL SERVICES — 20.2%
AMERISAFE	51,667	2,872,685
Berkshire Hills Bancorp	110,630	3,269,116
Chemical Financial	66,650	2,862,618
Columbia Banking System	94,500	3,120,390
Employers Holdings	105,288	3,300,779
Glacier Bancorp	111,600	3,153,816
Heritage Commerce	126,151	1,368,738
LegacyTexas Financial Group	100,585	3,441,013
Safety Insurance Group	24,904	1,686,001
ServisFirst Bancshares	14,800	801,272
Wintrust Financial	56,003	3,021,362

		28,897,790

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 6.6%
CONMED	61,700	$2,468,000
Integra LifeSciences Holdings*	35,317	2,808,055
Merit Medical Systems*	63,000	1,382,850
Omnicell*	85,500	2,789,437

		9,448,342

MATERIALS & PROCESSING — 12.7%
A Schulman	42,782	1,229,982
Apogee Enterprises	75,523	3,077,562
Comfort Systems USA	108,401	3,127,369
Continental Building Products*	143,728	2,939,238
Interface, Cl A	168,100	2,664,385
KapStone Paper and Packaging	126,400	2,292,896
Trex*	53,015	2,852,737

		18,184,169

PRODUCER DURABLES — 15.8%
Alamo Group	22,552	1,464,076
Esterline Technologies*	40,512	2,975,606
Gorman-Rupp	58,278	1,399,837
Heartland Express	160,700	2,956,880
Herman Miller	103,400	2,874,520
Kaman	69,784	3,046,770
Kelly Services, Cl A	70,692	1,324,061
Knoll	67,850	1,468,274
Littelfuse	24,613	3,433,514
OSI Systems*	24,142	1,693,078

		22,636,616

REAL ESTATE INVESTMENT TRUST — 12.3%
CyrusOne	30,400	1,356,144
Easterly Government Properties	114,231	2,166,962
Potlatch	60,629	2,328,154
PS Business Parks	19,933	2,188,444
STAG Industrial	137,803	3,179,115
Summit Hotel Properties	245,476	3,188,733
Terreno Realty	122,106	3,186,967

		17,594,519

TECHNOLOGY — 5.0%
Everyday Health*	218,037	2,289,388
MKS Instruments	62,500	3,153,125
Novanta*	97,950	1,709,228

		7,151,741

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

UTILITIES — 5.9%
ALLETE	54,130	$3,317,628
Connecticut Water Service	38,849	2,022,867
NorthWestern	54,818	3,154,776

		8,495,271

Total Common Stock (Cost $119,692,832)		141,648,136

SHORT-TERM INVESTMENT — 0.8%
SEI Daily Income Trust, Government Fund, Cl A, 0.200% (A) (Cost $1,187,543)	1,187,543	1,187,543

Total Investments — 99.8% (Cost $120,880,375)		$142,835,679

Percentages are based upon Net Assets of $143,084,692.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2016.

Cl – Class

As of October 31, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MLP AND STRATEGIC ENERGY FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 88.2%
	Shares	Value

ENERGY — 79.6%
CONSOL Energy*	21,200	$359,340
Dominion Midstream Partners LP (A)	21,925	517,430
Enbridge	36,000	1,554,120
Enbridge Energy Management LLC*	29,845	728,815
Energy Transfer Partners LP (A)	26,055	911,404
EnLink Midstream LLC	42,000	640,500
Enterprise Products Partners LP (A)	23,040	581,530
EOG Resources	9,800	886,116
EQT	9,425	622,050
EQT Midstream Partners LP (A)	12,075	904,055
GasLog Partners LP (A)	33,000	676,500
Genesis Energy LP (A)	16,900	590,317
Kinder Morgan	50,400	1,029,672
Macquarie Infrastructure Co Trust	12,800	1,047,168
Magellan Midstream Partners LP (A)	7,900	531,117
Marathon Petroleum	17,100	745,389
MPLX LP (A)	18,371	624,981
Noble Midstream Partners LP* (A)	9,594	287,820
Occidental Petroleum	8,000	583,280
ONEOK	12,600	610,218
Pioneer Natural Resources	4,200	751,884
Plains GP Holdings LP, Cl A	120,100	1,508,456
Schlumberger	11,900	930,937
SemGroup, Cl A	19,150	617,588
Spectra Energy	7,550	315,666
Summit Midstream Partners LP (A)	25,827	573,359
Sunoco Logistics Partners LP (A)	32,125	823,685
Targa Resources	19,100	838,490
Tesoro	3,800	322,886
TransCanada	25,400	1,150,112
VTTI Energy Partners LP (A)	31,036	549,337
Western Gas Partners LP (A)	11,600	639,740
Williams	24,500	715,400

		24,169,362

COMMON STOCK — continued
	Shares	Value

UTILITIES — 8.6%
Dominion Resources	11,300	$849,760
NextEra Energy Partners LP (A)	31,200	853,320
Sempra Energy	8,400	899,640

		2,602,720

Total Common Stock (Cost $28,022,693)		26,772,082

PREFERRED STOCK — 5.2%
ENERGY — 5.2%
Anadarko Petroleum, 7.500%*	22,900	965,235
Kinder Morgan, 9.750%*	13,200	607,860

Total Preferred Stock (Cost $1,556,643)		1,573,095

SHORT-TERM INVESTMENT — 6.9%
SEI Daily Income Trust, Government Fund, Cl A, 0.200% (B) (Cost $2,097,314)	2,097,314	2,097,314

Total Investments — 100.3% (Cost $31,676,650)		$30,442,491

Percentages are based upon Net Assets of $30,354,056.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2016, these securities amounted $9,064,595 or 29.9% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2016.

Cl – Class

LLC – Limited Liability Company

LP – Limited Partnership

As of October 31, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 44.9%
	Shares	Value

CONSUMER DISCRETIONARY — 3.8%
Comcast, Cl A	921,100	$56,942,402
Time Warner	378,800	33,709,412

		90,651,814

CONSUMER STAPLES — 4.8%
CVS Health	312,200	26,256,020
General Mills	457,123	28,332,484
PepsiCo	563,300	60,385,760

		114,974,264

ENERGY — 9.4%
Enterprise Products Partners LP (A)	1,845,182	46,572,394
EQT Midstream Partners LP (A)	397,360	29,750,343
Magellan Midstream Partners LP (A)	446,634	30,027,204
Occidental Petroleum	302,263	22,037,995
Phillips 66 Partners LP (A)	558,975	24,706,695
Shell Midstream Partners LP (A)	883,861	23,979,149
Tesoro Logistics LP (A)	496,125	23,685,008
Western Gas Partners LP (A)	474,769	26,183,510

		226,942,298

FINANCIAL SERVICES — 6.4%
Chubb	236,148	29,990,796
Hartford Financial Services Group	760,392	33,540,891
US Bancorp	1,391,100	62,265,636
Wells Fargo	626,200	28,811,462

		154,608,785

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 5.7%
Abbott Laboratories	760,900	$29,857,716
Becton Dickinson	349,500	58,684,545
Johnson & Johnson	418,400	48,530,216

		137,072,477

MATERIALS & PROCESSING — 0.0%
AdvanSix*	1	9

PRODUCER DURABLES — 7.4%
Boeing	223,335	31,809,604
General Dynamics	219,076	33,023,516
General Electric	953,400	27,743,940
Honeywell International	499,014	54,731,856
Raytheon	217,343	29,691,227

		177,000,143

REAL ESTATE INVESTMENT TRUST — 3.7%
Alexandria Real Estate Equities	441,024	47,546,797
Boston Properties	343,918	41,435,241

		88,982,038

TECHNOLOGY — 2.7%
Microsoft	598,900	35,886,088
Oracle	746,800	28,692,056

		64,578,144

UTILITIES — 1.0%
Nextera Energy	184,300	23,590,400

Total Common Stock (Cost $882,195,895)		1,078,400,372

PREFERRED STOCK — 12.7%
ENERGY — 0.8%
Kinder Morgan, 9.750%*	431,000	19,847,550

FINANCIAL SERVICES — 9.8%
Bank of America, Ser D, 6.204%	1,102,112	28,214,067
Bank of America, Ser 5, 4.000% (B)	1,100,506	25,861,891
BB&T, Ser D, 5.850%	1,089,173	27,915,504
JPMorgan Chase, 5.500%	2,287,720	58,153,843
PNC Financial Services Group, Ser Q, 5.375%	793,996	20,159,558
US Bancorp, 3.500% (B)	1,574,298	38,759,217
Wells Fargo, 5.850% (B)	1,331,420	35,469,029

		234,533,109

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2016

PREFERRED STOCK — continued
	Shares/ Face Amount	Value

REAL ESTATE INVESTMENT TRUST — 1.1%
Public Storage, 5.900%	1,056,385	$26,747,668

UTILITIES — 1.0%
DTE Energy, 6.500%*	423,800	22,567,350

Total Preferred Stock (Cost $284,941,099)		303,695,677

CORPORATE OBLIGATIONS — 9.0%
ENERGY — 1.1%
Occidental Petroleum 2.700%, 02/15/23	$11,500,000	11,684,311
Total Capital International 2.700%, 01/25/23	13,750,000	14,026,430

		25,710,741

FINANCIAL SERVICES — 4.7%
Bank of America MTN 5.650%, 05/01/18	9,000,000	9,519,651
Bank of New York Mellon 4.950%, 06/20/20 (B)	18,000,000	18,427,500
Citigroup 5.900%, 12/29/49 (B)	25,000,000	25,875,000
JPMorgan Chase 1.625%, 05/15/18	29,000,000	29,049,010
MetLife 5.250%, 12/29/49 (B)	18,000,000	18,337,500
Toyota Motor Credit MTN 1.750%, 05/22/17	12,000,000	12,046,296

		113,254,957

PRODUCER DURABLES — 0.9%
General Electric 5.000%, 12/29/49 (B)	21,603,000	22,845,172

TECHNOLOGY — 2.3%
Apple 1.009%, 05/03/18 (B)	24,000,000	24,054,816
Intel 3.300%, 10/01/21	14,000,000	14,911,652
Oracle 3.625%, 07/15/23	15,000,000	16,072,245

		55,038,713

Total Corporate Obligations (Cost $210,174,334)		216,849,583

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.4%
	Face Amount/ Shares	Value

FHLMC 3.750%, 03/27/19	$8,000,000	$8,521,400
2.375%, 01/13/22	29,000,000	30,293,574
1.750%, 05/30/19	31,500,000	32,098,909
0.875%, 03/07/18	36,000,000	36,021,240
0.500%, 01/27/17	45,000,000	45,011,565

		151,946,688

FNMA 1.125%, 04/27/17	26,000,000	26,076,232

		26,076,232

Total U.S. Government Agency Obligations (Cost $175,970,444)		178,022,920

U.S. TREASURY OBLIGATIONS — 3.5%
U.S. Treasury Bond 3.375%, 11/15/19	12,250,000	13,111,812
U.S. Treasury Notes 0.875%, 12/31/16	35,000,000	35,035,035
0.625%, 05/31/17	35,000,000	35,006,825

		70,041,860

Total U.S. Treasury Obligations (Cost $82,625,444)		83,153,672

CONVERTIBLE BOND — 1.1%
TECHNOLOGY — 1.1%
Microchip Technology 1.625%, 02/15/25	21,000,000	26,066,250

(Cost $20,987,749)		26,066,250

SHORT-TERM INVESTMENT — 21.0%
SEI Daily Income Trust, Government Fund, Cl A, 0.200% (C) (Cost $504,985,554)	504,985,554	504,985,554

Total Investments — 99.6% (Cost $2,161,880,519)		$2,391,174,028

Percentages are based upon Net Assets of $2,401,628,983.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2016

(A)	Securities considered Master Limited Partnerships. At October 31, 2016, these securities amounted $204,904,303 or 8.5% of Net Assets.

(B)	Floating rate security – Rate disclosed is the rate in effect on October 31, 2016.

(C)	The rate reported is the 7-day effective yield as of October 31, 2016.

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

LP – Limited Partnership

MTN – Medium Term Note

Ser – Series

The following is a summary of the inputs used as of October 31, 2016 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$1,078,400,372	$—	$—	$1,078,400,372
Preferred Stock	303,695,677	—	—	303,695,677
Corporate Obligations	—	216,849,583	—	216,849,583
U.S. Government Agency Obligations	—	178,022,920	—	178,022,920
U.S. Treasury Obligations	—	83,153,672	—	83,153,672
Convertible Bond	—	26,066,250	—	26,066,250
Short-Term Investment	504,985,554	—	—	504,985,554

Total Investments in Securities	$1,887,081,603	$504,092,425	$—	$2,391,174,028

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 40.6%
	Shares	Value

BELGIUM — 2.3%
Anheuser-Busch InBev ADR	1,300	$150,137

GERMANY — 1.9%
SAP ADR	1,400	122,976

HONG KONG — 0.9%
AIA Group	8,900	56,173

JAPAN — 3.2%
Keyence	65	47,763
Nippon Telegraph & Telephone ADR	3,705	164,466

		212,229

SWITZERLAND — 1.6%
Novartis ADR	1,515	107,595

UNITED KINGDOM — 1.2%
GlaxoSmithKline ADR	825	33,008
Lloyds TSB Group PLC ADR	1,785	5,034
Segro REIT	1,390	7,438
Vodafone Group ADR	1,075	29,928

		75,408

UNITED STATES — 29.5%
Abbott Laboratories	2,400	94,176
Alexandria Real Estate Equities	970	104,576
Becton Dickinson	690	115,858
Boeing	660	94,004
Boston Properties	1,150	138,552
Comcast, Cl A	2,500	154,550
Enterprise Products Partners LP (A)	4,900	123,675
General Dynamics	600	90,444
General Electric	2,275	66,203
Hartford Financial Services Group	1,625	71,679
Honeywell International	1,050	115,163

COMMON STOCK — continued
	Shares/ Face Amount	Value

UNITED STATES — continued
Johnson & Johnson	1,150	$133,389
Phillips 66 Partners LP (A)	1,200	53,040
Raytheon	675	92,212
Shell Midstream Partners LP (A)	1,700	46,121
Spectra Energy	1,850	77,348
Tesoro Logistics LP (A)	675	32,225
US Bancorp	3,725	166,731
Wells Fargo	2,550	117,326
Western Gas Partners LP (A)	725	39,984

		1,927,256

Total Common Stock (Cost $2,627,120)		2,651,774

CORPORATE OBLIGATIONS — 16.1%
CANADA — 0.6%
Canadian National Railway 5.850%, 11/15/17	$38,000	39,784

FRANCE — 0.8%
Sanofi 1.250%, 04/10/18	51,000	51,026

ISRAEL — 2.4%
Teva Pharmaceutical Finance BV 2.400%, 11/10/16	160,000	160,041

JAPAN — 1.2%
Nippon Telegraph & Telephone 1.400%, 07/18/17	80,000	80,086

NETHERLANDS — 1.0%
Heineken 1.400%, 10/01/17 (B)	63,000	63,082

SWITZERLAND — 0.8%
Tyco Electronics Group 6.550%, 10/01/17	47,000	49,242

UNITED KINGDOM — 6.9%
AstraZeneca 1.750%, 11/16/18	142,000	142,851
Diageo Capital 1.500%, 05/11/17	65,000	65,172
GlaxoSmithKline Capital 1.500%, 05/08/17	76,000	76,194
Lloyds Bank 1.750%, 05/14/18	65,000	65,283
Vodafone Group 5.625%, 02/27/17	97,000	98,361

		447,861

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount/ Shares	Value

UNITED STATES — 2.4%
Bank of New York Mellon 4.950%, 06/20/20 (C)	$70,000	$71,662
Becton Dickinson 1.800%, 12/15/17	25,000	25,109
Goldman Sachs Group MTN 2.429%, 11/29/23 (C)	62,000	62,921

		159,692

Total Corporate Obligations (Cost $1,048,691)		1,050,814

PREFERRED STOCK — 10.5%
NETHERLANDS — 2.1%
Aegon, Ser 1, 4.000% (C)	295	7,331
Aegon, 6.375%	1,275	32,462
ING Groep, 6.125%	665	16,951
ING Groep, 6.375%	2,583	66,640
ING Groep, 7.200%	510	13,194

		136,578

UNITED KINGDOM — 0.8%
Barclays Bank, 7.100%	260	6,705
Barclays Bank, 8.125%	490	12,760
HSBC Holdings, 8.125%	245	6,573
HSBC Holdings, 6.200%	525	13,545
HSBC Holdings, Ser 2, 8.000%	505	13,161

		52,744

UNITED STATES — 7.6%
Bank of America, Ser 5, 4.000% (C)	3,115	73,203
BB&T, 5.625%	1,300	33,540
DTE Energy, 6.500%*	900	47,925
Goldman Sachs Group, 4.000% (C)	1,800	40,356
MetLife, Ser A, 4.000% (C)	1,373	34,751
Morgan Stanley, 4.000% (C)	2,255	51,662
US Bancorp, Ser B, 3.500% (C)	4,294	105,718
Wells Fargo, 5.850% (C)	4,100	109,223

		496,378

Total Preferred Stock (Cost $652,777)		685,700

EXCHANGE TRADED FUNDS — 5.3%
	Shares/ Face Amount	Value

CANADA — 0.5%
iShares S&P/TSX Capped REIT Index ETF	2,860	$33,498

JAPAN — 1.0%
Next Funds REIT Index ETF	3,500	63,378

NETHERLANDS — 1.9%
iShares European Property Yield UCITS ETF	3,050	123,379

UNITED STATES — 1.9%
iShares International Developed ETF	4,525	128,601

Total Exchange Traded Funds (Cost $369,152)		348,856

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.3%
FHLMC 2.375%, 01/13/22	$140,000	146,245
1.750%, 05/30/19	130,000	132,472

Total U.S. Government Agency Obligations (Cost $274,074)		278,717

CONVERTIBLE BOND — 1.1%
UNITED STATES — 1.1%
Microchip Technology 1.625%, 02/15/25	57,000	70,751

(Cost $58,950)		70,751

SHORT-TERM INVESTMENT — 20.5%
SEI Daily Income Trust, Government Fund, Cl A, 0.200% (D) (Cost $1,335,672)	1,335,672	1,335,672

Total Investments — 98.4% (Cost $6,366,436)		$6,422,284

Percentages are based upon Net Assets of $6,525,584.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2016, these securities amounted $295,045 or 4.5% of Net Assets.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
OCTOBER 31, 2016

(B)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2016 was $63,082 and represents 0.97% of Net Assets.

(C)	Floating rate security – Rate disclosed is the rate in effect on October 31, 2016.

(D)	The rate reported is the 7-day effective yield as of October 31, 2016.

ADR – American Depositary Receipt

Cl – Class

ETF – Exchange Traded Fund

FHLMC – Federal Home Loan Mortgage Corporation

LP – Limited Partnership

MTN – Medium Term Note

PLC – Public Limited Company

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

Ser – Series

TSX  – Toronto Stock Exchange

UCITS – Undertakings for the Collective Investment of Transferable Securities

The following is a summary of the inputs used as of October 31, 2016 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,651,774	$—	$—	$2,651,774
Corporate Obligations	—	1,050,814	—	1,050,814
Preferred Stock	685,700	—	—	685,700
Exchange Traded Funds	348,856	—	—	348,856
U.S. Government Agency Obligations	—	278,717	—	278,717
Convertible Bond	—	70,751	—	70,751
Short-Term Investment	1,335,672	—	—	1,335,672

Total Investments in Securities	$5,022,002	$1,400,282	$—	$6,422,284

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.9%
	Shares	Value

ARGENTINA — 1.2%
Tenaris	13,764	$194,610

AUSTRIA — 1.6%
Voestalpine	7,156	253,184

BELGIUM — 1.5%
Anheuser-Busch InBev	2,077	238,378

CHINA — 5.3%
China Resources Gas Group	86,113	270,368
CNOOC	133,415	169,789
CT Environmental Group	643,276	180,817
Lenovo Group	360,882	231,730

		852,704

EGYPT — 1.9%
Commercial International Bank Egypt	53,125	309,240

FRANCE — 5.8%
BNP Paribas	4,020	233,182
Capital Gemini	2,863	237,224
Schneider Electric	4,210	282,561
Total	3,728	178,921

		931,888

GERMANY — 3.5%
Henkel & KGaA	2,271	250,048
SAP	3,452	304,066

		554,114

HONG KONG — 4.6%
AIA Group	38,607	243,672
Samsonite International	86,261	271,389
Wharf Holdings	28,748	216,104

		731,165

JAPAN — 6.6%
Astellas Pharma	15,351	228,281

COMMON STOCK — continued
	Shares	Value

JAPAN — continued
Japan Tobacco	6,186	$235,595
Keyence	374	274,821
Nippon Telegraph & Telephone	5,287	234,933
Ship Healthcare Holdings	2,853	83,656

		1,057,286

JERSEY — 0.6%
Randgold Resources ADR	1,153	102,306

MEXICO — 1.9%
Genomma Lab Internacional, Cl B*	250,583	300,684

NETHERLANDS — 2.1%
ING Groep	15,661	206,218
Unilever	3,098	129,844

		336,062

PHILIPPINES — 1.5%
Ayala Land	322,469	241,695

SOUTH KOREA — 2.8%
Hanon Systems	20,907	195,504
Samsung Electronics	174	249,234

		444,738

SWITZERLAND — 3.5%
Roche Holding	1,515	348,302
UBS Group	14,442	204,323

		552,625

TAIWAN — 3.4%
Largan Precision	2,189	259,080
Taiwan Semiconductor Manufacturing	47,015	280,831

		539,911

THAILAND — 1.9%
Thai Union Group PLC NVDR	480,468	297,912

UNITED KINGDOM — 4.8%
BGEO Group	7,661	277,187
Informa PLC	16,817	138,428
Lloyds Banking Group	216,706	151,882
Petrofac	20,155	198,962

		766,459

UNITED STATES — 43.4%
AdvanSix*	1	14
AGCO	2,763	141,134
AT&T	4,284	157,608

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED STATES — continued
Bristol-Myers Squibb	4,640	$236,222
Capital One Financial	3,355	248,404
Caterpillar	1,120	93,475
Chubb	2,725	346,075
Dun & Bradstreet	3,479	434,353
Exxon Mobil	1,629	135,728
Generac Holdings*	5,449	207,552
Honeywell International	4,368	479,082
Jones Lang LaSalle	2,002	193,894
JPMorgan Chase	9,111	631,028
Kraft Heinz	3,740	332,673
Lannett*	7,651	167,557
MetLife	6,048	284,014
Microsoft	5,375	322,070
Mondelez International, Cl A	4,425	198,860
Moody’s	5,274	530,143
Omnicom Group	4,699	375,074
Raytheon	3,358	458,737
Sabre	6,983	180,371
Stanley Black & Decker	2,782	316,703
T. Rowe Price Group	2,631	168,410
Texas Instruments	4,241	300,475

		6,939,656

Total Common Stock (Cost $13,527,847)		15,644,617

SHORT-TERM INVESTMENT — 2.2%
SEI Daily Income Trust, Government Fund, Cl A, 0.200% (A) (Cost $346,424)	346,424	346,424

Total Investments — 100.1% (Cost $13,874,271)		$15,991,041

Percentages are based upon Net Assets of $15,980,776.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2016.

ADR – American Depositary Receipt

Cl – Class

NVDR – Non-Voting Depositary Receipt

PLC – Public Limited Company

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2††	Level 3	Total

Common Stock
Argentina	$194,610	$—	$—	$194,610
Austria	253,184	—	—	253,184
Belgium	238,378	—	—	238,378
China	852,704	—	—	852,704
Egypt	309,240	—	—	309,240
France	931,888	—	—	931,888
Germany	554,114	—	—	554,114
Hong Kong	731,165	—	—	731,165
Japan	1,057,286	—	—	1,057,286
Jersey	102,306	—	—	102,306
Mexico	300,684	—	—	300,684
Netherlands	336,062	—	—	336,062
Philippines	—	241,695	—	241,695
South Korea	444,738	—	—	444,738
Switzerland	552,625	—	—	552,625
Taiwan	539,911	—	—	539,911
Thailand	297,912	—	—	297,912
United Kingdom	766,459	—	—	766,459
United States	6,939,656	—	—	6,939,656

Total Common Stock	15,402,922	241,695	—	15,644,617

Short-Term Investment	346,424	—	—	346,424

Total Investments in Securities	$15,749,346	$241,695	$—	$15,991,041

††	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of scheduled market holidays on which these securities trade.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Level 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the year ended October 31, 2016, there were transfers of $7,437,911 from Level 2 to Level 1 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.8%
	Shares	Value

ARGENTINA — 1.3%
Tenaris	4,053	$57,306

AUSTRALIA — 0.4%
Rio Tinto	406	16,733

AUSTRIA — 1.3%
Voestalpine	1,729	61,173

BELGIUM — 1.4%
Anheuser-Busch InBev	545	62,550

BRAZIL — 1.8%
BB Seguridade Participacoes	8,054	80,742

CANADA — 1.4%
Intact Financial	962	65,396

CHINA — 2.5%
CNOOC	33,284	42,358
Lenovo Group	109,685	70,431

		112,789

FRANCE — 5.9%
BNP Paribas	940	54,525
Eutelsat Communications	1,920	40,257
Schneider Electric	1,032	69,264
Total	1,214	58,265
Unibail-Rodamco REIT	200	47,643

		269,954

GERMANY — 2.8%
Hannover Rueckversicherung	410	45,705
SAP	952	83,856

		129,561

HONG KONG — 7.1%
AIA Group	11,150	70,374
ASM Pacific Technology	8,522	82,247

COMMON STOCK — continued
	Shares	Value

HONG KONG — continued
Samsonite International	23,687	$74,523
SmarTone Telecommunications Holdings	33,527	50,665
VTech Holdings	3,519	43,196

		321,005

INDONESIA — 1.1%
Perusahaan Gas Negara Persero	249,823	49,015

JAPAN — 4.8%
Astellas Pharma	3,811	56,672
Japan Tobacco	1,827	69,582
Nippon Telegraph & Telephone	1,538	68,342
Ship Healthcare Holdings	859	25,188

		219,784

NETHERLANDS — 5.5%
Akzo Nobel	965	62,374
ING Groep	4,555	59,978
Koninklijke Philips	2,454	73,974
Unilever	1,232	51,636

		247,962

NEW ZEALAND — 0.7%
SKY Network Television	10,001	33,041

PHILIPPINES — 1.5%
Ayala Land	93,948	70,415

SOUTH AFRICA — 1.2%
MTN Group	6,375	55,019

SOUTH KOREA — 2.8%
Hanon Systems	5,970	55,826
Samsung Electronics	49	70,187

		126,013

SWITZERLAND — 3.3%
Roche Holding	372	85,524
UBS Group	4,515	63,877

		149,401

TAIWAN — 1.9%
Taiwan Semiconductor Manufacturing	14,429	86,188

THAILAND — 2.0%
Thai Union Group NVDR	143,998	89,285

TURKEY — 0.8%
Tupras Turkiye Petrol Rafinerileri	1,689	34,416

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM — 7.9%
BGEO Group	2,044	$73,955
British American Tobacco	755	43,355
Close Brothers Group	3,212	52,171
Informa PLC	4,975	40,952
Petrofac	5,678	56,051
Segro REIT	8,969	47,996
Vodafone Group	17,237	47,429

		361,909

UNITED STATES — 38.4%
AdvanSix*	—	3
AT&T	1,591	58,533
Bristol-Myers Squibb	1,747	88,940
Capital One Financial	1,079	79,889
Chubb	1,294	164,338
Dun & Bradstreet	715	89,268
Honeywell International	1,548	169,785
JPMorgan Chase	2,537	175,713
Kinder Morgan	2,202	44,987
Kraft Heinz	1,104	98,201
MetLife	1,854	87,064
Microsoft	1,709	102,403
Mondelez International, Cl A	1,844	82,869
National Retail Properties REIT	1,140	52,007
Raytheon	1,062	145,080
Sabre	1,968	50,833
Stanley Black & Decker	800	91,072
T. Rowe Price Group	800	51,208
Texas Instruments	1,192	84,453
Verizon Communications	682	32,804

		1,749,450

Total Common Stock (Cost $3,888,295)		4,449,107

SHORT-TERM INVESTMENT — 2.2%
SEI Daily Income Trust, Government Fund, Cl A, 0.200% (A) (Cost $102,816)	102,816	102,816

Total Investments — 100.0% (Cost $3,991,111)		$4,551,923

Percentages are based upon Net Assets of $4,550,100.
*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2016.

Cl – Class

NVDR – Non-Voting Depositary Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trust

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2††	Level 3	Total
Common Stock
Argentina	$57,306	$—	$—	$57,306
Australia	16,733	—	—	16,733
Austria	61,173	—	—	61,173
Belgium	62,550	—	—	62,550
Brazil	80,742	—	—	80,742
Canada	65,396	—	—	65,396
China	112,789	—	—	112,789
France	269,954	—	—	269,954
Germany	129,561	—	—	129,561
Hong Kong	321,005	—	—	321,005
Indonesia	49,015	—	—	49,015
Japan	219,784	—	—	219,784
Netherlands	247,962	—	—	247,962
New Zealand	33,041	—	—	33,041
Philippines	—	70,415	—	70,415
South Africa	55,019	—	—	55,019
South Korea	126,013	—	—	126,013
Switzerland	149,401	—	—	149,401
Taiwan	86,188	—	—	86,188
Thailand	89,285	—	—	89,285
Turkey	34,416	—	—	34,416
United Kingdom	361,909	—	—	361,909
United States	1,749,450	—	—	1,749,450

Total Common Stock	4,378,692	70,415	—	4,449,107

Short-Term Investment	102,816	—	—	102,816

Total Investments in Securities	$4,481,508	$70,415	$—	$4,551,923

††	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of scheduled market holidays on which these securities trade.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Level 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the year ended October 31, 2016, there were transfers of $2,419,226 from Level 2 to Level 1 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 79.7%
	Shares	Value

ARGENTINA — 1.1%
Tenaris ADR	81,332	$2,293,562

BRAZIL — 3.7%
BB Seguridade Participacoes	289,107	2,898,316
Cielo	320,299	3,256,172
Grendene	298,606	1,837,288

		7,991,776

CHILE — 1.4%
Enersis Americas	10,235,714	1,733,688
Enersis Chile*	13,622,514	1,363,878

		3,097,566

CHINA — 3.6%
CNOOC	1,688,087	2,148,322
Lenovo Group	4,502,460	2,891,123
NetEase ADR	10,464	2,689,144

		7,728,589

EGYPT — 1.7%
Commercial International Bank Egypt	612,573	3,565,774

HONG KONG — 15.0%
AIA Group	578,297	3,649,985
Anhui Conch Cement	1,211,303	3,357,984
ASM Pacific Technology	406,492	3,923,116
BOC Hong Kong Holdings	896,539	3,202,111
China Overseas Land & Investment	880,163	2,718,041
China Resources Gas Group	1,065,859	3,346,464
CT Environmental Group	10,344,856	2,907,826
Samsonite International	1,044,671	3,286,675
SmarTone Telecommunications Holdings	715,678	1,081,515
VTech Holdings	185,037	2,271,344

COMMON STOCK — continued
	Shares	Value

HONG KONG — continued
Wharf Holdings	329,300	$2,475,413

		32,220,474

INDONESIA — 6.5%
Bank Mandiri Persero	4,139,007	3,640,029
Media Nusantara Citra	23,335,010	3,755,634
Perusahaan Gas Negara Persero	15,818,838	3,103,635
Telekomunikasi Indonesia Persero	10,611,152	3,431,872

		13,931,170

MALAYSIA — 1.3%
British American Tobacco Malaysia	240,637	2,840,606

MEXICO — 6.3%
Fomento Economico Mexicano ADR	31,756	3,038,097
Genomma Lab Internacional, Cl B*	2,733,103	3,279,550
Grupo Aeroportuario del Centro Norte, Cl B	342,881	2,000,940
Kimberly-Clark de Mexico, Cl A	1,353,701	2,917,107
Wal-Mart de Mexico	1,088,965	2,303,414

		13,539,108

PERU — 1.7%
Credicorp	24,531	3,647,269

PHILIPPINES — 1.3%
Ayala Land	3,788,153	2,839,275

SOUTH AFRICA — 4.9%
AVI	471,918	3,316,507
Bid	85,681	1,510,756
Bidvest Group	85,689	1,063,888
Impala Platinum Holdings*	415,437	1,669,913
MTN Group	332,964	2,873,608

		10,434,672

SOUTH KOREA — 8.8%
BNK Financial Group	380,429	3,088,648
Coway	41,510	3,250,423
Hankook Tire	72,506	3,497,777
Hanon Systems	304,957	2,851,684
Korea Kolmar	44,216	3,149,315
Samsung Electronics	2,183	3,126,884

		18,964,731

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value
TAIWAN — 8.2%
Catcher Technology	420,493	$3,297,853
Giant Manufacturing	383,838	2,718,460
Largan Precision	31,369	3,712,690
Taiwan Semiconductor Manufacturing	692,520	4,136,577
Tripod Technology	1,634,736	3,869,596

		17,735,176

THAILAND — 5.4%
Central Pattana	1,610,991	2,566,262
Kasikornbank NVDR	506,550	2,489,509
Siam Cement NVDR	83,271	1,189,671
Siam Cement	126,201	1,817,424
Thai Union Group NVDR	5,799,434	3,595,906

		11,658,772

TURKEY — 5.9%
Emlak Konut Gayrimenkul Yatirim Ortakligi REIT	2,595,693	2,650,849
Enka Insaat ve Sanayi	2,364,956	3,607,527
Ford Otomotiv Sanayi	172,117	1,759,968
TAV Havalimanlari Holding	689,903	2,836,088
Tupras Turkiye Petrol Rafinerileri	92,369	1,882,158

		12,736,590

UNITED KINGDOM — 2.9%
BGEO Group	97,673	3,533,965
Randgold Resources	31,155	2,760,893

		6,294,858

Total Common Stock (Cost $156,530,439)		171,519,968

EQUITY LINKED NOTES — 8.4%
INDIA — 8.4%
JPMorgan (convertible to Axis Bank) 11/25/2019	346,508	2,527,776
JPMorgan (convertible to Bharat Forge) 04/22/2019	220,942	2,923,063
JPMorgan (convertible to HCL Technologies) 09/14/2021*	263,447	3,027,006
JPMorgan (convertible to Reliance Industries) 05/22/2019	220,859	3,474,112
JPMorgan (convertible to Tata Consultancy Services) 03/07/2017	93,704	3,352,261

EQUITY LINKED NOTES — continued
	Shares	Value
INDIA — continued
JPMorgan (convertible to Titan) 05/20/2019*	482,178	$2,758,058

Total Equity Linked Notes (Cost $19,008,778)		18,062,276

PREFERRED STOCK — 7.8%
BRAZIL — 7.8%
Banco Bradesco*	384,192	4,028,480
Lojas Americanas	441,676	2,883,624
Petroleo Brasileiro*	1,090,766	6,045,003
Vale*	581,402	3,766,727

		16,723,834

Total Preferred Stock (Cost $9,197,667)		16,723,834

SHORT-TERM INVESTMENT — 4.0%
SEI Daily Income Trust, Government Fund, Cl A, 0.200% (A) (Cost $8,633,353)	8,633,353	8,633,353

Total Investments — 99.9% (Cost $193,370,237)		$214,939,431

Percentages are based upon Net Assets of $215,159,751.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2016.

ADR – American Depositary Receipt

Cl – Class

NVDR – Non-Voting Depositary Receipt

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2016

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2††	Level 3	Total
Common Stock
Argentina	$2,293,562	$—	$—	$2,293,562
Brazil	7,991,776	—	—	7,991,776
Chile	3,097,566	—	—	3,097,566
China	7,728,589	—	—	7,728,589
Egypt	3,565,774	—	—	3,565,774
Hong Kong	32,220,474	—	—	32,220,474
Indonesia	13,931,170	—	—	13,931,170
Malaysia	2,840,606	—	—	2,840,606
Mexico	13,539,108	—	—	13,539,108
Peru	3,647,269	—	—	3,647,269
Philippines	—	2,839,275	—	2,839,275
South Africa	10,434,672	—	—	10,434,672
South Korea	18,964,731	—	—	18,964,731
Taiwan	17,735,176	—	—	17,735,176
Thailand	11,658,772	—	—	11,658,772
Turkey	12,736,590	—	—	12,736,590
United Kingdom	6,294,858	—	—	6,294,858

Total Common Stock	168,680,693	2,839,275	—	171,519,968

Equity Linked Notes
India	—	18,062,276	—	18,062,276
Preferred Stock	16,723,834	—	—	16,723,834

Short-Term Investment	8,633,353	—	—	8,633,353

Total Investments in Securities	$194,037,880	$20,901,551	$—	$214,939,431

††	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of scheduled market holidays on which these securities trade.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Level 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the year ended October 31, 2016, there were transfers of $121,125,274 from Level 2 to Level 1 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2016, there were no Level 3 securities.

Amounts designated as “—“ are $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 94.6%
	Face Amount	Value
CONSUMER DISCRETIONARY — 17.6%
1011778 BC ULC 6.000%, 04/01/22 (A)	$160,000	$167,200
4.625%, 01/15/22 (A)	185,000	191,013
ACCO Brands 6.750%, 04/30/20	200,000	210,500
ADT 6.250%, 10/15/21	75,000	82,031
5.250%, 03/15/20	185,000	199,338
Altice Financing 6.500%, 01/15/22 (A)	200,000	209,050
Altice Finco 9.875%, 12/15/20 (A)	235,000	248,806
Altice Luxembourg 7.750%, 05/15/22 (A)	230,000	240,206
AMC Entertainment 5.875%, 02/15/22	110,000	114,263
APX Group 6.375%, 12/01/19	180,000	185,625
Ashtead Capital 6.500%, 07/15/22 (A)	250,000	262,187
Avis Budget Car Rental 3.164%, 12/01/17 (B)	340,000	340,287
Beazer Homes USA 8.750%, 03/15/22 (A)	125,000	132,812
Brunswick 4.625%, 05/15/21 (A)	135,000	139,219
Cablevision Systems 8.625%, 09/15/17	218,000	227,810
8.000%, 04/15/20	150,000	159,000
CalAtlantic Group 8.375%, 05/15/18	145,000	158,050
6.625%, 05/01/20	210,000	234,675
Cequel Communications Holdings I 6.375%, 09/15/20 (A)	330,000	339,900
Cinemark USA 5.125%, 12/15/22	135,000	138,712

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
CONSUMER DISCRETIONARY — continued
Clear Channel International BV 8.750%, 12/15/20 (A)	$195,000	$204,750
CSC Holdings 8.625%, 02/15/19	210,000	233,100
DISH DBS 7.875%, 09/01/19	275,000	306,625
5.125%, 05/01/20	250,000	259,375
4.250%, 04/01/18	200,000	204,750
Entercom Radio 10.500%, 12/01/19	215,000	221,450
FTI Consulting 6.000%, 11/15/22	145,000	152,250
Hertz 6.750%, 04/15/19	72,000	73,455
International Game Technology 7.500%, 06/15/19	215,000	238,650
KB Home 9.100%, 09/15/17	285,000	299,250
L Brands 7.000%, 05/01/20	135,000	153,900
Lennar 4.750%, 12/15/17	300,000	312,104
Live Nation Entertainment 7.000%, 09/01/20 (A)	380,000	394,516
MGM Resorts International 11.375%, 03/01/18	300,000	335,250
5.250%, 03/31/20	250,000	265,625
Michaels Stores 5.875%, 12/15/20 (A)	150,000	154,312
NBTY 7.625%, 05/15/21 (A)	70,000	68,425
NCL 5.250%, 11/15/19 (A)	235,000	238,525
4.625%, 11/15/20 (A)	275,000	278,437
NES Rentals Holdings 7.875%, 05/01/18 (A)	245,000	240,100
Nexstar Broadcasting 6.875%, 11/15/20	319,000	330,564
Nielsen Finance 5.000%, 04/15/22 (A)	100,000	102,000
4.500%, 10/01/20	205,000	209,122
Outfront Media Capital 5.250%, 02/15/22	230,000	238,050
Party City Holdings 6.125%, 08/15/23 (A)	70,000	74,288
Penn National Gaming 5.875%, 11/01/21	155,000	160,425
Regal Entertainment Group 5.750%, 03/15/22	170,000	175,950

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Scientific Games 8.125%, 09/15/18	$125,000	$125,938
Serta Simmons Bedding 8.125%, 10/01/20 (A)	375,000	389,550
Sinclair Television Group 6.125%, 10/01/22	60,000	63,377
Sirius XM Radio 5.750%, 08/01/21 (A)	225,000	234,563
Station Casinos 7.500%, 03/01/21	260,000	273,525
Toll Brothers Finance 6.750%, 11/01/19	150,000	168,739
TRI Pointe Group 4.375%, 06/15/19	100,000	102,250
United Rentals North America 7.625%, 04/15/22	240,000	255,211
Viking Cruises 8.500%, 10/15/22 (A)	225,000	227,250
Virgin Media Secured Finance 5.375%, 04/15/21 (A)	206,100	212,798
William Lyon Homes 8.500%, 11/15/20	300,000	314,250
WMG Acquisition 6.750%, 04/15/22 (A)	210,000	221,813
6.000%, 01/15/21 (A)	175,000	181,125

		12,676,321

CONSUMER STAPLES — 2.8%
Avon International Operations 7.875%, 08/15/22 (A)	165,000	177,375
Avon Products 6.600%, 03/15/20	85,000	87,178
B&G Foods 4.625%, 06/01/21	90,000	92,475
DS Services of America 10.000%, 09/01/21 (A)	215,000	238,650
Hearthside Group Holdings 6.500%, 05/01/22 (A)	95,000	93,812
JBS Investments GmbH 7.750%, 10/28/20 (A)	205,000	213,713
JBS USA 8.250%, 02/01/20 (A)	210,000	215,775
Pinnacle Foods Finance 4.875%, 05/01/21	45,000	46,238
Post Holdings 6.750%, 12/01/21 (A)	160,000	171,200
Revlon Consumer Products 5.750%, 02/15/21	125,000	126,250

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER STAPLES — continued
Rite Aid 6.750%, 06/15/21	$260,000	$273,000
Ruby Tuesday 7.625%, 05/15/20	175,000	167,125
Smithfield Foods 5.250%, 08/01/18 (A)	100,000	100,750

		2,003,541

ENERGY — 10.9%
Alta Mesa Holdings 9.625%, 10/15/18	150,000	141,375
Antero Resources 6.000%, 12/01/20	155,000	159,456
5.375%, 11/01/21	170,000	172,550
Blue Racer Midstream 6.125%, 11/15/22 (A)	170,000	166,175
Calumet Specialty Products Partners 11.500%, 01/15/21 (A)	80,000	90,200
Carrizo Oil & Gas 7.500%, 09/15/20	125,000	129,844
Chesapeake Energy 6.500%, 08/15/17	165,000	167,681
4.130%, 04/15/19 (B)	305,000	281,362
DCP Midstream Operating 2.700%, 04/01/19	200,000	195,500
Endeavor Energy Resources 7.000%, 08/15/21 (A)	165,000	167,887
Energy Transfer Equity 7.500%, 10/15/20	255,000	277,950
EP Energy 9.375%, 05/01/20	190,000	149,150
Forum Energy Technologies 6.250%, 10/01/21	50,000	49,500
Halcon Resources 8.625%, 02/01/20 (A)	135,000	137,700
Hilcorp Energy I 7.625%, 04/15/21 (A)	225,000	230,625
Laredo Petroleum 7.375%, 05/01/22	145,000	149,350
MEG Energy 6.500%, 03/15/21 (A)	215,000	185,438
Nabors Industries 6.150%, 02/15/18	75,000	78,085
5.000%, 09/15/20	110,000	111,231
NGL Energy Partners 6.875%, 10/15/21	70,000	68,950
5.125%, 07/15/19	140,000	138,600

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Noble Holding US 7.500%, 03/15/19	$120,000	$122,926
Northern Oil and Gas 8.000%, 06/01/20	325,000	256,750
Northern Tier Energy 7.125%, 11/15/20	135,000	138,037
Oasis Petroleum 6.500%, 11/01/21	175,000	173,906
PDC Energy 7.750%, 10/15/22	110,000	116,875
Precision Drilling 6.625%, 11/15/20	55,000	53,556
Pride International 6.875%, 08/15/20	160,000	162,800
QEP Resources 6.875%, 03/01/21	80,000	84,200
6.800%, 03/01/20	100,000	103,125
Range Resources 5.750%, 06/01/21 (A)	140,000	142,100
Rowan 7.875%, 08/01/19	115,000	124,499
5.000%, 09/01/17	145,000	146,087
Sabine Oil & Gas 9.750%, 02/15/17 (C)	190,000	190
Sabine Pass Liquefaction 5.625%, 02/01/21	185,000	194,713
Sanchez Energy 7.750%, 06/15/21	70,000	65,100
SESI 7.125%, 12/15/21	145,000	141,375
6.375%, 05/01/19	145,000	143,187
SM Energy 6.125%, 11/15/22	165,000	165,825
Southwestern Energy 7.500%, 02/01/18	114,000	119,415
5.800%, 01/23/20	150,000	149,250
Summit Midstream Holdings 7.500%, 07/01/21	115,000	119,600
5.500%, 08/15/22	95,000	92,150
Sunoco 5.500%, 08/01/20	265,000	268,975
Targa Resources Partners 6.375%, 08/01/22	100,000	103,000
4.125%, 11/15/19	350,000	353,063
Tesoro Logistics 6.125%, 10/15/21	190,000	198,788
5.500%, 10/15/19	100,000	106,750
Transocean 6.000%, 03/15/18	150,000	150,450

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Weatherford International 9.625%, 03/01/19	$80,000	$85,200
7.750%, 06/15/21	100,000	101,000
Whiting Petroleum 5.750%, 03/15/21	85,000	78,838
5.000%, 03/15/19	135,000	128,250
WPX Energy 7.500%, 08/01/20	115,000	121,181
6.000%, 01/15/22	50,000	49,875

		7,809,645

FINANCIAL SERVICES — 11.2%
AerCap Ireland Capital 4.625%, 10/30/20	310,000	326,275
Aircastle 7.625%, 04/15/20	175,000	199,062
4.625%, 12/15/18	260,000	271,050
Alliance Data Systems 6.375%, 04/01/20 (A)	125,000	127,344
5.250%, 12/01/17 (A)	250,000	254,375
Ally Financial 8.000%, 03/15/20	115,000	130,237
6.250%, 12/01/17	150,000	155,437
4.750%, 09/10/18	350,000	359,664
3.500%, 01/27/19	150,000	150,375
2.750%, 01/30/17	250,000	250,000
American Equity Investment Life Holding 6.625%, 07/15/21	275,000	287,375
CIT Group 5.500%, 02/15/19 (A)	275,000	289,437
5.250%, 03/15/18	275,000	284,806
5.000%, 05/15/17	275,000	278,438
FBM Finance 8.250%, 08/15/21 (A)	85,000	88,825
Fiat Chrysler Automobiles 4.500%, 04/15/20	260,000	266,500
Fly Leasing 6.750%, 12/15/20	200,000	208,500
GLP Capital 4.375%, 11/01/18	110,000	114,263
HRG Group 7.875%, 07/15/19	330,000	345,675
Hub Holdings 8.125% cash/8.875% PIK, 07/15/19 (A)	120,000	117,000
Icahn Enterprises 4.875%, 03/15/19	315,000	313,583
3.500%, 03/15/17	340,000	340,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
International Lease Finance 6.250%, 05/15/19	$200,000	$216,250
3.875%, 04/15/18	330,000	337,425
Nationstar Mortgage 9.625%, 05/01/19	320,000	335,200
Navient MTN 8.450%, 06/15/18	110,000	118,971
8.000%, 03/25/20	150,000	162,750
5.500%, 01/15/19	255,000	260,100
4.625%, 09/25/17	205,000	207,948
NewStar Financial 7.250%, 05/01/20	280,000	280,000
OneMain Financial Holdings 6.750%, 12/15/19 (A)	315,000	326,025
Springleaf Finance MTN 6.900%, 12/15/17	165,000	172,837
5.250%, 12/15/19	305,000	306,144
USI 7.750%, 01/15/21 (A)	145,000	146,450

		8,028,321

HEALTH CARE — 9.1%
Acadia Healthcare 6.125%, 03/15/21	200,000	206,500
Alere 7.250%, 07/01/18	255,000	259,462
6.500%, 06/15/20	125,000	126,614
Centene 5.750%, 06/01/17	135,000	137,362
5.625%, 02/15/21	225,000	236,027
CHS 8.000%, 11/15/19	340,000	299,200
7.125%, 07/15/20	175,000	141,312
5.125%, 08/15/18	95,000	94,169
Convatec Healthcare 10.500%, 12/15/18 (A)	300,000	303,375
DJO Finco 8.125%, 06/15/21 (A)	185,000	169,737
DPx Holdings BV 7.500%, 02/01/22 (A)	35,000	36,838
Endo Finance 7.250%, 01/15/22 (A)	180,000	170,550
Fresenius Medical Care US Finance II 5.625%, 07/31/19 (A)	135,000	146,137
HCA 8.000%, 10/01/18	200,000	221,750
6.500%, 02/15/20	430,000	476,225

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — continued
HCA Holdings 6.250%, 02/15/21	$200,000	$215,750
Health Net 6.375%, 06/01/17	365,000	374,125
IASIS Healthcare 8.375%, 05/15/19	255,000	242,888
Kindred Healthcare 8.000%, 01/15/20	210,000	207,900
Kinetic Concepts 9.625%, 10/01/21 (A)	95,000	91,794
7.875%, 02/15/21 (A)	40,000	43,100
Mallinckrodt International Finance 4.875%, 04/15/20 (A)	245,000	245,919
Quintiles IMS 6.000%, 11/01/20 (A)	250,000	253,750
Tenet Healthcare 8.000%, 08/01/20	325,000	321,750
6.250%, 11/01/18	150,000	158,625
5.500%, 03/01/19	125,000	122,188
4.350%, 06/15/20 (B)	155,000	156,163
Valeant Pharmaceuticals International 7.500%, 07/15/21 (A)	150,000	133,500
7.000%, 10/01/20 (A)	215,000	192,425
6.750%, 08/15/18 (A)	200,000	195,200
6.375%, 10/15/20 (A)	260,000	224,250
Vizient 10.375%, 03/01/24 (A)	155,000	172,825
WellCare Health Plans 5.750%, 11/15/20	175,000	180,250

		6,557,660

MATERIALS & PROCESSING — 12.8%
Aleris International 9.500%, 04/01/21 (A)	390,000	419,250
Allegheny Technologies 9.375%, 06/01/19	135,000	141,750
ArcelorMittal 6.500%, 03/01/21	145,000	159,137
6.250%, 08/05/20	270,000	293,625
Ardagh Packaging Finance 3.850%, 12/15/19 (A) (B)	300,000	304,875
Ashland 3.875%, 04/15/18	225,000	229,500
Ball 4.375%, 12/15/20	185,000	197,025
Blue Cube Spinco 9.750%, 10/15/23	170,000	199,750

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
BlueScope Steel Finance 7.125%, 05/01/18 (A)	$129,000	$131,580
6.500%, 05/15/21 (A)	140,000	147,714
CF Industries 6.875%, 05/01/18	300,000	317,042
Cliffs Natural Resources 8.250%, 03/31/20 (A)	200,000	217,250
Coeur Mining 7.875%, 02/01/21	165,000	169,125
Commercial Metals 6.500%, 07/15/17	175,000	179,375
Consolidated Container 10.125%, 07/15/20 (A)	205,000	207,050
Coveris Holdings 7.875%, 11/01/19 (A)	200,000	206,500
FMG Resources 9.750%, 03/01/22 (A)	175,000	203,000
Freeport-McMoRan 2.300%, 11/14/17	110,000	108,900
Freeport-McMoran Oil & Gas 6.625%, 05/01/21	225,000	229,500
6.500%, 11/15/20	125,000	127,656
GCP Applied Technologies 9.500%, 02/01/23 (A)	145,000	164,212
Graphic Packaging International 4.750%, 04/15/21	195,000	207,188
Hecla Mining 6.875%, 05/01/21	215,000	219,300
Hexion 8.875%, 02/01/18	185,000	175,843
HudBay Minerals 9.500%, 10/01/20	155,000	158,875
Huntsman International 4.875%, 11/15/20	145,000	150,466
IAMGOLD 6.750%, 10/01/20 (A)	155,000	151,900
INEOS Group Holdings 5.875%, 02/15/19 (A)	200,000	203,750
Joseph T Ryerson & Son 11.000%, 05/15/22 (A)	135,000	147,487
Kraton Polymers 10.500%, 04/15/23 (A)	115,000	128,800
Lundin Mining 7.500%, 11/01/20 (A)	180,000	191,250
Multi-Color 6.125%, 12/01/22 (A)	160,000	166,800
New Gold 6.250%, 11/15/22 (A)	135,000	136,350

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
OMNOVA Solutions 7.875%, 11/01/18	$270,000	$270,000
Perstorp Holding 11.000%, 08/15/17 (A)	200,000	198,500
Platform Specialty Products 10.375%, 05/01/21 (A)	120,000	129,600
Rain CII Carbon 8.000%, 12/01/18 (A)	205,000	202,438
Reynolds Group Issuer 9.875%, 08/15/19	150,000	153,750
5.750%, 10/15/20	280,000	287,358
4.380%, 07/15/21 (A) (B)	270,000	275,400
Sappi Papier Holding GmbH 7.750%, 07/15/17 (A)	210,000	213,675
Sealed Air 6.500%, 12/01/20 (A)	150,000	171,375
Steel Dynamics 6.375%, 08/15/22	75,000	78,187
5.125%, 10/01/21	175,000	182,438
Teck Resources 8.000%, 06/01/21 (A)	150,000	163,875
3.000%, 03/01/19	120,000	118,200
Trinseo Materials Operating SCA 6.750%, 05/01/22 (A)	200,000	211,000
United States Steel 8.375%, 07/01/21 (A)	155,000	164,688

		9,212,309

PRODUCER DURABLES — 11.6%
AECOM 5.750%, 10/15/22	185,000	194,172
Air Canada 7.750%, 04/15/21 (A)	170,000	186,575
Allegiant Travel 5.500%, 07/15/19	130,000	135,037
American Airlines Group 6.125%, 06/01/18	325,000	337,594
4.625%, 03/01/20 (A)	150,000	150,937
American Axle & Manufacturing 6.625%, 10/15/22	160,000	168,800
5.125%, 02/15/19	325,000	329,062
Bombardier 5.500%, 09/15/18 (A)	180,000	185,539
4.750%, 04/15/19 (A)	65,000	64,675
Brand Energy & Infrastructure Services 8.500%, 12/01/21 (A)	170,000	170,425
Builders FirstSource 10.750%, 08/15/23 (A)	180,000	207,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
Casella Waste Systems 7.750%, 02/15/19	$362,000	$369,557
Cemex 7.250%, 01/15/21 (A)	200,000	214,940
Clean Harbors 5.250%, 08/01/20	125,000	127,500
Cleaver-Brooks 8.750%, 12/15/19 (A)	150,000	156,750
CNH Capital 3.250%, 02/01/17	275,000	275,344
Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18	215,000	225,750
Covanta Holding 7.250%, 12/01/20	300,000	307,875
CPG Merger 8.000%, 10/01/21 (A)	125,000	129,375
GFL Environmental 9.875%, 02/01/21 (A)	155,000	169,725
Gibraltar Industries 6.250%, 02/01/21	205,000	212,431
Harsco 5.750%, 05/15/18	190,000	202,350
JB Poindexter 9.000%, 04/01/22 (A)	230,000	241,615
Koppers 7.875%, 12/01/19	235,000	238,525
LMI Aerospace 7.375%, 07/15/19	110,000	110,275
Meccanica Holdings USA 6.250%, 07/15/19 (A)	140,000	153,300
Meritor 6.750%, 06/15/21	100,000	101,750
Milacron 7.750%, 02/15/21 (A)	155,000	158,487
MPG Holdco I 7.375%, 10/15/22	240,000	244,500
Park-Ohio Industries 8.125%, 04/01/21	260,000	267,150
Ply Gem Industries 6.500%, 02/01/22	140,000	146,104
Shape Technologies Group 7.625%, 02/01/20 (A)	235,000	238,525
SPL Logistics Escrow 8.875%, 08/01/20 (A)	315,000	267,750
Standard Industries 5.125%, 02/15/21 (A)	265,000	278,250
Tutor Perini 7.625%, 11/01/18	325,000	324,838

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
United Continental Holdings 6.375%, 06/01/18	$250,000	$262,813
USG 5.875%, 11/01/21 (A)	250,000	261,875
WESCO Distribution 5.375%, 12/15/21	155,000	158,294
Xerium Technologies 9.500%, 08/15/21 (A)	215,000	218,225
XPO Logistics 6.500%, 06/15/22 (A)	130,000	135,200

		8,328,889

REAL ESTATE INVESTMENT TRUST — 2.4%
CyrusOne 6.375%, 11/15/22	130,000	137,475
DuPont Fabros Technology 5.875%, 09/15/21	165,000	172,837
Iron Mountain 6.000%, 10/01/20 (A)	165,000	174,694
4.375%, 06/01/21 (A)	140,000	144,550
iStar 6.500%, 07/01/21	85,000	85,638
4.875%, 07/01/18	150,000	150,000
MPT Operating Partnership 6.375%, 02/15/22	125,000	129,688
Realogy Group 5.250%, 12/01/21 (A)	225,000	236,531
4.500%, 04/15/19 (A)	190,000	197,125
RHP Hotel Properties 5.000%, 04/15/21	90,000	92,700
Sabra Health Care 5.500%, 02/01/21	200,000	208,500

		1,729,738

TECHNOLOGY — 5.1%
Amkor Technology 6.375%, 10/01/22	60,000	61,875
Anixter 5.625%, 05/01/19	165,000	174,900
CDW 6.000%, 08/15/22	170,000	180,200
Change Healthcare Holdings 11.000%, 12/31/19	265,000	278,250
Dell 5.650%, 04/15/18	100,000	103,293
Diamond 1 Finance 5.875%, 06/15/21 (A)	245,000	258,220
First Data 6.750%, 11/01/20 (A)	300,000	310,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TECHNOLOGY — continued
Flex 4.625%, 02/15/20	$115,000	$123,139
Infor Software Parent 7.125% cash/7.875% PIK, 05/01/21 (A)	150,000	151,875
Infor US 5.750%, 08/15/20 (A)	185,000	193,556
j2 Cloud Services 8.000%, 08/01/20	285,000	296,400
Micron Technology 5.875%, 02/15/22	135,000	139,441
Microsemi 9.125%, 04/15/23 (A)	140,000	161,350
NCR 4.625%, 02/15/21	150,000	151,875
NXP BV 5.750%, 02/15/21 (A)	200,000	208,000
4.125%, 06/01/21 (A)	235,000	250,863
3.750%, 06/01/18 (A)	165,000	169,950
Western Digital 7.375%, 04/01/23 (A)	210,000	229,688
Zebra Technologies 7.250%, 10/15/22	235,000	253,212

		3,696,587

UTILITIES — 11.1%
AES 3.842%, 06/01/19 (B)	221,000	220,724
Calpine 7.875%, 01/15/23 (A)	159,000	166,751
CenturyLink 6.000%, 04/01/17	305,000	310,337
5.625%, 04/01/20	145,000	154,787
5.150%, 06/15/17	125,000	127,187
Consolidated Communications 6.500%, 10/01/22	195,000	192,075
CPI International 8.750%, 02/15/18	160,000	162,400
DigitalGlobe 5.250%, 02/01/21 (A)	195,000	196,463
Dynegy 6.750%, 11/01/19	285,000	288,445
EarthLink Holdings 7.375%, 06/01/20	220,000	231,000
Frontier Communications 8.875%, 09/15/20	225,000	239,063
8.125%, 10/01/18	285,000	309,937
7.125%, 03/15/19	300,000	321,000
Intelsat Jackson Holdings 7.250%, 04/01/19	296,000	238,650

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
Level 3 Financing 5.375%, 08/15/22	$250,000	$256,875
4.407%, 01/15/18 (B)	330,000	330,413
NRG Energy 7.875%, 05/15/21	52,000	54,340
6.250%, 07/15/22	135,000	135,338
QualityTech 5.875%, 08/01/22	150,000	154,125
SBA Communications 4.875%, 07/15/22	75,000	76,500
SoftBank Group 4.500%, 04/15/20 (A)	220,000	226,050
Sprint Capital 6.900%, 05/01/19	75,000	78,937
Sprint Communications 11.500%, 11/15/21	60,000	70,200
9.250%, 04/15/22	120,000	133,200
9.125%, 03/01/17	270,000	275,400
8.375%, 08/15/17	390,000	406,088
Talen Energy Supply 4.625%, 07/15/19 (A)	230,000	218,500
Telesat Canada 6.000%, 05/15/17 (A)	400,000	400,500
T-Mobile USA 6.542%, 04/28/20	455,000	469,788
6.464%, 04/28/19	320,000	325,200
6.125%, 01/15/22	225,000	237,375
West 4.750%, 07/15/21 (A)	220,000	226,600
Wind Acquisition Finance 7.375%, 04/23/21 (A)	200,000	205,500
4.750%, 07/15/20 (A)	390,000	391,950
Windstream Services 7.750%, 10/15/20	115,000	117,013

		7,948,711

Total Corporate Obligations (Cost $68,023,668)		67,991,722

Total Investments — 94.6% (Cost $68,023,668)		$67,991,722

Percentages are based upon Net Assets of $71,909,415.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2016 was $24,379,804 and represents 33.90% of Net Assets.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2016

(B)	Floating rate security – Rate disclosed is the rate in effect on October 31, 2016.

(C)	Security in default on interest payments.

MTN – Medium Term Note

PIK – Payment in Kind

As of October 31, 2016, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 94.6%
	Face Amount	Value
CONSUMER DISCRETIONARY — 19.5%
1011778 BC ULC 6.000%, 04/01/22 (A)	$5,000	$5,225
ACCO Brands 6.750%, 04/30/20	15,000	15,787
Ahern Rentals 7.375%, 05/15/23 (A)	20,000	13,100
Altice Financing 6.625%, 02/15/23 (A)	10,000	10,300
Altice Luxembourg 7.750%, 05/15/22 (A)	25,000	26,109
7.625%, 02/15/25 (A)	10,000	10,400
Beacon Roofing Supply 6.375%, 10/01/23	10,000	10,700
Boyd Gaming 6.875%, 05/15/23	15,000	16,050
Brunswick 4.625%, 05/15/21 (A)	10,000	10,312
Cable One 5.750%, 06/15/22 (A)	10,000	10,550
CalAtlantic Group 5.250%, 06/01/26	10,000	9,900
CBS Radio 7.250%, 11/01/24 (A)	5,000	5,194
CCO Holdings 5.875%, 04/01/24 (A)	5,000	5,287
5.875%, 05/01/27 (A)	10,000	10,475
5.750%, 02/15/26 (A)	10,000	10,419
5.375%, 05/01/25 (A)	5,000	5,137
CEB 5.625%, 06/15/23 (A)	10,000	9,738
Cequel Communications Holdings I 6.375%, 09/15/20 (A)	5,000	5,150
Clear Channel Worldwide Holdings 7.625%, 03/15/20	10,000	9,675
6.500%, 11/15/22	10,000	10,185

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
CONSUMER DISCRETIONARY — continued
ClubCorp Club Operations 8.250%, 12/15/23 (A)	$20,000	$21,300
Constellis Holdings 9.750%, 05/15/20 (A)	10,000	10,150
CSC Holdings 10.875%, 10/15/25 (A)	10,000	11,500
5.250%, 06/01/24	32,000	29,920
Diamond Resorts International 7.750%, 09/01/23 (A)	10,000	9,800
DISH DBS 7.750%, 07/01/26	20,000	21,963
6.750%, 06/01/21	10,000	10,744
5.000%, 03/15/23	10,000	9,850
Entercom Radio 10.500%, 12/01/19	15,000	15,450
Flexi-Van Leasing 7.875%, 08/15/18 (A)	20,000	18,600
FTI Consulting 6.000%, 11/15/22	12,000	12,600
Herc Rentals 7.750%, 06/01/24 (A)	5,000	5,025
Interval Acquisition 5.625%, 04/15/23	15,000	15,487
Isle of Capri Casinos 5.875%, 03/15/21	15,000	15,600
Jo-Ann Stores 8.125%, 03/15/19 (A)	4,000	3,990
KB Home 7.500%, 09/15/22	12,000	12,990
Levi Strauss 5.000%, 05/01/25	10,000	10,375
Live Nation Entertainment 5.375%, 06/15/22 (A)	15,000	15,525
Mediacom 7.250%, 02/15/22	10,000	10,400
Men’s Wearhouse 7.000%, 07/01/22	25,000	23,062
MGM Resorts International 7.750%, 03/15/22	5,000	5,787
4.625%, 09/01/26	15,000	14,438
NBTY 7.625%, 05/15/21 (A)	5,000	4,888
NCL 5.250%, 11/15/19 (A)	15,000	15,225
Neiman Marcus Group 8.750% cash/9.500% PIK, 10/15/21 (A)	15,000	11,803

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
CONSUMER DISCRETIONARY — continued
NES Rentals Holdings 7.875%, 05/01/18 (A)	$15,000	$14,700
Oshkosh 5.375%, 03/01/25	10,000	10,450
Outfront Media Capital 5.875%, 03/15/25	10,000	10,450
Party City Holdings 6.125%, 08/15/23 (A)	5,000	5,306
Penn National Gaming 5.875%, 11/01/21	5,000	5,175
Prime Security Services Borrower 9.250%, 05/15/23 (A)	10,000	10,625
Quad 7.000%, 05/01/22	25,000	24,000
rue21 9.000%, 10/15/21 (A)	25,000	6,625
Sabre GLBL 5.375%, 04/15/23 (A)	10,000	10,263
5.250%, 11/15/23 (A)	5,000	5,131
Sally Holdings 5.625%, 12/01/25	5,000	5,338
Scientific Games International 10.000%, 12/01/22	15,000	13,875
6.625%, 05/15/21	5,000	4,113
Serta Simmons Bedding 8.125%, 10/01/20 (A)	15,000	15,582
SFR Group 7.375%, 05/01/26 (A)	10,000	10,100
6.000%, 05/15/22 (A)	15,000	15,380
Sonic Automotive 7.000%, 07/15/22	20,000	21,000
Time 5.750%, 04/15/22 (A)	15,000	14,437
TMS International 7.625%, 10/15/21 (A)	25,000	20,625
Tops Holding 8.000%, 06/15/22 (A)	10,000	8,800
Townsquare Media 6.500%, 04/01/23 (A)	25,000	24,813
TRI Pointe Group 4.375%, 06/15/19	10,000	10,225
United Rentals North America 7.625%, 04/15/22	5,000	5,317
5.500%, 05/15/27	5,000	4,975
Viking Cruises 6.250%, 05/15/25 (A)	15,000	13,725
William Lyon Homes 7.000%, 08/15/22	10,000	10,400

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
CONSUMER DISCRETIONARY — continued
WMG Acquisition 6.750%, 04/15/22 (A)	$20,000	$21,125

		868,720

CONSUMER STAPLES — 2.5%
Avon International Operations 7.875%, 08/15/22 (A)	10,000	10,750
Carrols Restaurant Group 8.000%, 05/01/22	10,000	10,875
Cott Beverages 6.750%, 01/01/20	10,000	10,387
Hearthside Group Holdings 6.500%, 05/01/22 (A)	20,000	19,750
JBS USA 5.750%, 06/15/25 (A)	15,000	14,700
Post Holdings 6.750%, 12/01/21 (A)	10,000	10,700
Rite Aid 6.750%, 06/15/21	5,000	5,250
Ruby Tuesday 7.625%, 05/15/20	25,000	23,875
Spectrum Brands 5.750%, 07/15/25	5,000	5,413

		111,700

ENERGY — 14.2%
Alta Mesa Holdings 9.625%, 10/15/18	30,000	28,275
Antero Resources 5.625%, 06/01/23	20,000	20,400
Approach Resources 7.000%, 06/15/21	20,000	17,000
Basic Energy Services 7.750%, 02/15/19 (B)	5,000	2,337
Blue Racer Midstream 6.125%, 11/15/22 (A)	15,000	14,662
Bonanza Creek Energy 6.750%, 04/15/21	15,000	9,112
California Resources 8.000%, 12/15/22 (A)	10,000	6,750
5.500%, 09/15/21	5,000	2,950
Calumet Specialty Products Partners 11.500%, 01/15/21 (A)	10,000	11,275
7.625%, 01/15/22	10,000	7,900
Carrizo Oil & Gas 7.500%, 09/15/20	15,000	15,581
Chesapeake Energy 8.000%, 12/15/22 (A)	5,000	5,072

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
ENERGY — continued
6.625%, 08/15/20	$10,000	$9,450
4.875%, 04/15/22	10,000	8,500
Clayton Williams Energy 7.750%, 04/01/19	5,000	4,987
Comstock Resources 10.000% cash/12.250% PIK, 03/15/20	10,000	10,050
Concho Resources 5.500%, 04/01/23	5,000	5,115
Continental Resources 5.000%, 09/15/22	15,000	14,700
4.500%, 04/15/23	5,000	4,762
Crestwood Midstream Partners 6.250%, 04/01/23	10,000	10,125
6.125%, 03/01/22	10,000	10,225
6.000%, 12/15/20	5,000	5,087
CrownRock 7.125%, 04/15/21 (A)	10,000	10,300
Denbury Resources 9.000%, 05/15/21 (A)	5,000	5,150
6.375%, 08/15/21	5,000	4,137
Endeavor Energy Resources 8.125%, 09/15/23 (A)	5,000	5,338
Energy XXI Gulf Coast 11.000%, 03/15/20 (A) (B)	10,000	4,500
EP Energy 9.375%, 05/01/20	10,000	7,850
6.375%, 06/15/23	10,000	6,800
EXCO Resources 8.500%, 04/15/22	5,000	2,300
Gulfport Energy 6.625%, 05/01/23	5,000	5,250
Halcon Resources 8.625%, 02/01/20 (A)	10,000	10,200
Hilcorp Energy I 7.625%, 04/15/21 (A)	10,000	10,250
Laredo Petroleum 7.375%, 05/01/22	20,000	20,600
6.250%, 03/15/23	5,000	5,025
Light Tower Rentals 8.125%, 08/01/19 (A) (B)	5,000	2,244
Martin Midstream Partners 7.250%, 02/15/21	10,000	9,575
MEG Energy 7.000%, 03/31/24 (A)	10,000	8,200
Murphy Oil 6.875%, 08/15/24	5,000	5,275

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
ENERGY — continued
Newfield Exploration 5.625%, 07/01/24	$5,000	$5,200
5.375%, 01/01/26	10,000	10,275
NGL Energy Partners 7.500%, 11/01/23 (A)	5,000	5,012
Noble Holding International 4.900%, 08/01/20	5,000	4,434
Northern Oil and Gas 8.000%, 06/01/20	15,000	11,400
Oasis Petroleum 6.875%, 03/15/22	10,000	9,900
6.500%, 11/01/21	5,000	4,969
PDC Energy 7.750%, 10/15/22	5,000	5,313
Precision Drilling 6.625%, 11/15/20	10,000	9,738
QEP Resources 5.250%, 05/01/23	10,000	9,825
Range Resources 5.750%, 06/01/21 (A)	10,000	10,150
4.875%, 05/15/25	5,000	4,778
Regency Energy Partners 6.500%, 07/15/21	10,000	10,349
Resolute Energy 8.500%, 05/01/20	10,000	9,925
Rex Energy 1.000%, 10/01/20	30,000	16,125
Rice Energy 7.250%, 05/01/23	5,000	5,300
Sabine Pass Liquefaction 5.875%, 06/30/26 (A)	10,000	10,777
5.625%, 03/01/25	10,000	10,582
Sanchez Energy 7.750%, 06/15/21	10,000	9,300
SESI 7.125%, 12/15/21	5,000	4,875
6.375%, 05/01/19	5,000	4,938
SM Energy 6.500%, 11/15/21	10,000	10,150
Southwestern Energy 6.700%, 01/23/25	15,000	14,288
Summit Midstream Holdings 5.500%, 08/15/22	5,000	4,850
Tallgrass Energy Partners 5.500%, 09/15/24 (A)	5,000	4,975
Targa Resources Partners 5.250%, 05/01/23	15,000	14,889

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
ENERGY — continued
Transocean 9.000%, 07/15/23 (A)	$10,000	$9,769
Vanguard Natural Resources 7.875%, 04/01/20	15,000	8,700
Weatherford International 8.250%, 06/15/23	5,000	5,175
7.750%, 06/15/21	5,000	5,050
4.500%, 04/15/22	10,000	9,000
Whiting Petroleum 5.750%, 03/15/21	5,000	4,637
5.000%, 03/15/19	10,000	9,500
WPX Energy 6.000%, 01/15/22	10,000	9,975

		631,432

FINANCIAL SERVICES — 5.8%
Aircastle 5.125%, 03/15/21	10,000	10,612
Alliant Holdings Intermediate 8.250%, 08/01/23 (A)	5,000	5,087
Ally Financial 8.000%, 11/01/31	10,000	11,950
4.125%, 03/30/20	15,000	15,244
CIT Group 5.375%, 05/15/20	15,000	16,031
Double Eagle Acquisition Sub 7.500%, 10/01/24 (A)	5,000	5,150
HUB International 7.875%, 10/01/21 (A)	15,000	15,333
Liberty Mutual Group 7.800%, 03/15/37 (A)	10,000	11,750
Nationstar Mortgage 6.500%, 08/01/18	5,000	5,059
6.500%, 07/01/21	5,000	4,963
Navient MTN 8.450%, 06/15/18	5,000	5,408
5.500%, 01/15/19	10,000	10,200
NewStar Financial 7.250%, 05/01/20	10,000	10,000
OneMain Financial Holdings 7.250%, 12/15/21 (A)	25,000	25,875
Oppenheimer Holdings 8.750%, 04/15/18	25,000	25,125
Quicken Loans 5.750%, 05/01/25 (A)	20,000	19,750
Royal Bank of Scotland Group 6.125%, 12/15/22	15,000	15,838
Solera 10.500%, 03/01/24 (A)	10,000	11,178

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
FINANCIAL SERVICES — continued
Springleaf Finance 8.250%, 12/15/20	$5,000	$5,425
5.250%, 12/15/19	17,000	17,064
USI 7.750%, 01/15/21 (A)	10,000	10,100

		257,142

HEALTH CARE — 9.3%
Acadia Healthcare 5.125%, 07/01/22	15,000	14,700
Amsurg 5.625%, 11/30/20	10,000	10,250
CHS 6.875%, 02/01/22	20,000	15,250
5.125%, 08/01/21	5,000	4,662
Concordia International 9.500%, 10/21/22 (A)	5,000	3,075
7.000%, 04/15/23 (A)	20,000	11,500
ConvaTec Finance International 8.250% cash/9.000% PIK 01/15/19 (A)	15,000	15,000
DJO Finance 10.750%, 04/15/20	20,000	17,100
DPx Holdings BV 7.500%, 02/01/22 (A)	25,000	26,312
Endo 6.000%, 07/15/23 (A)	10,000	8,700
5.375%, 01/15/23 (A)	10,000	8,500
HCA 7.500%, 02/15/22	25,000	28,450
5.375%, 02/01/25	10,000	10,207
5.000%, 03/15/24	5,000	5,208
Hill-Rom Holdings 5.750%, 09/01/23 (A)	10,000	10,500
IASIS Healthcare 8.375%, 05/15/19	10,000	9,525
Immucor 11.125%, 08/15/19	10,000	9,400
Kindred Healthcare 8.750%, 01/15/23	20,000	19,400
Kinetic Concepts 9.625%, 10/01/21 (A)	10,000	9,662
Mallinckrodt International Finance 5.500%, 04/15/25 (A)	10,000	9,250
MPH Acquisition Holdings 7.125%, 06/01/24 (A)	5,000	5,349
Quintiles IMS 6.000%, 11/01/20 (A)	20,000	20,300
4.875%, 05/15/23 (A)	10,000	10,313

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
HEALTH CARE — continued
RegionalCare Hospital Partners Holdings 8.250%, 05/01/23 (A)	$5,000	$5,069
Select Medical 6.375%, 06/01/21	12,000	11,850
Team Health 7.250%, 12/15/23 (A)	20,000	22,625
Tenet Healthcare 8.125%, 04/01/22	15,000	14,663
8.000%, 08/01/20	10,000	9,900
Universal Hospital Services 7.625%, 08/15/20	10,000	9,600
Valeant Pharmaceuticals International 7.500%, 07/15/21 (A)	10,000	8,900
7.000%, 10/01/20 (A)	10,000	8,950
6.750%, 08/15/18 (A)	5,000	4,880
6.375%, 10/15/20 (A)	15,000	12,938
6.125%, 04/15/25 (A)	15,000	11,850
Vizient 10.375%, 03/01/24 (A)	10,000	11,150

		414,988

MATERIALS & PROCESSING — 10.4%
A Schulman 6.875%, 06/01/23 (A)	15,000	15,262
AK Steel 7.500%, 07/15/23	15,000	16,162
Allegheny Technologies 9.375%, 06/01/19	10,000	10,500
7.875%, 08/15/23	10,000	9,550
ArcelorMittal 7.250%, 02/25/22	10,000	11,350
Aruba Investments 8.750%, 02/15/23 (A)	5,000	5,100
Ashland 4.750%, 08/15/22	15,000	15,497
Ball 5.250%, 07/01/25	20,000	21,265
Blue Cube Spinco 9.750%, 10/15/23	10,000	11,750
BlueScope Steel Finance 7.125%, 05/01/18 (A)	2,000	2,040
6.500%, 05/15/21 (A)	5,000	5,275
Cliffs Natural Resources 8.250%, 03/31/20 (A)	10,000	10,862
Consolidated Container 10.125%, 07/15/20 (A)	15,000	15,150

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
MATERIALS & PROCESSING — continued
Coveris Holdings 7.875%, 11/01/19 (A)	$30,000	$30,975
FMG Resources 9.750%, 03/01/22 (A)	5,000	5,800
Freeport-McMoRan 5.450%, 03/15/43	10,000	8,300
4.550%, 11/14/24	15,000	13,762
3.550%, 03/01/22	20,000	18,350
2.300%, 11/14/17	5,000	4,950
GCP Applied Technologies 9.500%, 02/01/23 (A)	15,000	16,988
Hecla Mining 6.875%, 05/01/21	15,000	15,300
Hexion 8.875%, 02/01/18	5,000	4,753
6.625%, 04/15/20	5,000	4,375
HudBay Minerals 9.500%, 10/01/20	15,000	15,375
International Wire Group 10.750%, 08/01/21 (A)	10,000	9,450
Joseph T Ryerson & Son 11.000%, 05/15/22 (A)	5,000	5,463
Kraton Polymers 10.500%, 04/15/23 (A)	5,000	5,600
Neenah Paper 5.250%, 05/15/21 (A)	25,000	25,375
Nufarm Australia 6.375%, 10/15/19 (A)	5,000	5,100
Platform Specialty Products 10.375%, 05/01/21 (A)	5,000	5,400
6.500%, 02/01/22 (A)	5,000	4,850
Rain CII Carbon 8.000%, 12/01/18 (A)	10,000	9,875
Reynolds Group Issuer 5.750%, 10/15/20	10,000	10,263
Sealed Air 6.875%, 07/15/33 (A)	15,000	16,125
6.500%, 12/01/20 (A)	10,000	11,425
Summit Materials 6.125%, 07/15/23	10,000	10,250
Teck Resources 8.500%, 06/01/24 (A)	10,000	11,575
6.250%, 07/15/41	10,000	9,900
Tronox Finance 7.500%, 03/15/22 (A)	5,000	4,475
6.375%, 08/15/20	10,000	8,975
United States Steel 8.375%, 07/01/21 (A)	5,000	5,313
7.500%, 03/15/22	5,000	4,788

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
MATERIALS & PROCESSING — continued
US Concrete 6.375%, 06/01/24	$10,000	$10,400

		463,293

PRODUCER DURABLES — 13.8%
Accuride 9.500%, 08/01/18	5,000	4,987
American Axle & Manufacturing 7.750%, 11/15/19	15,000	16,950
Amsted Industries 5.000%, 03/15/22 (A)	10,000	10,025
ATS Automation Tooling Systems 6.500%, 06/15/23 (A)	15,000	15,525
BCD Acquisition 9.625%, 09/15/23 (A)	10,000	10,325
Bombardier 7.750%, 03/15/20 (A)	10,000	10,150
5.500%, 09/15/18 (A)	5,000	5,154
Brand Energy & Infrastructure Services 8.500%, 12/01/21 (A)	20,000	20,050
Builders FirstSource 10.750%, 08/15/23 (A)	20,000	23,000
Casella Waste Systems 7.750%, 02/15/19	38,000	38,793
Century Communities 6.875%, 05/15/22	10,000	10,175
Clean Harbors 5.250%, 08/01/20	10,000	10,200
Cleaver-Brooks 8.750%, 12/15/19 (A)	10,000	10,450
Cloud Crane 10.125%, 08/01/24 (A)	5,000	5,212
CPG Merger 8.000%, 10/01/21 (A)	25,000	25,875
EnPro Industries 5.875%, 09/15/22	10,000	10,400
GFL Environmental 9.875%, 02/01/21 (A)	15,000	16,425
H&E Equipment Services 7.000%, 09/01/22	15,000	15,780
Hardwoods Acquisition 7.500%, 08/01/21 (A)	10,000	7,250
Harsco 5.750%, 05/15/18	15,000	15,975
Jaguar Land Rover Automotive 4.125%, 12/15/18 (A)	10,000	10,225
JB Poindexter 9.000%, 04/01/22 (A)	25,000	26,263
LMI Aerospace 7.375%, 07/15/19	15,000	15,038

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
PRODUCER DURABLES — continued
Manitowoc Foodservice 9.500%, 02/15/24	$5,000	$5,744
MasTec 4.875%, 03/15/23	25,000	24,344
Meritor 6.750%, 06/15/21	15,000	15,263
6.250%, 02/15/24	5,000	4,931
Moog 5.250%, 12/01/22 (A)	15,000	15,375
MPG Holdco I 7.375%, 10/15/22	20,000	20,375
Navistar International 8.250%, 11/01/21	15,000	14,681
NCI Building Systems 8.250%, 01/15/23 (A)	15,000	16,406
Novelis 5.875%, 09/30/26 (A)	5,000	5,062
Optimas OE Solutions Holding 8.625%, 06/01/21 (A)	5,000	3,850
Park-Ohio Industries 8.125%, 04/01/21	25,000	25,687
Shape Technologies Group 7.625%, 02/01/20 (A)	15,000	15,225
StandardAero Aviation Holdings 10.000%, 07/15/23 (A)	15,000	15,900
Terex 6.000%, 05/15/21	7,000	7,123
TI Group Automotive Systems 8.750%, 07/15/23 (A)	15,000	15,938
USG 5.875%, 11/01/21 (A)	10,000	10,475
WESCO Distribution 5.375%, 12/15/21	10,000	10,212
Xerium Technologies 9.500%, 08/15/21 (A)	15,000	15,225
XPO Logistics 6.500%, 06/15/22 (A)	25,000	26,000
Zekelman Industries 9.875%, 06/15/23 (A)	12,000	12,630

		614,673

REAL ESTATE INVESTMENT TRUST — 1.7%
Communications Sales & Leasing 8.250%, 10/15/23	10,000	10,550
CyrusOne 6.375%, 11/15/22	10,000	10,575
DuPont Fabros Technology 5.875%, 09/15/21	10,000	10,475

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
REAL ESTATE INVESTMENT TRUST — continued
ESH Hospitality 5.250%, 05/01/25 (A)	$10,000	$9,900
iStar 6.500%, 07/01/21	10,000	10,075
Kennedy-Wilson 5.875%, 04/01/24	20,000	20,225
RHP Hotel Properties 5.000%, 04/15/23	5,000	5,100

		76,900

TECHNOLOGY — 8.1%
Advanced Micro Devices 7.500%, 08/15/22	4,000	4,230
Amkor Technology 6.625%, 06/01/21	20,000	20,400
Anixter 5.625%, 05/01/19	15,000	15,900
BMC Software 8.125%, 07/15/21 (A)	5,000	4,575
7.250%, 06/01/18	5,000	4,975
Camelot Finance 7.875%, 10/15/24 (A)	5,000	5,112
CDW 5.500%, 12/01/24	10,000	10,503
Change Healthcare Holdings 6.000%, 02/15/21 (A)	10,000	10,500
Diamond 1 Finance 7.125%, 06/15/24 (A)	15,000	16,432
First Data 7.000%, 12/01/23 (A)	25,000	26,187
General Cable 5.750%, 10/01/22	20,000	18,900
Inception Merger Sub/Rackspace Hosting 8.625%, 11/15/24 (A)	5,000	5,000
Infor Software Parent 7.125% cash/7.875% PIK, 05/01/21 (A)	20,000	20,250
Infor US 6.500%, 05/15/22	10,000	10,337
j2 Cloud Services 8.000%, 08/01/20	10,000	10,400
JDA Escrow 7.375%, 10/15/24 (A)	5,000	5,163
Kemet 10.500%, 05/01/18	10,000	10,025
Leidos 5.500%, 07/01/33	10,000	8,460

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
TECHNOLOGY — continued
Micron Technology 7.500%, 09/15/23 (A)	$10,000	$11,037
5.500%, 02/01/25	5,000	4,902
Microsemi 9.125%, 04/15/23 (A)	10,000	11,525
MSCI 4.750%, 08/01/26 (A)	10,000	10,075
NCR 4.625%, 02/15/21	10,000	10,125
PTC 6.000%, 05/15/24	5,000	5,288
Qorvo 7.000%, 12/01/25	10,000	10,950
Sensata Technologies 5.625%, 11/01/24 (A)	15,000	15,900
Sensata Technologies UK Financing 6.250%, 02/15/26 (A)	5,000	5,413
Sophia 9.000%, 09/30/23 (A)	20,000	21,000
TIBCO Software 11.375%, 12/01/21 (A)	5,000	4,825
Western Digital 10.500%, 04/01/24 (A)	10,000	11,550
7.375%, 04/01/23 (A)	5,000	5,469
WEX 4.750%, 02/01/23 (A)	10,000	9,950
Zebra Technologies 7.250%, 10/15/22	15,000	16,162

		361,520

UTILITIES — 9.3%
Calpine 7.875%, 01/15/23 (A)	3,000	3,146
CenturyLink 7.500%, 04/01/24	5,000	5,206
5.625%, 04/01/25	27,000	25,313
Cincinnati Bell 7.000%, 07/15/24 (A)	5,000	5,238
Cogent Communications Group 5.375%, 03/01/22 (A)	10,000	10,275
CommScope Technologies Finance 6.000%, 06/15/25 (A)	15,000	15,750
Consolidated Communications 6.500%, 10/01/22	10,000	9,850
CPI International 8.750%, 02/15/18	10,000	10,150
DigitalGlobe 5.250%, 02/01/21 (A)	25,000	25,187

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
UTILITIES — continued
Dynegy 7.625%, 11/01/24	$10,000	$9,575
Frontier Communications 11.000%, 09/15/25	20,000	20,478
10.500%, 09/15/22	10,000	10,400
9.000%, 08/15/31	10,000	8,700
7.125%, 01/15/23	5,000	4,497
Inmarsat Finance 6.500%, 10/01/24 (A)	5,000	5,062
4.875%, 05/15/22 (A)	10,000	9,431
Intelsat Jackson Holdings 8.000%, 02/15/24 (A)	5,000	5,025
7.500%, 04/01/21	5,000	3,675
Intelsat Luxembourg 7.750%, 06/01/21	15,000	4,875
Level 3 Financing 5.375%, 01/15/24	15,000	15,300
5.375%, 05/01/25	10,000	10,150
NRG Energy 7.875%, 05/15/21	9,000	9,405
7.250%, 05/15/26 (A)	5,000	4,920
6.625%, 01/15/27 (A)	5,000	4,683
SBA Communications 4.875%, 09/01/24 (A)	5,000	5,000
Sprint 7.875%, 09/15/23	30,000	29,700
7.625%, 02/15/25	5,000	4,837
7.125%, 06/15/24	30,000	28,200
Sprint Capital 8.750%, 03/15/32	20,000	20,300
Sprint Communications 9.000%, 11/15/18 (A)	10,000	11,000
T-Mobile USA 6.500%, 01/15/26	25,000	27,405
West 5.375%, 07/15/22 (A)	25,000	24,063
Windstream Services 7.750%, 10/15/20	10,000	10,175
7.500%, 04/01/23	5,000	4,687
Zayo Group 6.000%, 04/01/23	10,000	10,525

		412,183

Total Corporate Obligations (Cost $4,202,434)		4,212,551

COMMON STOCK — 0.3%
	Shares/ Number of Warrants	Value
ENERGY — 0.2%
Comstock Resources*	221	$2,157
EXCO Resources*	3,200	3,456
Halcon Resources*	321	2,873
SandRidge Energy*	108	2,487

		10,973

PRODUCER DURABLES — 0.1%
Meritor*	365	3,753

Total Common Stock (Cost $30,603)		14,726

WARRANTS — 0.0%
Comstock Resources, Expires 06/15/20*	28	273
Halcon Resources, Expires 09/09/20*	87	220

Total Warrants (Cost $—)		493

Total Investments — 94.9% (Cost $4,233,037)		$4,227,770

Percentages are based upon Net Assets of $4,455,902.

*	Non-income producing security.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2016 was $1,896,145 and represents 42.55% of Net Assets.

(B)	Security in default on interest payments.

MTN – Medium Term Note

PIK – Payment in Kind

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2016

The following is a summary of the inputs used as of October 31, 2016 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Obligations	$—	$4,212,551	$—	$4,212,551
Common Stock	14,726	—	—	14,726
Warrants	220	273	—	493

Total Investments in Securities	$14,946	$4,212,824	$—	$4,227,770

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:
	Long	Short	Net
Convertible Bonds	91.5%	0.0%	91.5%
Short-Term Investment	8.5	0.0	8.5
Financials	0.0	(0.6)	(0.6)
Materials	0.0	(1.5)	(1.5)
Energy	0.0	(1.5)	(1.5)
Health Care	0.0	(1.6)	(1.6)
Consumer Discretionary	0.0	(3.2)	(3.2)
Information Technology	0.0	(5.1)	(5.1)

Total Investments			86.5

Other Assets and Liabilities, Net			13.5

			100.0%

†	Percentages are based on total investments. Purchased and written options are excluded.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 92.1%
	Face Amount (1)	Value

CHINA — 23.6%
Cosmos Boom Investment 0.500%, 06/23/20	200,000	$194,000
Crotona Asset 4.000%, 04/14/19	200,000	221,500
Ctrip.com International 1.990%, 07/01/25 (A)	175,000	191,625
Kingsoft 1.250%, 04/11/19	HKD 2,000,000	255,301
SINA 1.000%, 12/01/18	150,000	148,875
Vipshop Holdings 1.500%, 03/15/19 (A)	350,000	371,875
YY 2.250%, 04/01/19	150,000	146,063

		1,529,239

HONG KONG — 4.0%
Shine Power International 0.973%, 07/28/19 (B)	HKD 2,000,000	256,268

INDIA — 3.0%
Larsen & Toubro 0.675%, 10/22/19	200,000	197,300

NETHERLANDS — 3.5%
NXP Semiconductors 1.000%, 12/01/19	200,000	229,500

SINGAPORE — 2.7%
CapitaLand 1.850%, 06/19/20	SGD 250,000	174,618

SOUTH KOREA — 3.0%
Hyundai Heavy Industries 0.759%, 06/29/20 (B)	200,000	192,500

CONVERTIBLE BONDS — continued
	Face Amount (1)	Value

UNITED ARAB EMIRATES — 2.7%
Aabar Investments PJSC MTN 0.500%, 03/27/20	EUR 200,000	$176,190

UNITED KINGDOM — 4.2%
Helical Bar Jersey 4.000%, 06/17/19	GBP 100,000	115,362
Premier Oil Finance Jersey MTN 2.500%, 07/27/18	200,000	158,700

		274,062

UNITED STATES — 45.4%
AmTrust Financial Services 2.750%, 12/15/44 (A)	150,000	127,688
Chart Industries 2.000%, 08/01/18	200,000	195,500
Chesapeake Energy 5.500%, 09/15/26 (C)	80,000	75,100
Cobalt International Energy 2.625%, 12/01/19	100,000	46,000
Cowen Group 3.000%, 03/15/19	200,000	184,375
CSG Systems International 4.250%, 03/15/36 (A) (C)	50,000	52,813
Encore Capital Group 3.000%, 11/27/17	100,000	97,563
Fluidigm 2.750%, 02/01/34 (A)	200,000	123,625
Immunomedics 4.750%, 02/15/20 (A)	150,000	123,469
Inphi 1.125%, 12/01/20 (A) (C)	100,000	115,750
Insulet 2.000%, 06/15/19 (A)	150,000	158,156
InvenSense 1.750%, 11/01/18	65,000	62,034
LinkedIn 0.500%, 11/01/19	200,000	197,700
M/I Homes Inc 3.000%, 03/01/18	200,000	199,875
Microchip Technology 1.625%, 02/15/25 (A)	150,000	186,187
Newpark Resources 4.000%, 10/01/17	150,000	146,156
PDL BioPharma 4.000%, 02/01/18	70,000	67,681
PTC Therapeutics 3.000%, 08/15/22 (A)	100,000	41,938
Restoration Hardware Holdings 8.992%, 06/15/19 (B) (C)	100,000	84,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
OCTOBER 31, 2016

CONVERTIBLE BONDS — continued
	Face Amount (1)/ Shares	Value

UNITED STATES — continued
salesforce.com 0.250%, 04/01/18	150,000	$184,594
SolarCity 2.750%, 11/01/18	50,000	41,875
Stillwater Mining 1.750%, 10/15/32 (A)	150,000	178,500
Titan Machinery 3.750%, 05/01/19	100,000	86,313
Weatherford International 5.875%, 07/01/21 (A)	160,000	169,699

		2,946,841

Total Convertible Bonds (Cost $6,068,750)		5,976,518

SHORT-TERM INVESTMENT — 8.6%
SEI Daily Income Trust, Government Fund, Cl A, 0.200% (D) (Cost $556,816)	556,816	556,816

Total Investments — 100.7% (Cost $6,625,566)		$6,533,334

SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCK — (13.5)%
CHINA — (3.2)%
Ctrip.com International ADR*	(2,000)	(88,300)
Vipshop Holdings ADR*	(8,500)	(116,195)

		(204,495)

UNITED STATES — (10.3)%
AmTrust Financial Services	(1,600)	(42,224)
Chesapeake Energy*	(6,500)	(35,815)
CSG Systems International	(600)	(22,818)
Fluidigm*	(1,000)	(4,630)
Immunomedics*	(11,600)	(26,680)
Inphi*	(1,745)	(64,739)
Insulet*	(1,765)	(65,517)
Microchip Technology	(2,370)	(143,503)
PTC Therapeutics*	(1,065)	(6,614)
salesforce.com*	(1,300)	(97,708)
Stillwater Mining*	(7,050)	(93,906)

COMMON STOCK — continued
	Shares/ Contracts	Value

UNITED STATES — continued
Weatherford International*	(13,200)	$(63,624)

		(667,778)

Total Common Stock (Proceeds $891,211)		(872,273)

Total Securities Sold Short —(13.5)% (Proceeds $891,211)		$(872,273)

PURCHASED OPTIONS (E) — 0.4%
UNITED STATES — 0.4%
iShares MSCI Emerging Markets ETF, Put Option, Expires 02/17/17, Strike Price 35.00*	115	12,190
S&P 500 Index, Put Option, Expires 01/20/17, Strike Price 2,000.00*	5	13,625

Total Purchased Options (Cost $24,900)		$25,815

WRITTEN OPTIONS (E) — (0.0)%
UNITED STATES — (0.0)%
Ctrip.com International, Call Option, Expires 11/18/16, Strike Price $50.00*	(10)	(150)
Ctrip.com International, Put Option, Expires 11/18/16, Strike Price $44.00*	(10)	(1,100)
Vipshop Holdings, Call Option, Expires 11/18/16, Strike Price 17.00*	(15)	(300)
Vipshop Holdings, Put Option, Expires 11/18/16, Strike Price 13.00*	(20)	(1,200)

Total Written Options (Premiums Received $2,870)		$(2,750)

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2016, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
US Bank	11/30/16	EUR	161,500	USD	176,613	$(887)
US Bank	11/30/16	GBP	94,600	USD	115,253	(604)
US Bank	11/30/16	HKD	3,980,000	USD	513,296	36
US Bank	11/30/16	SGD	243,100	USD	174,285	(491)

						$(1,946)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
OCTOBER 31, 2016

For the year ended October 31, 2016, the average forward foreign currency contracts to deliver and to receive were $(349,395) and $349,901, respectively.

Percentages are based upon Net Assets of $6,485,167.

(1)	In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

(A)	All or portion of the shares have been committed as collateral for open short positions.

(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(C)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2016 was $327,913 and represents 5.06% of Net Assets.

(D)	The rate reported is the 7-day effective yield as of October 31, 2016.

(E)	For the year ended October 31, 2016, the average monthly market value for purchased and written options was $45,651 and $(20,629), respectively.

ADR – American Depositary Receipt

Cl – Class

ETF – Exchange Traded Fund

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

MSCI – Morgan Stanley Capital International

MTN – Medium Term Note

SGD – Singapore Dollar

S&P – Standard & Poor’s

USD – United States Dollar

The following is a summary of the inputs used as of October 31, 2016 when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Convertible Bonds	$—	$5,976,518	$—	$5,976,518
Short-Term Investment	556,816	—	—	556,816

Total Investments in Securities	$556,816	$5,976,518	$—	$6,533,334

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(872,273)	$—	$—	$(872,273)

Total securities sold short	$(872,273)	$—	$—	$(872,273)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$25,815	$—	$—	$25,815
Written Options	(2,750)	—	—	(2,750)
Forwards Contracts*	—	—	—	—
Unrealized appreciation	—	36	—	36
Unrealized depreciation	—	(1,982)	—	(1,982)

Total Liabilities	$23,065	$(1,946)	$—	$21,119

*	Forward contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC GLOBAL CONVERTIBLES FUND
OCTOBER 31, 2016

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 96.3%
	Face Amount (1)	Value
CHINA — 8.5%
Baosteel Hong Kong Investment 0.000%, 12/01/18 (A)	200,000	$200,250
Crotona Asset 4.000%, 04/14/19	200,000	221,500
Ctrip.com International 1.000%, 07/01/20	100,000	106,000

		527,750

FRANCE — 4.1%
BIM SAS 2.500%, 11/13/20	EUR 90,080	116,186
Technip 0.875%, 01/25/21	EUR 100,000	142,599

		258,785

GERMANY — 4.0%
MTU Aero Engines 0.125%, 05/17/23	EUR 100,000	119,337
SAF-Holland 1.000%, 09/12/20	EUR 100,000	128,849

		248,186

HONG KONG — 4.3%
Asia View 1.500%, 08/08/19	250,000	265,625

HUNGARY — 2.0%
Magyar Nemzeti Vagyonkezelo Zrt 3.375%, 04/02/19	EUR 100,000	127,449

INDIA — 3.2%
Larsen & Toubro 0.675%, 10/22/19	200,000	197,300

ITALY — 3.9%
Beni Stabili SIIQ 2.625%, 04/17/19	EUR 100,000	118,558

CONVERTIBLE BONDS — continued
	Face Amount (1)	Value
ITALY — continued
Prysmian 1.250%, 03/08/18	EUR 100,000	$125,462

		244,020

JAPAN — 6.8%
Nipro 0.000%, 01/29/21 (A)	JPY 10,000,000	104,749
Sony 0.000%, 09/30/22 (A)	JPY 10,000,000	101,554
Suzuki Motor 0.000%, 03/31/21 (A)	JPY 10,000,000	109,183
Teijin 0.000%, 12/12/18 (A)	JPY 10,000,000	108,372

		423,858

JERSEY — 4.0%
British Land Jersey MTN 1.500%, 09/10/17	GBP 100,000	124,971
Great Portland Estates Capital Jersey 1.000%, 09/10/18	GBP 100,000	127,235

		252,206

MEXICO — 1.9%
Cemex 3.750%, 03/15/18	100,000	116,313

NETHERLANDS — 7.1%
NXP Semiconductors 1.000%, 12/01/19	200,000	229,500
QIAGEN 0.375%, 03/19/19	200,000	214,800

		444,300

NORWAY — 2.1%
Marine Harvest 0.125%, 11/05/20	EUR 100,000	130,776

SINGAPORE — 2.9%
CapitaLand 1.950%, 10/17/23	SGD 250,000	180,683

UNITED KINGDOM — 2.1%
PT Jersey 0.500%, 11/19/19	EUR 100,000	129,601

UNITED STATES — 39.4%
Array BioPharma 3.000%, 06/01/20	25,000	27,250
BioMarin Pharmaceutical 1.500%, 10/15/20	40,000	46,600

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC GLOBAL CONVERTIBLES FUND
OCTOBER 31, 2016

CONVERTIBLE BONDS — continued
	Face Amount (1)	Value
UNITED STATES — continued
Bottomline Technologies de 1.500%, 12/01/17	130,000	$131,869
CalAtlantic Group 1.625%, 05/15/18	50,000	58,688
Chesapeake Energy 5.500%, 09/15/26 (B)	95,000	89,181
Colony Capital 3.875%, 01/15/21	85,000	83,034
CSG Systems International 4.250%, 03/15/36 (B)	85,000	89,781
Electronics For Imaging 0.750%, 09/01/19	150,000	158,625
Empire State Realty OP 2.625%, 08/15/19 (B)	95,000	105,807
Griffon 4.000%, 01/15/17 (B)	70,000	82,600
Hologic 2.000%, 03/01/42	70,000	89,338
Immunomedics 4.750%, 02/15/20	25,000	20,578
Insulet 2.000%, 06/15/19	75,000	79,078
j2 Global 3.250%, 06/15/29	55,000	66,550
Liberty Interactive 1.750%, 09/30/46 (B)	105,000	105,525
Medicines 2.750%, 07/15/23 (B)	60,000	56,925
Molina Healthcare 1.625%, 08/15/44	50,000	57,875
NuVasive 2.250%, 03/15/21 (B)	115,000	136,275
Priceline Group 0.350%, 06/15/20	145,000	185,781
PTC Therapeutics 3.000%, 08/15/22	15,000	6,291
salesforce.com 0.250%, 04/01/18	105,000	129,216
ServiceNow 0.000%, 11/01/18 (A)	120,000	156,524
SunPower 4.000%, 01/15/23 (B)	50,000	36,781
Trinity Industries 3.875%, 06/01/36	80,000	89,050
Weatherford International 5.875%, 07/01/21	95,000	100,759
WebMD Health 2.500%, 01/31/18	90,000	93,094

CONVERTIBLE BONDS — continued
	Face Amount (1)/ Shares	Value
Wright Medical Group 2.250%, 11/15/21 (B)	145,000	$174,905

		2,457,980

Total Convertible Bonds (Cost $6,013,574)		6,004,832

PREFERRED STOCK — 4.2%
UNITED STATES — 4.2%
American Tower, 5.500%	780	85,605
Belden, 6.750%	600	57,930
Frontier Communications, 11.125%	1,000	83,510
Stericycle, 5.250%	500	33,735

Total Preferred Stock (Cost $281,013)		260,780

SHORT-TERM INVESTMENT — 0.0%
SEI Daily Income Trust, Government Fund, Cl A, 0.200% (C) (Cost $2,497)	2,497	2,497

Total Investments — 100.5% (Cost $6,297,084)		$6,268,109

Percentages are based upon Net Assets of $6,234,872.

(1)	In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

(A)	Zero coupon security.

(B)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2016 was $877,780 and represents 14.08% of Net Assets.

(C)	The rate reported is the 7-day effective yield as of October 31, 2016.

Cl – Class

EUR – Euro

GBP – British Pound

JPY – Japanese Yen

MTN – Medium Term Note

SGD – Singapore Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC GLOBAL CONVERTIBLES FUND
OCTOBER 31, 2016

The following is a summary of the inputs used as of October 31, 2016 when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$6,004,832	$—	$6,004,832
Preferred Stock	260,780	—	—	260,780
Short-Term Investment	2,497	—	—	2,497

Total Investments in Securities	$263,277	$6,004,832	$—	$6,268,109

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood LargeCap Value Fund	Westwood Dividend Growth Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Assets:
Investments, at Value (Cost $150,472,725, $49,547,377, $117,631,062 and $328,713,138, respectively)	$186,950,741	$57,742,176	$132,266,170	$383,178,905
Cash	7,202	—	—	—
Receivable for Investment Securities Sold	3,026,112	1,077,681	1,056	21,850,484
Dividends Receivable	161,688	65,599	26,472	110,578
Receivable for Capital Shares Sold	22,211	579	30,587	22,097
Foreign Tax Reclaims Receivable	—	3,600	—	—
Prepaid Expenses	19,446	5,215	8,482	21,479

Total Assets	190,187,400	58,894,850	132,332,767	405,183,543

Liabilities:
Payable for Investment Securities Purchased	3,014,927	1,154,398	501,003	10,959,418
Payable for Capital Shares Redeemed	97,874	269,869	2,684,284	443,081
Payable due to Investment Adviser	91,010	37,056	84,038	253,022
Payable for Audit Fees	22,688	22,688	22,688	22,688
Payable due to Administrator	7,544	2,330	5,283	15,907
Payable due to Trustees	1,521	477	1,067	3,232
Payable for Pricing Fees	607	242	457	1,357
Chief Compliance Officer Fees Payable	422	132	296	897
Payable for Distribution Fees — A Class Shares	396	—	—	—
Payable for Shareholder Servicing Fees	—	—	5,356	23,849
Other Accrued Expenses	16,754	6,549	10,917	26,082

Total Liabilities	3,253,743	1,493,741	3,315,389	11,749,533

Net Assets	$186,933,657	$57,401,109	$129,017,378	$393,434,010

NET ASSETS CONSIST OF:
Paid-in Capital	$145,892,690	$47,791,887	$120,113,562	$337,603,511
Undistributed Net Investment Income	1,699,213	604,426	469,007	1,070,720
Accumulated Net Realized Gain (Loss) on Investments	2,863,738	809,997	(6,200,299)	294,012
Net Unrealized Appreciation on Investments	36,478,016	8,194,799	14,635,108	54,465,767

Net Assets	$186,933,657	$57,401,109	$129,017,378	$393,434,010

Institutional Shares
Net Assets	$185,171,305	$57,401,109	$129,017,378	$393,434,010
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	16,744,499	5,347,488	9,680,183	26,686,324

Net Asset Value, Offering and Redemption Price Per Share	$11.06	$10.73	$13.33	$14.74

A Class Shares
Net Assets	$1,762,352	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	158,884	N/A	N/A	N/A

Net Asset Value and Redemption Price Per Share	$11.09	N/A	N/A	N/A

Maximum Offering Price Per Share	$11.67	N/A	N/A	N/A

	($11.09/95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood SmallCap Value Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund	Westwood Worldwide Income Opportunity Fund
Assets:
Investments, at Value (Cost $120,880,375, $31,676,650, $2,161,880,519 and $6,366,436, respectively)	$142,835,679	$30,442,491	$2,391,174,028	$6,422,284
Foreign Currency, at Value (Cost $0, $0, $0 and $134,097, respectively)	—	—	—	129,001
Cash	—	10,892	—	—
Receivable for Investment Securities Sold	1,325,410	—	625,687	38,540
Receivable for Capital Shares Sold	138,663	6,265	5,183,049	273
Dividends and Interest Receivable	51,968	104,912	7,523,766	17,485
Receivable from Investment Adviser	—	—	—	2,687
Foreign Tax Reclaims Receivable	—	—	—	1,632
Prepaid Expenses	8,211	13,188	70,052	5,574

Total Assets	144,359,931	30,577,748	2,404,576,582	6,617,476

Liabilities:
Payable for Investment Securities Purchased	983,928	133,991	—	—
Payable for Capital Shares Redeemed	137,479	3,770	1,092,009	60,470
Payable due to Investment Adviser	105,054	13,851	1,538,342	—
Payable for Audit Fees	22,688	64,988	22,688	22,688
Payable due to Administrator	6,030	1,241	96,710	694
Payable for Shareholder Servicing Fees	5,834	—	—	263
Payable due to Trustees	1,228	250	19,510	54
Payable for Pricing Fees	512	155	7,050	1,024
Chief Compliance Officer Fees Payable	341	70	5,416	15
Payable for Distribution Fees — A Class Shares	—	—	25,818	—
Other Accrued Expenses	12,145	5,376	140,056	6,684

Total Liabilities	1,275,239	223,692	2,947,599	91,892

Net Assets	$143,084,692	$30,354,056	$2,401,628,983	$6,525,584

NET ASSETS CONSIST OF:
Paid-in Capital	$120,902,478	$37,482,494	$2,145,082,995	$7,035,354
Undistributed (Distributions in excess of) Net Investment Income	502,210	70,307	—	(14,592)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(275,300)	(5,964,586)	27,252,479	(545,906)
Net Unrealized Appreciation (Depreciation) on Investments	21,955,304	(1,234,159)	229,293,509	55,848
Net Unrealized Depreciation on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	(5,120)

Net Assets	$143,084,692	$30,354,056	$2,401,628,983	$6,525,584

Institutional Shares
Net Assets	$143,084,692	$30,354,056	$2,278,598,566	$6,525,584
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	9,941,574	4,187,420	156,293,148	696,186

Net Asset Value, Offering and Redemption Price Per Share	$14.39	$7.25	$14.58	$9.37

A Class Shares
Net Assets	N/A	N/A	$123,030,417	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	8,446,151	N/A

Net Asset Value and Redemption Price Per Share	N/A	N/A	$14.57	N/A

Maximum Offering Price Per Share	N/A	N/A	$15.34	N/A

	N/A	N/A	($14.57/95.00%)	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund
Assets:
Investments, at Value (Cost $13,874,271, $3,991,111, $193,370,237 and $68,023,668, respectively)	$15,991,041	$4,551,923	$214,939,431	$67,991,722
Foreign Currency, at Value (Cost $0, $0, $92,711 and $0, respectively)	—	—	92,711	—
Cash	—	—	—	3,864,509
Foreign Tax Reclaims Receivable	19,204	7,330	7,214	—
Dividends and Interest Receivable	13,074	7,084	119,086	1,154,743
Receivable for Capital Shares Sold	4,826	—	6,266	133,074
Receivable from Investment Adviser	4,137	6,941	—	—
Receivable for Investment Securities Sold	—	—	682,705	84,256
Prepaid Expenses	15,578	15,393	28,394	21,199

Total Assets	16,047,860	4,588,671	215,875,807	73,249,503

Liabilities:
Payable for Investment Securities Purchased	25,013	—	332,631	950,164
Payable for Audit Fees	22,688	22,688	22,688	22,688
Payable for Pricing Fees	6,893	7,040	7,941	15,595
Payable due to Administrator	1,690	478	22,509	2,833
Payable due to Trustees	133	37	1,750	562
Chief Compliance Officer Fees Payable	37	10	486	156
Payable for Capital Shares Redeemed	—	199	100,000	312,160
Payable due to Investment Adviser	—	—	170,933	22,857
Payable for Distribution Fees — A Class Shares	—	—	1,232	652
Income Distributions Payable	—	—	—	88
Other Accrued Expenses	10,630	8,119	55,886	12,333

Total Liabilities	67,084	38,571	716,056	1,340,088

Net Assets	$15,980,776	$4,550,100	$215,159,751	$71,909,415

NET ASSETS CONSIST OF:
Paid-in Capital	$14,307,436	$4,114,306	$239,190,904	$86,954,570
Undistributed Net Investment Income	202,436	84,392	2,210,157	29,222
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(643,956)	(208,559)	(47,805,604)	(15,042,431)
Net Unrealized Appreciation (Depreciation) on Investments	2,116,770	560,812	21,569,194	(31,946)
Net Unrealized Depreciation on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	(1,910)	(851)	(4,900)	—

Net Assets	$15,980,776	$4,550,100	$215,159,751	$71,909,415

Institutional Shares
Net Assets	$15,980,776	$4,550,100	$214,724,388	$70,367,767
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,376,994	414,300	24,553,552	7,561,152

Net Asset Value, Offering and Redemption Price Per Share	$11.61	$10.98	$8.75	$9.31

A Class Shares
Net Assets	N/A	N/A	$435,363	$1,541,648
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	49,850	165,635

Net Asset Value and Redemption Price Per Share	N/A	N/A	$8.73	$9.31

Maximum Offering Price Per Share	N/A	N/A	$9.19	$9.52

	N/A	N/A	($8.73/95.00%)	($9.31/97.75%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Global Convertibles Fund
Assets:
Investments, at Value (Cost $4,233,037, $6,625,566 and $6,297,084, respectively)	$4,227,770	$6,533,334	$6,268,109
Foreign Currency, at Value (Cost $0, $0 and $4,193, respectively)	—	—	4,227
Purchased Options, at Value (Cost $0, $24,900 and $0 respectively)	—	25,815	—
Cash	166,445	167,179	—
Restricted Deposits held at Prime Broker	—	961,005	—
Dividends and Interest Receivable	80,062	28,970	24,732
Receivable from Investment Adviser	18,537	7,335	5,576
Receivable for Investment Securities Sold	5,325	100,050	117,800
Foreign Tax Reclaims Receivable	7	263	169
Receivable for Capital Shares Sold	—	—	—
Unrealized Gain on Forward Foreign Currency Contracts	—	36	—
Prepaid Expenses	22,500	10,353	5,866

Total Assets	4,520,646	7,834,340	6,426,479

Liabilities:
Securities Sold Short, at Value (Proceeds $0, $891,211 and $0, respectively)	—	872,273	—
Written options, at (Premiums Received $0, $2,870 and $0, respectively)	—	2,750	—
Payable for Investment Securities Purchased	15,200	437,421	109,202
Payable for Audit Fees	22,688	22,688	22,688
Payable for Pricing Fees	17,896	1,024	1,021
Payable for Capital Shares Redeemed	456	—	50,954
Payable due to Administrator	179	650	660
Payable for Shareholder Servicing Fees	66	116	—
Payable due to Trustees	36	48	51
Chief Compliance Officer Fees Payable	10	13	14
Unrealized Loss on Forward Foreign Currency Contracts	—	1,982	—
Other Accrued Expenses	8,213	10,208	7,017

Total Liabilities	64,744	1,349,173	191,607

Net Assets	$4,455,902	$6,485,167	$6,234,872

NET ASSETS CONSIST OF:
Paid-in Capital	$4,544,830	$6,505,381	$6,427,874
Undistributed Net Investment Income	24,108	41,570	23,836
Accumulated Net Realized Gain (Loss) on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	(107,769)	12,490	(187,993)
Net Unrealized Depreciation on Investments, Purchased Options, Written Options and Securities Sold Short	(5,267)	(72,259)	(28,975)
Net Unrealized Appreciation (Depreciation) on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	—	(2,015)	130

Net Assets	$4,455,902	$6,485,167	$6,234,872

Institutional Shares
Net Assets	$463,701	$2,392,537	$6,234,872
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	47,669	238,981	648,295

Net Asset Value, Offering and Redemption Price Per Share*	$9.73	$10.01	$9.62

Ultra Shares
Net Assets	$3,992,201	$4,092,630	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	410,729	408,766	N/A

Net Asset Value, Offering and Redemption Price Per Share*	$9.72	$10.01	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Redemption price may vary depending upon the length of time shares are held for the Westwood Market Neutral Fund and the Westwood Strategic Global Convertibles Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENTS OF OPERATIONS
	Westwood LargeCap Value Fund	Westwood Dividend Growth Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Investment Income
Dividends	$3,438,583	$1,684,344	$1,796,642	$6,310,457
Less: Foreign Taxes Withheld	—	—	(1,207)	(5,200)

Total Investment Income	3,438,583	1,684,344	1,795,435	6,305,257

Expenses
Investment Advisory Fees	1,176,594	475,284	886,837	3,391,523
Administration Fees	77,999	29,957	55,888	213,830
Trustees’ Fees	5,561	2,148	4,016	15,351
Distribution Fees — A Class Shares	4,443	—	—	—
Chief Compliance Officer Fees	1,601	760	1,180	3,600
Transfer Agent Fees	53,186	25,268	29,040	48,131
Registration and Filing Fees	34,912	22,772	27,012	24,869
Professional Fees	29,789	24,480	27,344	47,261
Printing Fees	18,501	6,751	20,647	37,320
Custodian Fees	8,122	4,181	9,077	25,487
Shareholder Servicing Fees	—	—	5,824	607,282
Pricing Fees	2,583	1,074	1,961	6,348
Other Expenses	6,351	2,940	4,683	16,942

Total Expenses	1,419,642	595,615	1,073,509	4,437,944

Less:
Waiver of Investment Advisory Fees	(112,325)	—	—	—
Fees Paid Indirectly	(409)	(37)	(29)	(48)

Net Expenses	1,306,908	595,578	1,073,480	4,437,896

Net Investment Income	2,131,675	1,088,766	721,955	1,867,361

Net Realized Gain (Loss) on Investments	4,053,310	893,002	(6,191,682)	1,251,907
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,800,989)	(1,251,348)	5,628,566	(7,373,962)

Net Realized and Unrealized Gain (Loss) on Investments	2,252,321	(358,346)	(563,116)	(6,122,055)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,383,996	$730,420	$158,839	$(4,254,694)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENTS OF OPERATIONS
	Westwood SmallCap Value Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund	Westwood Worldwide Income Opportunity Fund
Investment Income
Dividends	$2,241,371	$883,463	$50,566,290	$151,233
Dividends from Master Limited Partnerships	—	424,926	—	—
Less: Return of Capital Distributions	—	(424,926)	—	—
Interest	—	—	11,080,070	17,238
Less: Foreign Taxes Withheld	—	(15,841)	(482,183)	(3,303)

Total Investment Income	2,241,371	867,622	61,164,177	165,168

Expenses
Investment Advisory Fees	1,191,190	231,141	17,787,041	51,059
Administration Fees	66,245	12,853	1,121,183	9,243
Trustees’ Fees	4,771	921	80,636	230
Chief Compliance Officer Fees	1,361	506	17,797	348
Distribution Fees — A Class Shares	—	—	325,652	—
Shareholder Servicing Fees	176,964	—	—	—
Transfer Agent Fees	29,790	22,963	275,154	21,742
Professional Fees	28,628	43,477	155,175	21,271
Registration and Filing Fees	22,063	20,500	98,173	11,452
Printing Fees	22,004	4,863	204,785	2,705
Custodian Fees	9,835	2,361	93,460	12,081
Pricing Fees	2,225	658	31,965	1,376
Offering Costs	—	7,233	—	15,737
Other Expenses	5,261	1,491	88,030	438

Total Expenses	1,560,337	348,967	20,279,051	147,682

Less:
Waiver of Investment Advisory Fees	(18,712)	(77,026)	—	(51,059)
Reimbursement of other operating expenses	—	—	—	(31,938)
Fees Paid Indirectly	(60)	(6)	(3,715)	(7)

Net Expenses	1,541,565	271,935	20,275,336	64,678

Net Investment Income	699,806	595,687	40,888,841	100,490

Net Realized Gain (Loss) on Investments	2,294,711	(5,252,668)	(3,047,590)	(493,869)
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	631
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,606,313	5,192,312	25,825,107	359,739
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	—	—	—	(5,107)

Net Realized and Unrealized Gain (Loss) on Investments	8,901,024	(60,356)	22,777,517	(138,606)

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,600,830	$535,331	$63,666,358	$(38,116)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENTS OF OPERATIONS
	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund
Investment Income
Dividends	$401,265	$158,219	$5,418,024	$—
Interest	—	—	—	4,253,787
Less: Foreign Taxes Withheld	(24,288)	(11,654)	(445,696)	—

Total Investment Income	376,977	146,565	4,972,328	4,253,787

Expenses
Investment Advisory Fees	123,516	38,438	1,846,373	610,118
Administration Fees	20,914	6,534	260,984	38,441
Trustees’ Fees	525	163	6,543	2,829
Chief Compliance Officer Fees	414	334	1,724	868
Distribution Fees — A Class Shares	—	—	976	3,536
Custodian Fees	22,820	18,908	170,817	8,720
Transfer Agent Fees	22,578	21,947	54,082	49,337
Professional Fees	21,739	21,156	31,074	25,571
Registration and Filing Fees	19,898	19,692	39,670	40,304
Pricing Fees	15,360	15,527	18,506	59,262
Printing Fees	3,413	2,537	17,398	11,420
Other Expenses	1,320	856	12,873	5,270

Total Expenses	252,497	146,092	2,461,020	855,676

Less:
Waiver of Investment Advisory Fees	(98,092)	(38,438)	(127,671)	(167,944)
Reimbursement of other operating expenses	—	(59,599)	—	—
Fees Paid Indirectly	(6)	(6)	(29)	(986)

Net Expenses	154,399	48,049	2,333,320	686,746

Net Investment Income	222,578	98,516	2,639,008	3,567,041

Net Realized Loss on Investments	(425,061)	(36,791)	(30,802,993)	(7,958,279)
Net Realized Gain (Loss) on Foreign Currency Transactions	(3,387)	(1,945)	(334,070)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	980,155	42,710	55,067,126	6,656,741
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	623	843	1,687	—

Net Realized and Unrealized Gain (Loss) on Investments	552,330	4,817	23,931,750	(1,301,538)

Net Increase in Net Assets Resulting from Operations	$774,908	$103,333	$26,570,758	$2,265,503

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENTS OF OPERATIONS
	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Global Convertibles Fund
Investment Income
Dividends	$—	$6,289	$13,187
Interest	281,530	231,076	85,550
Less: Foreign Taxes Withheld	(232)	(69)	(231)

Total Investment Income	281,298	237,296	98,506

Expenses
Investment Advisory Fees	22,541	58,308	44,909
Administration Fees	1,938	9,356	8,113
Chief Compliance Officer Fees	329	351	344
Trustees’ Fees	139	234	203
Pricing Fees	70,197	4,164	5,941
Transfer Agent Fees	42,911	43,076	21,687
Registration and Filing Fees	31,474	27,474	13,459
Professional Fees	21,110	21,291	21,747
Offering Costs	4,836	27,869	15,736
Printing Fees	3,116	3,208	2,396
Custodian Fees	3,040	12,396	12,977
Shareholder Servicing Fees — Institutional Shares	362	3,324	—
Dividend Expense	—	5,739	—
Stock Loan Fee	—	1,833	—
Other Expenses	1,335	1,504	884

Total Expenses	203,328	220,127	148,396

Less:
Waiver of Investment Advisory Fees	(22,541)	(58,308)	(44,909)
Reimbursement of other operating expenses	(155,827)	(78,886)	(52,570)
Fees Paid Indirectly	(9)	(9)	(6)

Net Expenses	24,951	82,924	50,911

Net Investment Income	256,347	154,372	47,595

Net Realized Loss on Investments	(82,294)	(4,991)	(95,304)
Net Realized Gain on Securities Sold Short	—	77,970	—
Net Realized Loss on Purchased Options	—	(207,767)	—
Net Realized Gain on Written Options	—	147,608	—
Net Realized Gain on Foreign Currency Transactions	—	8,097	7,272
Net Change in Unrealized Appreciation (Depreciation) on Investments	161,434	167,916	(5,557)
Net Change in Unrealized Appreciation (Depreciation) on Securities Sold Short	—	(85,528)	—
Net Change in Unrealized Appreciation (Depreciation) on Purchased Options	—	(9,308)	—
Net Change in Unrealized Appreciation (Depreciation) on Written Options	—	120	—
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	—	(69)	38
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	—	(1,892)	10,011

Net Realized and Unrealized Gain (Loss) on Investments	79,140	92,156	(83,540)

Net Increase (Decrease) in Net Assets Resulting from Operations	$335,487	$246,528	$(35,945)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
	Westwood LargeCap Value Fund		Westwood Dividend Growth Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Income	$2,131,675	$1,632,940	$1,088,766	$864,848
Net Realized Gain (Loss) on Investments	4,053,310	12,026,604	893,002	6,153,088
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,800,989)	(7,646,572)	(1,251,348)	(4,135,223)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,383,996	6,012,972	730,420	2,882,713

Dividends and Distributions:

Net Investment Income:
Institutional Shares	(1,386,749)	(1,680,914)	(1,043,206)	(785,702)
A Class Shares	(14,625)	(6,816)	—	—

Net Realized Gains:
Institutional Shares	(10,718,327)	(16,628,336)	(5,343,092)	(8,755,219)
A Class Shares	(142,827)	(191,119)	—	—

Return of Capital:
Institutional Shares	—	—	—	—
A Class Shares	—	—	—	—

Total Dividends and Distributions	(12,262,528)	(18,507,185)	(6,386,298)	(9,540,921)

Capital Share Transactions:

Institutional Shares:
Issued	64,577,465	4,176,992	867,708	3,777,214
Reinvestment of Dividends	11,185,675	16,726,518	6,307,980	9,477,136
Redeemed	(17,495,873)	(33,812,123)	(18,449,259)	(16,274,308)

Increase (Decrease) from Institutional Shares Capital Share Transactions	58,267,267	(12,908,613)	(11,273,571)	(3,019,958)

A Class Shares:
Issued	2,636	71,636	N/A	N/A
Reinvestment of Dividends	157,446	197,928	N/A	N/A
Redeemed	(60,847)	(4,425,053)	N/A	N/A

Increase (Decrease) from A Class Shares Capital Share Transactions	99,235	(4,155,489)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	58,366,502	(17,064,102)	(11,273,571)	(3,019,958)

Total Increase (Decrease) in Net Assets	50,487,970	(29,558,315)	(16,929,449)	(9,678,166)

Net Assets:
Beginning of Year/Period	136,445,687	166,004,002	74,330,558	84,008,724

End of Year/Period	$186,933,657	$136,445,687	$57,401,109	$74,330,558

Undistributed Net Investment Income	$1,699,213	$1,084,405	$604,426	$619,290

Shares Issued and Redeemed:

Institutional Shares:
Issued	6,026,310	347,245	84,686	317,437
Reinvestment of Dividends	1,053,565	1,394,848	613,152	807,593
Redeemed	(1,608,219)	(2,708,543)	(1,766,726)	(1,390,645)

Total Institutional Shares Transactions	5,471,656	(966,450)	(1,068,888)	(265,615)

A Class Shares:
Issued	234	5,903	N/A	N/A
Reinvestment of Dividends	14,790	16,536	N/A	N/A
Redeemed	(5,405)	(335,536)	N/A	N/A

Total A Class Shares Transactions	9,619	(313,097)	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	5,481,275	(1,279,547)	(1,068,888)	(265,615)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund		Westwood SMidCap Fund		Westwood SmallCap Value Fund		Westwood MLP and Strategic Energy Fund(1)
Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Period Ended October 31, 2015

$721,955	$282,694	$1,867,361	$448,842	$699,806	$369,883	$595,687	$200,749
(6,191,682)	802,263	1,251,907	36,519,538	2,294,711	(1,592,465)	(5,252,668)	(704,612)
5,628,566	(1,131,080)	(7,373,962)	(34,845,981)	6,606,313	(714,263)	5,192,312	(6,426,471)

158,839	(46,123)	(4,254,694)	2,122,399	9,600,830	(1,936,845)	535,331	(6,930,334)

(592,343)	(285,817)	(605,747)	(654,251)	(365,524)	(328,785)	(607,778)	(126,147)
—	—	—	—	—	—	—	—

(719,840)	(3,717,974)	(31,689,319)	(56,877,722)	(172,577)	(6,293,311)	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	(543,103)	—
—	—	—	—	—	—	—	—

(1,312,183)	(4,003,791)	(32,295,066)	(57,531,973)	(538,101)	(6,622,096)	(1,150,881)	(126,147)

38,819,798	33,580,005	81,669,290	71,673,483	36,174,002	59,677,095	14,304,551	34,578,272
1,308,416	3,990,433	28,497,797	51,125,616	522,833	6,518,207	1,150,880	126,147
(29,402,143)	(30,459,725)	(170,737,742)	(115,787,039)	(38,647,885)	(28,821,526)	(10,417,154)	(1,716,609)

10,726,071	7,110,713	(60,570,655)	7,012,060	(1,951,050)	37,373,776	5,038,277	32,987,810

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

10,726,071	7,110,713	(60,570,655)	7,012,060	(1,951,050)	37,373,776	5,038,277	32,987,810

9,572,727	3,060,799	(97,120,415)	(48,397,514)	7,111,679	28,814,835	4,422,727	25,931,329

119,444,651	116,383,852	490,554,425	538,951,939	135,973,013	107,158,178	25,931,329	—

$129,017,378	$119,444,651	$393,434,010	$490,554,425	$143,084,692	$135,973,013	$30,354,056	$25,931,329

$469,007	$370,956	$1,070,720	$16,449	$502,210	$135,536	$70,307	$74,602

2,946,204	2,407,771	5,738,012	4,292,827	2,766,519	4,248,389	2,217,088	3,544,327
101,433	291,455	1,993,378	3,157,675	39,975	468,654	170,645	16,454
(2,245,833)	(2,198,795)	(11,661,251)	(6,927,175)	(2,876,736)	(2,060,983)	(1,553,640)	(207,454)

801,804	500,431	(3,929,861)	523,327	(70,242)	2,656,060	834,093	3,353,327

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

801,804	500,431	(3,929,861)	523,327	(70,242)	2,656,060	834,093	3,353,327

(1) Commenced operations on December 29, 2014.

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A – Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
	Westwood Income Opportunity Fund		Westwood Worldwide Income Opportunity Fund(1)
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Period Ended October 31, 2015
Operations:
Net Investment Income	$40,888,841	$43,644,588	$100,490	$59,622
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(3,047,590)	4,472,813	(493,238)	(78,715)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	25,825,107	(76,598,947)	354,632	(303,904)

Net Increase (Decrease) in Net Assets Resulting from Operations	63,666,358	(28,481,546)	(38,116)	(322,997)

Dividends and Distributions:

Net Investment Income:
Institutional Shares	(35,439,632)	(38,440,410)	(110,709)	(37,121)
A Class Shares	(1,725,317)	(2,778,901)	—	—

Net Realized Gains:
Institutional Shares	(4,638,955)	(23,286,467)	—	—
A Class Shares	(276,869)	(2,287,729)	—	—

Return of Capital:
Institutional Shares	—	—	—	(856)

Total Dividends and Distributions	(42,080,773)	(66,793,507)	(110,709)	(37,977)

Capital Share Transactions:

Institutional Shares:
Issued	493,583,967	944,394,995	725,068	8,795,981
Reinvestment of Dividends	38,482,857	58,196,914	110,709	37,977
Redeemed	(660,695,861)	(613,551,398)	(1,889,866)	(744,486)

Increase (Decrease) from Institutional Shares Capital Share Transactions	(128,629,037)	389,040,511	(1,054,089)	8,089,472

A Class Shares:
Issued	25,970,729	67,289,952	N/A	N/A
Reinvestment of Dividends	1,742,830	4,505,311	N/A	N/A
Redeemed	(50,307,235)	(134,852,393)	N/A	N/A

Increase (Decrease) from A Class Shares Capital Share Transactions	(22,593,676)	(63,057,130)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(151,222,713)	325,983,381	(1,054,089)	8,089,472

Total Increase (Decrease) in Net Assets	(129,637,128)	230,708,328	(1,202,914)	7,728,498

Net Assets:
Beginning of Year/Period	2,531,266,111	2,300,557,783	7,728,498	—

End of Year/Period	$2,401,628,983	$2,531,266,111	$6,525,584	$7,728,498

Undistributed (Distributions in Excess of) Net Investment Income	$—	$1,368,496	$(14,592)	$—

Shares Issued and Redeemed:

Institutional Shares:
Issued	34,368,793	64,189,215	78,627	884,602
Reinvestment of Dividends	2,681,385	3,991,004	11,786	4,112
Redeemed	(46,681,277)	(42,375,762)	(204,118)	(78,823)

Total Institutional Shares Transactions	(9,631,099)	25,804,457	(113,705)	809,891

A Class Shares:
Issued	1,820,754	4,574,541	N/A	N/A
Reinvestment of Dividends	121,736	307,507	N/A	N/A
Redeemed	(3,531,633)	(9,345,654)	N/A	N/A

Total A Class Shares Transactions	(1,589,143)	(4,463,606)	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(11,220,242)	21,340,851	(113,705)	809,891

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Global Equity Fund		Westwood Global Dividend Fund		Westwood Emerging Markets Fund		Westwood Short Duration High Yield Fund
Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

$222,578	$198,826	$98,516	$103,487	$2,639,008	$2,497,734	$3,567,041	$6,564,843
(428,448)	(132,090)	(38,736)	(77,664)	(31,137,063)	(14,534,934)	(7,958,279)	(6,757,979)
980,778	(478,070)	43,553	(96,412)	55,068,813	(33,543,207)	6,656,741	(3,264,083)

774,908	(411,334)	103,333	(70,589)	26,570,758	(45,580,407)	2,265,503	(3,457,219)

(188,815)	(174,187)	(121,627)	(153,241)	(1,687,029)	(657,761)	(3,512,351)	(6,498,644)
—	—	—	—	(2,903)	(4,409)	(62,059)	(47,417)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

(188,815)	(174,187)	(121,627)	(153,241)	(1,689,932)	(662,170)	(3,574,410)	(6,546,061)

2,142,304	2,799,352	372,341	655,765	80,233,833	310,726,619	17,610,823	42,974,533
188,814	174,186	121,626	153,240	1,597,043	657,760	2,952,139	5,940,447
(2,139,824)	(2,774,647)	(1,192,493)	(2,032,441)	(122,903,256)	(84,214,882)	(79,652,865)	(92,824,290)

191,294	198,891	(698,526)	(1,223,436)	(41,072,380)	227,169,497	(59,089,903)	(43,909,310)

N/A	N/A	N/A	N/A	307,000	50,000	511,242	1,407,043
N/A	N/A	N/A	N/A	2,903	4,408	11,411	14,807
N/A	N/A	N/A	N/A	(300,900)	(109,700)	(147,029)	(1,295,148)

N/A	N/A	N/A	N/A	9,003	(55,292)	375,624	126,702

191,294	198,891	(698,526)	(1,223,436)	(41,063,377)	227,114,205	(58,714,279)	(43,782,608)

777,387	(386,630)	(716,820)	(1,447,266)	(16,182,551)	180,871,628	(60,023,186)	(53,785,888)

15,203,389	15,590,019	5,266,920	6,714,186	231,342,302	50,470,674	131,932,601	185,718,489

$15,980,776	$15,203,389	$4,550,100	$5,266,920	$215,159,751	$231,342,302	$71,909,415	$131,932,601

$202,436	$171,944	$84,392	$108,990	$2,210,157	$1,581,383	$29,222	$36,316

197,176	243,980	35,835	58,090	10,831,393	34,704,437	1,911,569	4,456,885
17,196	15,538	11,616	13,818	221,504	73,823	322,895	621,794
(194,836)	(240,018)	(113,875)	(178,866)	(16,426,518)	(10,140,716)	(8,740,916)	(9,666,405)

19,536	19,500	(66,424)	(106,958)	(5,373,621)	24,637,544	(6,506,452)	(4,587,726)

N/A	N/A	N/A	N/A	34,889	5,361	56,052	145,086
N/A	N/A	N/A	N/A	402	495	1,247	1,546
N/A	N/A	N/A	N/A	(34,317)	(11,852)	(16,180)	(134,317)

N/A	N/A	N/A	N/A	974	(5,996)	41,119	12,315

19,536	19,500	(66,424)	(106,958)	(5,372,647)	24,631,548	(6,465,333)	(4,575,411)

(1) Commenced operations on May 1, 2015.

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A – Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Opportunistic High Yield Fund(1)		Westwood Market Neutral Income Fund(2)		Westwood Strategic Global Convertibles Fund(2)
	Year Ended October 31, 2016	Period Ended October 31, 2015	Year Ended October 31, 2016	Period Ended October 31, 2015	Year Ended October 31, 2016	Period Ended October 31, 2015
Operations:
Net Investment Income	$256,347	$132,295	$154,372	$46,629	$47,595	$29,620
Net Realized Gain (Loss) on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	(82,294)	(25,475)	20,917	171,598	(88,032)	(117,441)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	161,434	(166,701)	71,239	(145,513)	4,492	(33,337)

Net Increase (Decrease) in Net Assets Resulting from Operations	335,487	(59,881)	246,528	72,714	(35,945)	(121,158)

Dividends and Distributions:

Net Investment Income:
Institutional Shares	(22,134)	(7,173)	(64,635)	(3,643)	(35,899)	—
Ultra Shares	(229,830)	(105,397)	(88,300)	(11,480)	—	—

Net Realized Gains:
Institutional Shares	—	—	(78,385)	—	—	—
Ultra Shares	—	—	(93,013)	—	—	—

Total Dividends and Distributions	(251,964)	(112,570)	(324,333)	(15,123)	(35,899)	—

Capital Share Transactions:

Institutional Shares:
Issued	202,146	321,981	975,005	3,281,823	1,200,448	5,863,597
Reinvestment of Dividends	22,133	7,173	143,020	3,643	35,899	N/A
Redeemed	(49,174)	(41,749)	(1,970,816)	(10,227)	(598,693)	(73,377)

Increase (Decrease) from Institutional Shares Capital Share Transactions	175,105	287,405	(852,791)	3,275,239	637,654	5,790,220

Ultra Shares:
Issued	914,878	4,060,932	1	3,890,140	N/A	N/A
Reinvestment of Dividends	229,829	105,396	181,312	11,480	N/A	N/A
Redeemed	(792,150)	(436,565)	—	—	N/A	N/A

Increase from Ultra Shares Capital Share Transactions	352,557	3,729,763	181,313	3,901,620	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	527,662	4,017,168	(671,478)	7,176,859	637,654	5,790,220

Total Increase (Decrease) in Net Assets	611,185	3,844,717	(749,283)	7,234,450	565,810	5,669,062

Net Assets:
Beginning of Year/Period	3,844,717	—	7,234,450	—	5,669,062	—

End of Year/Period	$4,455,902	$3,844,717	$6,485,167	$7,234,450	$6,234,872	$5,669,062

Undistributed Net Investment Income	$24,108	$19,725	$41,570	$31,772	$23,836	$4,749

Shares Issued and Redeemed:

Institutional Shares:
Issued	22,288	31,887	98,400	326,314	127,355	587,393
Reinvestment of Dividends	2,372	745	14,701	362	3,708	N/A
Redeemed	(5,313)	(4,310)	(199,781)	(1,015)	(62,564)	(7,597)

Total Institutional Shares Transactions	19,347	28,322	(86,680)	325,661	68,499	579,796

Ultra Shares:
Issued	99,913	404,741	—	389,014	N/A	N/A
Reinvestment of Dividends	24,736	10,891	18,611	1,141	N/A	N/A
Redeemed	(85,536)	(44,016)	—	—	N/A	N/A

Total Ultra Shares Transactions	39,113	371,616	18,611	390,155	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	58,460	399,938	(68,069)	715,816	68,499	579,796

(1) Commenced operations December 29, 2014.

(2) Commenced operations May 1, 2015.

N/A – Not Applicable.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(5)
	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS	RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECAPTURED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Shares
2016	$11.95	$0.14	$0.05	$0.19	$(0.12)	$(0.96)	$—		$(1.08)	$11.06	2.00	%†	$185,171	0.79%	0.86%	1.29%	39%
2015	13.07	0.14	0.37	0.51	(0.14)	(1.49)	—		(1.63)	11.95	4.00		134,658	0.90	0.90	1.15	32
2014	12.96	0.13	1.61	1.74	(0.10)	(1.53)	—		(1.63)	13.07	15.15		159,973	0.89	0.89	1.03	47
2013	11.30	0.15	2.58	2.73	(0.16)	(0.91)	—		(1.07)	12.96	26.45		168,345	0.91	0.91	1.23	75
2012	10.15	0.16	1.14	1.30	(0.15)	—	—		(0.15)	11.30	12.97		154,231	0.96^	0.92	1.46	40
A Class Shares
2016	$11.98	$0.12	$0.04	$0.16	$(0.09)	$(0.96)	$—		$(1.05)	$11.09	1.74	%†	$1,762	1.05%	1.11%	1.07%	39%
2015	13.04	0.15	0.33	0.48	(0.05)	(1.49)	—		(1.54)	11.98	3.73		1,788	1.14	1.14	1.22	32
2014	12.94	0.09	1.62	1.71	(0.08)	(1.53)	—		(1.61)	13.04	14.83		6,031	1.14	1.14	0.76	47
2013	11.28	0.11	2.59	2.70	(0.13)	(0.91)	—		(1.04)	12.94	26.19		5,158	1.16	1.16	0.96	75
2012	10.13	0.12	1.15	1.27	(0.12)	—	—		(0.12)	11.28	12.67		4,595	1.21^	1.17	1.15	40
Westwood Dividend Growth Fund
Institutional Shares
2016	$11.58	$0.18	$(0.02)	$0.16	$(0.17)	$(0.84)	$—		$(1.01)	$10.73	1.82%		$57,401	0.94%	0.94%	1.72%	39%
2015	12.57	0.13	0.33	0.46	(0.11)	(1.34)	—		(1.45)	11.58	3.62		74,331	0.91	0.91	1.06	67
2014	12.57	0.12	1.38	1.50	(0.14)	(1.36)	—		(1.50)	12.57	13.30		84,009	0.91	0.91	0.98	67
2013	11.00	0.19	2.40	2.59	(0.24)	(0.78)	—		(1.02)	12.57	25.94		83,571	0.93	0.93	1.64	70
2012	11.02	0.21	0.91	1.12	(0.18)	(0.96)	—		(1.14)	11.00	11.41		81,929	0.97^	0.96	1.97	95
Westwood SMidCap Plus Fund
Institutional Shares
2016	$13.45	$0.08	$(0.05)	$0.03	$(0.07)	$(0.08)	$—		$(0.15)	$13.33	0.30%		$129,017	0.91%	0.91%	0.61%	54%
2015	13.89	0.03	—	0.03	(0.03)	(0.44)	—		(0.47)	13.45	0.19		119,445	0.99^	0.90	0.23	52
2014	13.07	0.02	1.37	1.39	(0.05)	(0.52)	—		(0.57)	13.89	11.05		116,384	1.00^	0.98	0.17	49
2013	9.81	0.06	3.26	3.32	(0.06)	—	—		(0.06)	13.07	34.05	†	35,076	1.00	1.16	0.49	55
2012	8.98	0.05	0.84	0.89	(0.03)	(0.03)	—		(0.06)	9.81	10.01	†	21,131	1.00	1.46	0.58	34
Westwood SMidCap Fund
Institutional Shares
2016	$16.02	$0.06	$(0.27)	$(0.21)	$(0.02)	$(1.05)	$—		$(1.07)	$14.74	(1.08)%		$393,434	0.98%	0.98%	0.41%	82%
2015	17.91	0.02	0.02	0.04	(0.02)	(1.91)	—		(1.93)	16.02	0.14		490,554	0.96	0.96	0.09	56
2014	18.38	0.02	1.45	1.47	(0.07)	(1.87)	—		(1.94)	17.91	8.90		538,952	0.95	0.95	0.11	51
2013	14.00	0.14	4.46	4.60	(0.22)	—	—		(0.22)	18.38	33.32		484,606	0.96	0.96	0.87	59
2012	14.64	0.14	1.02	1.16	(0.06)	(1.74)	—		(1.80)	14.00	9.57		385,944	0.95	0.95	1.05	37
Westwood SmallCap Value Fund
Institutional Shares
2016	$13.58	$0.07	$0.80	$0.87	$(0.04)	$(0.02)	$—		$(0.06)	$14.39	6.40	%†	$143,085	1.10%	1.11%	0.50%	65%
2015	14.57	0.04	(0.15)	(0.11)	(0.04)	(0.84)	—		(0.88)	13.58	(0.87)		135,973	1.10^	1.09	0.30	55
2014	14.12	0.04	1.52	1.56	(0.02)	(1.09)	—		(1.11)	14.57	11.89	†	107,158	1.10	1.12	0.26	68
2013	10.21	0.05	4.33	4.38	(0.07)	(0.40)	—		(0.47)	14.12	45.00	†	58,497	1.14	1.21	0.39	72
2012	9.24	0.04	1.38	1.42	(0.02)	(0.43)	—		(0.45)	10.21	16.21	†	32,895	1.25	1.33	0.38	68
Westwood MLP and Strategic Energy Fund
Institutional Shares (commenced operations on December 29, 2014)
2016	$7.73	$0.15	$(0.33)	$(0.18)	$(0.16)	$—	$(0.14)		$(0.30)	$7.25	(1.93	)%†	$30,354	1.00%	1.28%	2.19%	44%
2015	10.00	0.11	(2.32)	(2.21)	(0.06)	—	—		(0.06)	7.73	(22.13	)†	25,931	1.00 *	1.79 *	1.46 *	34 **
Westwood Income Opportunity Fund
Institutional Shares
2016	$14.39	$0.25	$0.20	$0.45	$(0.23)	$(0.03)	$—		$(0.26)	$14.58	3.15%		$2,278,599	0.84%	0.84%	1.74%	22%
2015	14.88	0.24	(0.35)	(0.11)	(0.23)	(0.15)	—		(0.38)	14.39	(0.72)		2,387,027	0.84	0.84	1.66	24
2014	13.62	0.26	1.20	1.46	(0.18)	(0.02)	—		(0.20)	14.88	10.82		2,085,017	0.84	0.84	1.79	19
2013	12.33	0.27	1.23	1.50	(0.21)	—	—		(0.21)	13.62	12.27		1,404,119	0.86^	0.86	2.07	24
2012	11.41	0.32	0.86	1.18	(0.26)	—	—		(0.26)	12.33	10.46		805,218	0.90^	0.87	2.63	24
A Class Shares
2016	$14.37	$0.21	$0.21	$0.42	$(0.19)	$(0.03)	$—		$(0.22)	$14.57	2.96%		$123,030	1.09%	1.09%	1.49%	22%
2015	14.87	0.21	(0.37)	(0.16)	(0.19)	(0.15)	—		(0.34)	14.37	(1.05)		144,239	1.09	1.09	1.41	24
2014	13.61	0.22	1.21	1.43	(0.15)	(0.02)	—		(0.17)	14.87	10.56		215,541	1.09	1.09	1.55	19
2013	12.32	0.23	1.24	1.47	(0.18)	—	—		(0.18)	13.61	12.02		145,866	1.11^	1.11	1.77	24
2012	11.40	0.28	0.87	1.15	(0.23)	—	—		(0.23)	12.32	10.22		61,662	1.15^	1.12	2.37	24
Westwood Worldwide Income Opportunity Fund
Institutional Shares (commenced operations on May 1, 2015)
2016	$9.54	$0.14	$(0.16)	$(0.02)	$(0.15)	$—	$—		$(0.15)	$9.37	(0.17	)%†	$6,526	0.95%	2.17%	1.48%	54%
2015	10.00	0.08	(0.49)	(0.41)	(0.05)	—	—	(1)	(0.05)	9.54	(4.12	)†	7,728	0.95 *	2.44 *	1.56 *	28 **

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS — concluded
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(5)
	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECAPTURED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood Global Equity Fund
Institutional Shares (commenced operations on December 26, 2012)
2016	$11.20	$0.16	$0.39	$0.55	$(0.14)	$—	$—		$(0.14)	$11.61	4.95	%†	$15,981	1.00%		1.64%		1.44%	17%
2015	11.65	0.15	(0.47)	(0.32)	(0.13)	—	—		(0.13)	11.20	(2.71	)†	15,203	1.00		1.68		1.32	24
2014	11.46	0.15	0.19	0.34	(0.15)	— (1)	—		(0.15)	11.65	3.00	†	15,590	1.00		2.00		1.29	38
2013(4)	10.00	0.18	1.28	1.46	—	—	—		—	11.46	14.60	†	13,278	1.00	*	2.75	*	1.98 *	27 **
Westwood Global Dividend Fund
Institutional Shares (commenced operations on December 26, 2012)
2016	$10.96	$0.22	$0.05	$0.27	$(0.25)	$—	$—		$(0.25)	$10.98	2.58	%†	$4,550	1.00%		3.04%		2.05%	12%
2015	11.42	0.20	(0.38)	(0.18)	(0.28)	—	—		(0.28)	10.96	(1.60	)†	5,267	1.00		2.86		1.79%	21%
2014	11.35	0.29	(0.03)	0.26	(0.19)	—	—		(0.19)	11.42	2.27	†	6,714	1.00		2.86		2.56	41
2013(4)	10.00	0.24	1.11	1.35	—	—	—		—	11.35	13.50	†	6,283	1.00	*	4.45	*	2.73 *	36 **
Westwood Emerging Markets Fund
Institutional Shares (commenced operations on December 26, 2012)
2016	$7.72	$0.11	$1.00	$1.11	$(0.08)	$—	$—		$(0.08)	$8.75	14.61	%†	$214,725	1.20%		1.27%		1.36%	47%
2015	9.44	0.12	(1.72)	(1.60)	(0.12)	—	—		(0.12)	7.72	(17.09	)†	230,966	1.20		1.29		1.36	45
2014	9.31	0.13	0.09	0.22	(0.09)	—	—		(0.09)	9.44	2.43	†	49,954	1.20		1.86		1.46	28
2013(4)	10.00	0.15	(0.84)	(0.69)	—	—	—		—	9.31	(6.90	)†	48,266	1.20	*	2.08	*	1.87 *	43 **
A Class Shares (commenced operations on December 26, 2012)
2016	$7.71	$0.08	$1.00	$1.08	$(0.06)	$—	$—		$(0.06)	$8.73	14.16	%†	$435	1.45%		1.52%		1.07%	47%
2015	9.41	0.06	(1.67)	(1.61)	(0.09)	—	—		(0.09)	7.71	(17.24	)†	377	1.45		1.64		0.73	45
2014	9.28	0.10	0.10	0.20	(0.07)	—	—		(0.07)	9.41	2.24	†	517	1.45		2.10		1.07	28
2013(4)	10.00	0.11	(0.83)	(0.72)	—	—	—		—	9.28	(7.20	)†	890	1.45	*	2.82	*	1.45 *	43 **
Westwood Short Duration High Yield Fund
Institutional Shares (commenced operations on December 28, 2011)
2016	$9.30	$0.40	$0.03	$0.43	$(0.42)	$—	$—		$(0.42)	$9.31	4.75	%†	$70,368	0.84%		1.05%		4.39%	54%
2015	9.90	0.42	(0.60)	(0.18)	(0.42)	—	—		(0.42)	9.30	(1.83	)†	130,775	0.90		0.94		4.35	44
2014	10.13	0.42	(0.22)	0.20	(0.42)	(0.01)	—	(1)	(0.43)	9.90	2.01	†	184,609	0.90		0.93		4.17	36
2013	10.08	0.49	0.04	0.53	(0.48)	—	—		(0.48)	10.13	5.40	†	102,957	0.90		1.06		4.86	49
2012(2)	10.00	0.46	0.02	0.48	(0.40)	—	—		(0.40)	10.08	4.91	†	37,774	0.90	*	1.44	*	5.40 *	52 **
A Class Shares (commenced operations on June 28, 2013)
2016	$9.30	$0.38	$0.02	$0.40	$(0.39)	$—	$—		$(0.39)	$9.31	4.50	%†	$1,541	1.08%		1.32%		4.18%	54%
2015	9.89	0.39	(0.58)	(0.19)	(0.40)	—	—		(0.40)	9.30	(1.98	)†	1,158	1.15		1.19		4.11	44
2014	10.12	0.39	(0.21)	0.18	(0.40)	(0.01)	—	(1)	(0.41)	9.89	1.77	†	1,110	1.15		1.18		3.91	36
2013(3)	9.94	0.15	0.18	0.33	(0.15)	—	—		(0.15)	10.12	3.32	†	544	1.15	*	1.32	*	4.41 *	49 (6)
Westwood Opportunistic High Yield Fund
Institutional Shares (commenced operations on December 29, 2014)
2016	$9.62	$0.58	$0.10	$0.68	$(0.57)	$—	$—		$(0.57)	$9.73	7.46	%†	$464	0.70%		5.11%		6.17%	60%
2015	10.00	0.39	(0.44)	(0.05)	(0.33)	—	—		(0.33)	9.62	(0.55	)†	273	0.65	*	5.97	*	4.71 *	37 **
Ultra Shares (commenced operations on December 29, 2014)
2016	$9.61	$0.59	$0.10	$0.69	$(0.58)	$—	$—		$(0.58)	$9.72	7.56	%†	$3,992	0.60%		4.95%		6.27%	60%
2015	10.00	0.42	(0.48)	(0.06)	(0.33)	—	—		(0.33)	9.61	(0.61	)†	3,572	0.60	*	6.23	*	5.02 *	37 **
Westwood Market Neutral Income Fund
Institutional Shares (commenced operations on May 1, 2015)
2016	$10.11	$0.22	$0.13	$0.35	$(0.21)	$(0.24)	$—		$(0.45)	$10.01	3.62	%†	$2,392	1.27	%(8)	3.27%		2.22%	99%
2015	10.00	0.09	0.05	0.14	(0.03)	—	—		(0.03)	10.11	1.38	†	3,291	1.35	*(7)	4.22	*	1.83 *	22 **
Ultra Shares (commenced operations on May 1, 2015)
2016	$10.11	$0.22	$0.14	$0.36	$(0.22)	$(0.24)	$—		$(0.46)	$10.01	3.73	%†	$4,093	1.16	%(8)	3.17%		2.28%	99%
2015	10.00	0.09	0.05	0.14	(0.03)	—	—		(0.03)	10.11	1.40	†	3,943	1.28	*(7)	4.26	*	1.73 *	22 **
Westwood Strategic Global Convertibles Fund
Institutional Shares (commenced operations on May 1, 2015)
2016	$9.78	$0.08	$(0.18)	$(0.10)	$(0.06)	$—	$—		$(0.06)	$9.62	(1.04	)%†	$6,235	0.85%		2.48%		0.80%	118%
2015	10.00	0.05	(0.27)	(0.22)	—	—	—		—	9.78	(2.20	)†	5,669	0.85	*	3.02	*	1.11 *	78 **

Amounts designated as “—“ are $0.

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^ Calculation performed using average shares for the period.

† Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

†† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Annualized.

** Not annualized.

(1) Amount less than $0.01 per share.

(2) For the period from December 28, 2011 through October 31, 2012.

(3) For the period from June 28, 2013 through October 31, 2013.

(4) For the period from December 26, 2012 through October 31, 2013.

(5) Year ended October 31, unless otherwise indicated.

(6) Portfolio Turnover is for the Fund for the year.

(7) Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively.

(8) Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.16% and 1.05% for Institutional Class and Ultra Class, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 56 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Global Convertibles Fund (the “Funds”).

Each of the Westwood Funds is classified as a “diversified”, with the exception of the Westwood MLP and Strategic Energy Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood Global Equity Fund, and Westwood Emerging Markets Fund seek long-term capital appreciation. The Westwood Global Dividend Fund seeks long-term appreciation and dividend income. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund seek to provide a high level of current income by investing in a portfolio of fixed-income securities. The Westwood MLP and Strategic Energy Fund, Westwood Worldwide Income Opportunity Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Global Convertibles Fund seek to provide total return through a combination of capital appreciation and current income. The Westwood Opportunistic High Yield Fund seeks to maximize total return through a high level of current income and capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Equity Linked Notes (“ELN”) are valued daily at the mean price provided by the ELN’s counterparty.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Global Equity Fund, Westwood Global Dividend Fund and Emerging Markets Fund (the “Westwood International Funds”) use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Westwood International Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood International Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held.

If a local market in which Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2016, there have been no significant changes to the Funds’ fair valuation methodologies.

Securities Sold Short — The Funds may engage in short sales (selling securities it does not own) as a part of its normal investment activities. When the Funds sell a security short, they borrow the security from a third party and sell it at the then current market price. The Funds are then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Funds will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Funds replace the borrowed security. Because the market price of the security sold short could increase without limit, the Funds could be subject to a theoretically unlimited loss. Upon entering into a short position, the Funds record the proceeds as a receivable from prime broker in its Statement of Assets and Liabilities and establish an offsetting liability for the securities sold under the short sale agreement.

In accordance with the terms of its prime brokerage agreement, the Funds may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as broker fees and interest on securities sold short in its Statement of Operations. In addition, the Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense in its Statement of Operations.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

As of October 31, 2016, The Westwood Market Neutral Income Fund engaged in short sales. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Restricted Deposits held at Prime Broker on the Statement of Assets and Liabilities.

The Westwood Market Neutral Income Fund did not have borrowings throughout the year ended October 31, 2016.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Amortization of premiums

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

and discounts is included in interest income, except for Westwood Market Neutral Income Fund and Westwood Strategic Convertibles Fund which do not amortize conversion premiums on convertible bonds. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Return of capital estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments, which is also indicative of activity during the year.

Options Written/Purchased — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of October 31, 2016, the Westwood Market Neutral Income Fund had open purchased and written option positions.

Master Limited Partnerships — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners,

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Equity Linked Notes — The Funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividend or to deliver common stock at maturity.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Global Convertibles Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of a fund. As of October 31, 2016, these costs are fully amortized.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds are reported on the Statements of Changes in Net Assets.

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the year.

The Fair Value of derivative instruments as of October 31, 2016, was as follow:

	Asset Derivatives October 31, 2016 Statement of Assets and Liability Location	Fair Value	Liability Derivatives October 31, 2016 Statement of Assets and Liability Location	Fair Value

Derivatives not accounted for as hedging instruments: Westwood Market Neutral Income Fund
Foreign Exchange Contracts	Net Assets — Unrealized Gain on Forward Foreign Currency Contracts	$36	Net Assets — Unrealized Loss on Forward Foreign Currency Contracts	$1,982

Equity Contracts	Purchased Options, at Value	25,815	Written Options, at Value	2,750

Total Derivatives not accounted for as hedging instruments		$25,851		$4,732

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Purchased Options	Written Options	Total
Westwood Market Neutral Income Fund
Foreign Exchange Contracts	$5,298	$—	$—	$5,298
Equity Contracts	—	(206,681)	135,912	(70,769)
Credit Contracts	—	(1,086)	11,696	10,610

Total	$5,298	$(207,767)	$147,608	$(54,861)

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Purchased Options	Written Options	Total
Westwood Market Neutral Income Fund
Foreign Exchange Contracts	$(1,892)	$—	$—	$(1,892)
Equity Contracts	—	(8,909)	120	(8,789)
Credit Contracts	—	(399)	—	(399)

Total	$(1,892)	$(9,308)	$120	$(11,080)

Written option transactions entered into during the year ended October 31, 2016 are summarized as follows:

Westwood Market Neutral Income Fund:	Number of Contracts	Premium
Balance as of October 31, 2015	—	$—
Written	1,345	173,188
Exercised	(40)	(1,698)
Expired	(1,059)	(150,329)
Closing Buys	(191)	(18,291)

Balance as of October 31, 2016	55	$2,870

4. Offsettting Assets and Liabilities:

The Market Neutral Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Market Neutral Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Market Neutral Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

As of October 31, 2016, the Market Neutral Income Fund financial instruments and derivative instruments are not subject to a master netting arrangement.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value, Westwood Income Opportunity, Westwood Emerging Markets Funds, and Westwood Short Duration High Yield and have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s A Class Shares.

The Westwood Worldwide Income Opportunity, Westwood Opportunistic High Yield Fund and the Westwood Market Neutral Income Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the year ended October 31, 2016, the Westwood SMidCap Plus Fund, the Westwood SMidCap Fund, the Westwood SmallCap Value Fund, the Westwood Worldwide Income Opportunity Fund, the Westwood Opportunistic High Yield Fund, and the Westwood Market Neutral Income Fund incurred $5,824, $607,282, $176,964, $0, $362 and $3,324, respectively, of shareholder servicing fees or an effective rate of 0.00%, 0.13%, 0.13%, 0.00%, 0.10%, and 0.11%, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Shares Expense Limitation” and the ”A Class Shares Expense Limitation” and the “Ultra Shares Expense Limitation”). The contractual waivers are in place through February 28, 2017.

Fund	Advisory Fee		Institutional Class Expense Limitation		A Class Expense Limitation
Westwood LargeCap Value Fund	0.70	%(1)	0.75	%(1)	1.00%(1)
Westwood Dividend Growth Fund	0.75%		1.00%		N/A
Westwood SMidCap Plus Fund	0.75%		1.00%		N/A
Westwood SmidCap Fund	0.75%		1.25%		N/A
Westwood SmallCap Value Fund	0.85%		1.10%		N/A
Westwood Income Opportunity Fund	0.75%		0.90%		1.15%
Westwood Global Equity Fund	0.80%		1.00%		N/A
Westwood Global Dividend Fund	0.80%		1.00%		N/A
Westwood Emerging Markets Fund	0.95%		1.20%		1.45%
Westwood Short Duration High Yield Fund	0.75%		0.80	%(2)	1.05%(2)

(1)

Prior to February 29, 2016, the advisory fee for the Westwood LargeCap Value Fund was 0.75%. Prior to February 29, 2016, the Expense Limitation for the Westwood LargeCap Value Fund was 1.00% for Institutional Shares and 1.25% for A Class Shares.

(2)	Prior to February 29, 2016, the Expense Limitation for the Westwood Short Duration High Yield Fund was 0.90% for Institutional Shares and 1.15% for A Class Shares.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The contractual waivers for the following Funds are in place through February 28, 2017.

Fund	Advisory Fee	Institutional Class Expense Limitation	Ultra Shares Expense Limitation
Westwood MLP and Strategic Energy Fund	0.85%	1.00%	N/A
Westwood Worldwide Income Opportunity Fund	0.75%	0.95%	N/A
Westwood Opportunistic High Yield Fund	0.55%	0.75%	0.60%
Westwood Market Neutral Income Fund	0.85%	1.20%	1.05%
Westwood Strategic Global Convertibles Fund	0.75%	0.85%	N/A

The Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Short Duration High Yield Fund and the Opportunistic High Yield Fund, and pays the sub-adviser out of the fee that it receives from the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

For the year ended October 31, 2016, there has been no recoupment of previously waived and reimbursed fees. At October 31, 2016, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses, up to the expense cap in place at the time the expenses were waived, is as follows:

Fiscal Year	Subject to Repayment until October 31:	Westwood LargeCap Value Fund	Westwood SmallCap Value Fund	Westwood MLP and Strategic Energy Fund	Westwood Worlwide Income Opportunity Fund	Westwood Global Equity Fund	Westwood Global Dividend Fund
10/31/13-10/31/14	2017	$—	$18,937	$—	$—	$143,780	$124,951
10/31/14-10/31/15	2018	—	—	107,531	57,018	102,583	107,031
10/31/15-10/31/16	2019	112,325	18,712	77,026	82,997	98,092	98,037

		$112,325	$37,649	$184,557	$140,015	$344,455	$330,019

Fiscal Year	Subject to Repayment until October 31:	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Global Convertibles Fund
10/31/13-10/31/14	2017	$324,420	$52,533	$—	$—	$—
10/31/14-10/31/15	2018	158,332	58,664	148,312	78,185	58,123
10/31/15-10/31/16	2019	127,671	167,944	178,368	137,194	97,479

		$610,423	$279,141	$326,680	$215,379	$155,602

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

8. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2016, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$104,987,286	$62,698,540	$—	$—
Westwood Dividend Growth Fund	24,212,362	43,786,928	—	—
Westwood SMidCap Plus Fund	70,853,311	62,190,518	—	—
Westwood SMidCap Fund	363,957,677	462,253,390	—	—
Westwood SmallCap Value Fund	88,625,404	89,785,600	—	—
Westwood MLP and Strategic Energy Fund	16,595,927	11,227,192	—	—
Westwood Income Opportunity Fund	246,477,119	553,118,807	150,803,631	36,000,000
Westwood Worldwide Income Opportunity Fund	2,752,521	3,874,645	—	165,184
Westwood Global Equity Fund	3,183,117	2,593,541	—	—
Westwood Global Dividend Fund	550,769	1,279,318	—	—
Westwood Emerging Markets Fund	90,752,896	139,001,528	—	—
Westwood Short Duration High Yield Fund	41,532,745	94,427,390	—	—
Westwood Opportunistic High Yield Fund	2,807,560	2,314,346	—	—
Westwood Market Neutral Income Fund*	5,721,003	5,880,707	—	—
Westwood Strategic Global Convertibles Fund	7,583,505	6,527,009	—	—

*	The cost of purchases to cover securities sold short and the proceeds from securities sold short were $949,473 and $1,034,584, respectively, for the year ended October 31, 2016.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences which are primarily attributable to partnership adjustments, utilization of earnings and profits on shareholder redemptions, foreign currency exchange gain (loss), sale of passive foreign investment companies, non-deductible excise tax, reclass of distributions, paydown gain adjustment and REIT adjustments, have been reclassified to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Realized Gain/(Loss)	Paid-in Capital
Westwood LargeCap Value Fund	$(115,493)	$(277,643)	$393,136
Westwood Dividend Growth Fund	(60,424)	(81,879)	142,303
Westwood SMidCap Plus Fund	(31,561)	31,561	—
Westwood SMidCap Fund	(207,343)	(887,519)	1,094,862
Westwood SmallCap Value Fund	32,392	(160,292)	127,900
Westwood MLP and Strategic Energy Fund	7,796	(7,306)	(490)
Westwood Income Opportunity Fund	(5,092,388)	4,966,359	126,029
Westwood Worldwide Income Opportunity Fund	(4,373)	3,544	829
Westwood Global Equity Fund	(3,271)	3,387	(116)
Westwood Global Dividend Fund	(1,487)	1,487	—
Westwood Emerging Markets Fund	(320,302)	324,325	(4,023)
Westwood Short Duration High Yield Fund	275	(275)	—
Westwood Market Neutral Income Fund	8,361	(8,361)	—
Westwood Strategic Global Convertibles Fund	7,391	(7,391)	—
These reclassifications had no impact on the net assets or the net asset value per share of the Funds.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2016	$1,758,873	$10,503,655	$—	$12,262,528
2015	6,422,078	12,085,107	—	18,507,185
Westwood Dividend Growth Fund
2016	1,120,476	5,265,822	—	6,386,298
2015	2,875,741	6,665,180	—	9,540,921
Westwood SMidCap Plus Fund
2016	593,185	718,998	—	1,312,183
2015	1,036,503	2,967,288	—	4,003,791
Westwood SMidCap Fund
2016	605,747	31,689,319	—	32,295,066
2015	654,251	56,877,722	—	57,531,973
Westwood SmallCap Value Fund
2016	365,524	172,577	—	538,101
2015	1,970,486	4,651,610	—	6,622,096
Westwood MLP and Strategic Energy Fund
2016	607,778	—	543,103	1,150,881
2015	126,147	—	—	126,147
Westwood Income Opportunity Fund
2016	24,892,750	17,188,023	—	42,080,773
2015	47,273,500	19,520,007	—	66,793,507
Westwood Worldwide Income Opportunity Fund
2016	110,709	—	—	110,709
2015	37,119	—	858	37,977
Westwood Global Equity Fund
2016	188,815	—	—	188,815
2015	174,187	—	—	174,187
Westwood Global Dividend Fund
2016	121,627	—	—	121,627
2015	153,241	—	—	153,241
Westwood Emerging Markets Fund
2016	1,689,932	—	—	1,689,932
2015	662,170	—	—	662,170
Westwood Short Duration High Yield Fund
2016	3,574,410	—	—	3,574,410
2015	6,546,061	—	—	6,546,061
Westwood Opportunistic High Yield Fund
2016	251,964	—	—	251,964
2015	112,570	—	—	112,570
Westwood Market Neutral Income Fund
2016	282,376	41,957	—	324,333
2015	15,123	—	—	15,123
Westwood Strategic Global Convertibles Fund
2016	35,899	—	—	35,899
2015	—	—	—	—

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

As of October 31, 2016, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings/ (Accumulated Losses)
Westwood LargeCap Value Fund	$1,699,220	$3,609,225	$—	$35,732,531	$(9)	$41,040,967
Westwood Dividend Growth Fund	604,439	835,989	—	8,168,808	(14)	9,609,222
Westwood SMidCap Plus Fund	469,011	—	(5,998,192)	14,433,001	(4)	8,903,816
Westwood SMidCap Fund	1,070,730	3,548,154	—	51,211,627	(12)	55,830,499
Westwood SmallCap Value Fund	502,215	1,722,030	—	19,957,971	(2)	22,182,214
Westwood MLP and Strategic Energy Fund	—	—	(4,013,492)	(3,112,308)	(2,638)	(7,128,438)
Westwood Income Opportunity Fund	—	11,540,154	—	245,005,835	(1)	256,545,988
Westwood Worldwide Income Opportunity Fund	12,631	—	(480,563)	(16,875)	(24,963)	(509,770)
Westwood Global Equity Fund	202,440	—	(622,324)	2,093,228	(4)	1,673,340
Westwood Global Dividend Fund	84,394	—	(181,138)	532,540	(2)	435,794
Westwood Emerging Markets Fund	2,210,155	—	(35,520,948)	9,279,639	1	(24,031,153)
Westwood Short Duration High Yield Fund	29,221	—	(15,019,547)	(54,827)	(2)	(15,045,155)
Westwood Opportunistic High Yield Fund	24,153	—	(107,769)	(5,267)	(45)	(88,928)
Westwood Market Neutral Income Fund	52,856	—	—	(74,561)	1,491	(20,214)
Westwood Strategic Global Convertibles Fund	23,836	—	(187,867)	(28,971)	—	(193,002)

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood SMidCap Plus Fund	$(3,858,451)	$(2,139,741)	$(5,998,192)
Westwood MLP and Strategic Energy Fund	(3,383,760)	(629,732)	(4,013,492)
Westwood Worldwide Income Opportunity Fund	(441,420)	(39,143)	(480,563)
Westwood Global Equity Fund	(273,375)	(348,949)	(622,324)
Westwood Global Dividend Fund	(167,546)	(13,592)	(181,138)
Westwood Emerging Markets Fund	(27,672,101)	(7,848,847)	(35,520,948)
Westwood Short Duration High Yield Fund	(2,537,139)	(12,482,408)	(15,019,547)
Westwood Opportunistic High Yield Fund	(66,033)	(41,736)	(107,769)
Westwood Strategic Global Convertibles Fund	(146,329)	(41,538)	(187,867)

During the year ended October 31, 2016, the Westwood Global Dividend Fund utilized $33,473 of capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, excluding securities sold short and purchased and written options, held by the Funds at October 31, 2016, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Westwood LargeCap Value Fund	$151,218,210	$39,577,186	$(3,844,655)	$35,732,531
Westwood Dividend Growth Fund	49,573,368	8,738,837	(570,029)	8,168,808
Westwood SMidCap Plus Fund	117,833,169	18,096,619	(3,663,618)	14,433,001
Westwood SMidCap Fund	331,967,278	60,207,071	(8,995,444)	51,211,627
Westwood SmallCap Value Fund	122,877,708	26,227,357	(6,269,386)	19,957,971
Westwood MLP and Strategic Energy Fund	33,554,799	2,768,450	(5,880,758)	(3,112,308)
Westwood Income Opportunity Fund	2,146,168,193	290,552,541	(45,546,706)	245,005,835
Westwood Worldwide Income Opportunity Fund	6,434,039	209,617	(221,372)	(11,755)
Westwood Global Equity Fund	13,895,903	2,940,187	(845,049)	2,095,138
Westwood Global Dividend Fund	4,018,532	861,486	(328,095)	533,391
Westwood Emerging Markets Fund	205,654,892	29,798,029	(20,513,490)	9,284,539
Westwood Short Duration High Yield Fund	68,046,549	1,012,366	(1,067,193)	(54,827)
Westwood Opportunistic High Yield Fund	4,233,037	133,348	(138,615)	(5,267)
Westwood Market Neutral Income Fund	6,625,853	138,321	(230,840)	(92,519)
Westwood Strategic Global Convertibles Fund	6,297,210	166,379	(195,480)	(29,101)

10. Risks:

The Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund invest substantially all of their assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At October 31, 2016, the net assets of the Westwood International Funds were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

The Westwood Market Neutral Income Fund invests in short sales. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Market Neutral Income Fund and the Westwood Strategic Global Convertibles Fund invests substantially in convertible securities. A convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The Westwood Market Neutral Income Fund invests in securities that are subject to derivatives risk. Derivatives risk means that the Fund’s use of futures contracts and swamps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index.

The Westwood MLP and Strategic Energy Fund invest substantially in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interest are all in a particular industry, the MLP will be negatively impacted by economic events adversely impact that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

The Westwood Worldwide Income Opportunity Fund invests in other investment companies such as exchange-traded funds (“ETFs”), and other open ended funds. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Funds investment could decline, which could adversely affect the Fund’s performance.

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. Other:

At October 31, 2016, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Shares	2	52%
Westwood LargeCap Value Fund, A Class Shares	1	84%
Westwood Dividend Growth Fund, Institutional Shares	2	74%
Westwood SMidCap Plus Fund, Institutional Shares	3	54%
Westwood SMidCap Fund, Institutional Shares	4	85%
Westwood SmallCap Value Fund, Institutional Shares	3	63%
Westwood MLP and Strategic Energy Fund, Institutional Shares	2	87%
Westwood Income Opportunity Fund, Institutional Shares	2	52%
Westwood Income Opportunity Fund, A Class Shares	1	48%
Westwood Worldwide Income Opportunity, Institutional Shares	2	95%
Westwood Global Equity Fund, Institutional Shares	3	92%
Westwood Global Dividend Fund, Institutional Shares	2	90%
Westwood Emerging Markets Fund, Institutional Shares	2	72%
Westwood Emerging Markets Fund, A Class Shares	2	92%
Westwood Short Duration High Yield Fund, Institutional Shares	2	30%
Westwood Short Duration High Yield Fund, A Class Shares	1	27%
Westwood Opportunistic High Yield Fund, Institutional Shares	2	100%
Westwood Opportunistic High Yield Fund, Ultra Shares	2	100%
Westwood Market Neutral Income Fund, Institutional Shares	2	89%
Westwood Market Neutral Income Fund, Ultra Shares	1	100%
Westwood Strategic Global Convertibles Fund, Institutional Shares	2	92%

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

13. Line of Credit:

The Westwood Short Duration High Yield Fund entered into an agreement which enables it to have a line of credit with the Custodian. The Westwood Short Duration High Yield Fund has a $10.0 million uncommitted, senior secured line of credit which has a maturity date of February 15, 2017. The proceeds from the borrowings shall be used to provide temporary liquidity to the Westwood Short Duration High Yield Fund as necessary in order to meet redemption needs. Interest is charged based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. This fee is included as “Other Expenses” on the Statements of Operations. As of and during the year ended October 31, 2016, there were no borrowings outstanding.

14. Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

15. Subsequent Event:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Westwood Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund and Westwood Strategic Global Convertibles Fund (fifteen of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund and Westwood Strategic Global Convertibles Fund (fifteen of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2016, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2016

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016-October 31, 2016).

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,013.70	0.75%	$3.80
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,011.90	1.00	5.06
Westwood Dividend Growth Fund, Institutional Shares	1,000.00	1,027.80	0.95	4.84
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	1,024.60	0.92	4.67
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,037.30	0.97	4.98
Westwood SmallCap Value Fund, Institutional Shares	1,000.00	1,101.80	1.10	5.81
Westwood MLP and Strategic Energy Fund, Institutional Shares	1,000.00	1,072.10	1.00	5.21
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,018.90	0.84	4.26
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,017.70	1.09	5.53
Westwood Worldwide Income Opportunity Fund, Institutional Shares	1,000.00	1,003.90	0.95	4.79
Westwood Global Equity Fund, Institutional Shares	1,000.00	1,035.70	1.00	5.12
Westwood Global Dividend Fund, Institutional Shares	1,000.00	1,012.90	1.00	5.06
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,091.00	1.20	6.31
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,087.20	1.45	7.61
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,038.70	0.80	4.10
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,037.40	1.05	5.38
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	1,068.90	0.70	3.64
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,069.50	0.60	3.12
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,042.30	1.27	6.51
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,043.00	1.14	5.85
Westwood Strategic Global Convertibles Fund, Institutional Shares	1,000.00	999.50	0.85	4.27

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES — (continued) (Unaudited)
	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,021.37	0.75%	$3.81
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,020.11	1.00	5.08
Westwood Dividend Growth Fund, Institutional Shares	1,000.00	1,020.36	0.95	4.83
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	1,020.52	0.92	4.66
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,020.25	0.97	4.93
Westwood SmallCap Value Fund, Institutional Shares	1,000.00	1,019.61	1.10	5.58
Westwood MLP and Strategic Energy Fund, Institutional Shares	1,000.00	1,020.11	1.00	5.08
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,020.91	0.84	4.27
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,019.66	1.09	5.53
Westwood Worldwide Income Opportunity Fund, Institutional Shares	1,000.00	1,020.36	0.95	4.83
Westwood Global Equity Fund, Institutional Shares	1,000.00	1,020.11	1.00	5.08
Westwood Global Dividend Fund, Institutional Shares	1,000.00	1,020.11	1.00	5.08
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,019.10	1.20	6.09
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,017.85	1.45	7.36
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,021.11	0.80	4.06
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,019.85	1.05	5.33
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	1,021.62	0.70	3.56
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,022.12	0.60	3.05
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,018.77	1.27	6.43
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,019.41	1.14	5.79
Westwood Strategic Global Convertibles Fund, Institutional Shares	1,000.00	1,020.86	0.85	4.32

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-386-3944. The following chart lists Trustees and Officers as of October 31, 2016.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[4]
INTERESTED
TRUSTEES2 3

ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust, SEI Catholic Values and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust, SEI Catholic Values and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[3]
INDEPENDENT
TRUSTEES[2]

JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).

JOSEPH T. GRAUSE JR. (Born: 1952)	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust, SEI Catholic Values and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

3	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[3]
INDEPENDENT
TRUSTEES[2] (continued)

BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust, SEI Catholic Values and The KP Funds. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.

STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2015. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.	None.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

3	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006, SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012, SEI Insurance Products Trust and The KP Funds since 2013, The Advisors’ Inner Circle Fund III, Winton Series Trust since 2014 and Winton Diversified Opportunities Fund, SEI Catholic Values and Gallery Trust since 2015.	None.

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	None

BRIDGETT E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.	None.

LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).	None.

JOHN Y. KIM (Born: 1981)	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).	None.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be renewed after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the advisory or sub-advisory agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 17, 2016 to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms:

— the advisory agreement between Westwood Management Corp. (the “Adviser”) and the Trust, on behalf of the Funds; and

— the sub-advisory agreement between the Adviser and SKY Harbor Capital Management, LLC (the “Sub-Adviser”), on behalf of the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations and financial condition; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and the Sub-Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s and the Sub-Adviser’s profitability from their relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (vii) the Adviser’s and the Sub-Adviser’s potential economies of scale; (viii) the Adviser’s and the Sub-Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser and the Sub-Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (ii) the investment performance of the Funds and the Adviser and the Sub-Adviser; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Adviser from their relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Adviser

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Adviser to the Funds, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel, the resources of the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Adviser’s investment and risk management approaches for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Adviser. The most recent investment adviser registration forms

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

(“Form ADV”) for the Adviser and the Sub-Adviser were provided to the Board, as were the responses of the Adviser and the Sub-Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser were sufficient to support renewal of the Agreements.

Investment Performance of the Funds, the Adviser and the Sub-Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreements were last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, as well as the fees payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser and the Sub-Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Trustees also considered that the Adviser, not the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund, paid the Sub-Adviser pursuant to the sub-advisory agreement and that the fees payable to the Sub-Adviser reflected an arms-length negotiation between the Adviser and the Sub-Adviser. The Trustees evaluated both the fees under the sub-advisory agreement and the portion of the fees under the advisory agreement retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Adviser from their relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Adviser and their affiliates. The Trustees considered how the Adviser’s and the Sub-Adviser’s profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Funds and the Adviser’s willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s and Sub-Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2016, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit (6)
Westwood LargeCap Value Fund (7)	0.00%	85.11%	14.89%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%	N/A
Westwood Dividend Growth Fund (7)	0.00%	81.92%	18.08%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%	N/A
Westwood SMidCap Plus Fund (7)	0.00%	54.79%	45.21%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	N/A
Westwood SMidCap Fund (7)	0.00%	97.44%	2.56%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	N/A
Westwood SmallCap Value Fund (7)	0.00%	40.78%	59.22%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	N/A
Westwood MLP and Strategic Energy Fund	47.19%	0.00%	52.81%	100.00%	100.00%	100.00%	0.00%	0.72%	0.00%	N/A
Westwood Income Opportunity Fund (7)	0.00%	40.85%	59.15%	100.00%	100.00%	100.00%	1.67%	25.52%	0.00%	N/A
Westwood Worldwide Income Opportunity Fund	0.00%	0.00%	100.00%	100.00%	47.93%	88.37%	0.00%	10.44%	0.00%	N/A
Westwood Global Equity Fund	0.00%	0.00%	100.00%	100.00%	60.08%	100.00%	0.00%	0.00%	0.00%	9.02%
Westwood Global Dividend Fund	0.00%	0.00%	100.00%	100.00%	34.49%	100.00%	0.00%	0.00%	0.00%	7.68%
Westwood Emerging Markets Fund	0.00%	0.00%	100.00%	100.00%	0.45%	100.00%	0.00%	0.00%	0.00%	20.87%
Westwood Short Duration High Yield Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	95.99%	0.00%	N/A
Westwood Opportunistic High Yield Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	99.91%	0.00%	N/A
Westwood Market Neutral Income Fund	0.00%	12.94%	87.06%	100.00%	0.00%	0.01%	0.00%	44.78%	0.00%	N/A
Westwood Strategic Global Convertibles Fund	0.00%	0.00%	100.00%	100.00%	17.24%	17.24%	0.00%	46.51%	0.00%	N/A

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2016. The Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund expect to pass through $18,726, $10,114 and $445,697 respectively, as foreign tax credits on Form 1099-DIV for the year ending December 31, 2016 which shareholders of these portfolios will receive in late January 2017. For the year ended October 31, 2016, gross foreign source income amounted to $249,689, $111,951 and $5,284,356 respectively.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTICE TO SHAREHOLDERS—continued (Unaudited)

(7)	These funds are designating a portion of the redemption proceeds as taxable net investment income and/or realized capital gain for dividend paid deduction purposes (equalization debits). This designation has no impact on shareholders’ income tax reporting. For shareholders’ income tax reporting, the amount of ordinary income and/or long-term gain, if any, will be designated on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

WHG-AR-001-1100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$49,000	N/A	N/A	$116,100	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$25,000	$0	$110,000	$25,000	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$4,000

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$725,065	N/A	N/A	$723,360	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$160,000	N/A	N/A	$130,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$82,450	N/A	N/A	$72,450	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$141,000	N/A	N/A	$110,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $135,000 and $29,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $55,300 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $82,450 and $72,450 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.